UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia California Tax-Exempt Fund

Annual Report for the Period Ended October 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	16

Statement of Operations	18

Statement of Changes in Net Assets	19

Financial Highlights	21

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	33

Federal Income Tax Information	34

Fund Governance	35

Board Consideration and Approval of Advisory Agreements	40

Summary of Management Fee Evaluation by Independent Fee Consultant	44

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia California Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 9.52% without sales charge.

■  The fund outperformed its benchmarks, the Barclays Capital California Municipal Bond Index1 and the broader Barclays Capital Municipal Bond Index,2 as well as the average return of the funds in its peer group, the Lipper California Municipal Debt Funds Classification.3

■  Allocations to lower quality and longer-maturity bonds helped the fund outperform its benchmarks and peer group.

Portfolio Management

Catherine Stienstra has managed the fund since October 2010 and has been associated with Columbia Management Investment Advisers, LLC or its predecessors since 2007.

1The Barclays Capital California Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index consisting solely of bonds issued by obligors located in the state of California.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/10

+9.52%

Class A shares (without sales charge)

+7.78%

Barclays Capital Municipal Bond Index

+8.98%

Barclays Capital California Municipal Bond Index

1

Economic Update – Columbia California Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2010

■   Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds kept pace with stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer correction. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S stocks as well as stock markets in developed foreign markets, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Emerging Markets Index

MSCI EAFE Index

Although economic growth, as measured by gross domestic product (GDP), advanced a solid 5.0% in the last quarter of 2009, it remained sluggish into 2010. GDP expanded by 3.7% in the first quarter, 1.7% in the second quarter and 2.0% in the third quarter of 2010. Yet, fears that the economy could sink back into recession have diminished and most key indicators remain positive.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year, with a solid pickup in September 2010. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply during the summer before edging higher again in October 2010. The widely-followed measure of consumer attitudes toward the economy continues to hover near its historical low. Consumers continue to indicate they are concerned about business conditions and job prospects.

The housing market—another bellwether for the consumer sector—showed a glimmer of improvement in the final months of the 12-month period. Although both new and existing home sales fell during the summer after a federal tax credit for new and repeat homebuyers expired, both picked up in September 2010. Distressed properties continued to pressure prices. The national median price of existing homes fell slightly over the one-year period, while the median price of new homes rose slightly. The inventory of unsold new homes rose over the one-year period, though it stabilized somewhat in September and October.

News on the job front was mostly positive in 2010, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. However, private sector payroll employment trended modestly higher, massive layoffs declined and in October, labor market growth turned positive with the addition of 151,000 new jobs.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—trended generally higher. Industrial production declined slightly in August and September, while the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector—inched higher.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 8.01%. The high-yield bond market kept pace with the stock market during the period. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 16.85%. The Treasury market was

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

2

Economic Update (continued) – Columbia California Tax-Exempt Fund also positive. As the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell over the 12-month period (bond prices and yields move in opposite directions), the Barclays Capital U.S. Treasury Index3 returned 7.20%. Municipal bonds performed in line with taxable bonds, as investors sought to shelter income ahead of expected tax increases. The Barclays Capital Municipal Bond Index4 gained 7.78% for the period. Despite positive economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero.

Stock rally regains its footing

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. But during the early summer months, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market's earlier gains vanished. Then, in September and October, investors reversed course and bid stocks sharply higher. The S&P 500 Index5 returned 16.52% for the 12-month period.

Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 8.36% (in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)7 returned 23.56% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia California Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/00 – 10/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/01/00 – 10/31/10 ($)

Sales charge	without	with
Class A	16,506	15,722
Class B	15,324	15,324
Class C	15,782	15,782
Class Z	16,707	n/a

Average annual total return as of 10/31/10 (%)

Share class	A		B		C		Z
Inception	06/16/86		08/04/92		08/01/97		09/19/05
Sales charge	without	with	without	with	without	with	without
1-year	9.52	4.32	8.71	3.71	9.03	8.03	9.78
5-year	4.75	3.73	3.97	3.62	4.27	4.27	4.99
10-year	5.14	4.63	4.36	4.36	4.67	4.67	5.27

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the Fund's prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns shown for the fund's Class Z shares include the returns of the fund's Class A shares for periods prior to September 19, 2005, the date on which the fund's Class Z shares were first offered. The returns shown have been adjusted to reflect the fact that Class Z shares are sold without sales charges. The returns shown have not been adjusted to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z and Class A shares of the fund.

4

Understanding Your Expenses – Columbia California Tax-Exempt Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/10 – 10/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,049.90	1,020.97	4.34	4.28	0.84
Class B	1,000.00	1,000.00	1,046.00	1,017.19	8.20	8.08	1.59
Class C	1,000.00	1,000.00	1,047.50	1,018.70	6.66	6.56	1.29
Class Z	1,000.00	1,000.00	1,051.10	1,022.18	3.10	3.06	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia California Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/10 ($)

Class A	7.64
Class B	7.64
Class C	7.64
Class Z	7.64

Distributions declared per share

11/01/09 – 10/31/10 ($)

Class A	0.34
Class B	0.28
Class C	0.31
Class Z	0.36

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.02 per share of taxable realized gains.

Top 5 sectors

as of 10/31/10 (%)

Local General Obligations	10.9
Special Property Tax	10.7
State General Obligations	10.6
Refunded/Escrowed	10.5
Hospitals	7.9

Quality breakdown

as of 10/31/10 (%)

AAA	11.2
AA	34.4
A	36.7
BBB	8.8
BB	0.4
Non-Rated	8.5

For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 9.52% without sales charge. That was higher than the 8.98% gain of the Barclays Capital California Municipal Bond Index as well as the 7.78% advance of the broader Barclays Capital Municipal Bond Index. The fund also gained more than the 8.57% average return of the funds in its peer group, the Lipper California Municipal Debt Funds Classification. The fund benefited from an emphasis on lower quality and longer-maturity bonds, which outperformed higher quality and shorter-maturity issues.

Strong gains for municipal bonds

The past year was a good one for municipal bonds nationwide, thanks to a decline in interest rates and a favorable supply/demand situation. Demand for municipal issuance was particularly strong, as investors began to anticipate higher tax rates and the expiration of certain tax credits. Many municipal issuers also benefited from credit upgrades as Moody's Investor Services, a well-known credit rating agency, applied its global ratings scale to the municipal market. Meanwhile, tax-exempt supply—especially for bonds with maturities of 20 years or more—tightened, as more issuers turned to the popular Build America Bonds (BABs) Program, which gives municipalities a federal subsidy for issuing taxable debt.

Bias toward longer-maturity, lower quality issues

While we managed the fund for total return, we also sought to add yield. An overweight and strong issue selection in bonds with 20-30 year maturities as well as 10-15 year maturities especially helped performance. Over the year, we added to the fund's stake in bonds with 20-year and longer maturities. Having more sensitivity to interest rate changes than either of the Barclays indices also meant bonds in the fund experienced more price appreciation as interest rates declined. Exposure to lower quality bonds, especially BBB rated1 bonds and below investment-grade quality bonds, further aided performance. We believed lower quality issues would benefit as credit spreads—the yield difference between low and high quality bonds—narrowed in a slow and prolonged economic recovery. An underweight in A rated issues, compared with the benchmark, hampered relative results.

Gains from certain sector allocations

Overweights as well as strong issue selection in several sectors that performed well also boosted performance. For example, special tax bonds—which are bonds backed by revenues from sales or fuel taxes—did well for the fund, as did hospital, education and pre-refunded securities. Pre-refunding occurs when an issuer sells new bonds and invests the proceeds in U.S. Treasury securities that are pledged to pay off older, usually higher-rate, debt. By contrast, an underweight in California state general obligation (GO) bonds detracted from results, as the sector rebounded from the depressed levels it had reached in 2009. Having less exposure than the index to the transportation sector, which includes bonds issued for toll roads, turnpikes and bridge authorities, further hindered relative performance.

1The credit quality ratings represent those of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investment does not remove market risk.

6

Portfolio Manager's Report (continued) – Columbia California Tax-Exempt Fund

Challenging outlook for California

California was hit hard by the recent recession, and recovery has been slow, as evidenced by a 12.4% unemployment rate in September 2010—well above the 9.6% national average. Going forward, a contraction in personal income growth and a weak housing market are likely to increase the state's budgetary problems. In addition, the recent passage of Proposition 26 is expected to make it more difficult for state and local governments to raise revenue. On the positive side, California remains a leader in international trade, technology and manufacturing. Future budgets should be easier to pass, as voters recently passed Proposition 25, which allows the legislature to approve the state budget with a simple majority vote. A weak U.S. dollar also could boost international demand, in turn benefiting the state's technology and manufacturing sectors. Going forward, we plan to maintain an underweight relative to the index in state GOs due to our concerns about the state's fiscal health, but may look for opportunities to add to investments in the hospital and education sectors.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Maturity breakdown

as of 10/31/10 (%)

1-3 years	0.3
3-5 years	3.9
5-7 years	2.9
7-10 years	16.9
10-15 years	17.9
15-20 years	12.0
20-25 years	21.0
25 years and over	22.1
Cash & Equivalents	3.0

The fund is actively managed and the composition of its portfolio will change over time. Maturity breakdown, top sectors and quality breakdown are calculated as a percentage of net assets. Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

30-day SEC yields

as of 10/31/10 (%)

Class A	3.37
Class B	2.79
Class C	3.09
Class Z	3.79

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been reduced.

Taxable equivalent SEC yields

as of 10/31/10 (%)

Class A	5.80
Class B	4.80
Class C	5.31
Class Z	6.51

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0% and a California state income tax rate of 10.55%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

7

Investment Portfolio – Columbia California Tax-Exempt Fund

October 31, 2010

Municipal Bonds – 95.8%
	Par ($)	Value ($)
Education – 8.2%
Education – 7.3%
CA Educational Facilities Authority
California College of Arts,
Series 2005: 5.000% 06/01/26	1,000,000	951,070
5.000% 06/01/35	1,500,000	1,341,945
California Lutheran University,
Series 2008, 5.750% 10/01/38	3,000,000	3,121,680
University of Southern California:
Series 2007 A, 4.500% 10/01/33	4,500,000	4,505,175
Series 2009, 5.000% 10/01/39	1,425,000	1,511,953
Woodbury University,
Series 2006, 5.000% 01/01/25	1,830,000	1,779,181
CA Statewide Communities Development Authority
San Francisco Art Institute,
Series 2002, 7.375% 04/01/32	1,750,000	1,483,248
CA University of California
Series 2007,
Insured: AGMC 4.500% 05/15/35	4,000,000	3,906,920
Series 2009 A,
6.000% 11/01/40	2,000,000	2,246,120
Series 2009 O,
5.250% 05/15/39	4,000,000	4,352,760
Series 2010 A,
5.000% 11/01/30	2,995,000	3,157,179
Education Total		28,357,231
Prep School – 0.9%
CA Statewide Communities Development Authority
College for Certain LLC,
Series 2010, GTY AGMT: PCSD Guaranty Pool LLC 6.000% 07/01/30	2,000,000	2,059,620
Crossroads School for Arts & Sciences,
Series 1998, 6.000% 08/01/28 (a)	1,595,000	1,595,016
Prep School Total		3,654,636
Education Total		32,011,867

	Par ($)	Value ($)
Health Care – 8.8%
Continuing Care Retirement – 0.9%
CA Health Facilities Financing Authority
Episcopal Senior Communities,
Series 2010 B, 6.000% 02/01/32	2,000,000	2,065,720
CA Statewide Communities Development Authority
American Baptist Homes West,
Series 2010, GTY AGMT: American Baptist Homes Foundation 6.250% 10/01/39	1,500,000	1,522,425
Continuing Care Retirement Total		3,588,145
Hospitals – 7.9%
CA Health Facilities Financing Authority
Catholic Healthcare West:
Series 2009 A, 6.000% 07/01/39	1,000,000	1,088,670
Series 2009 E, 5.625% 07/01/25	1,125,000	1,221,705
Cedars-Sinai Medical Center,
Series 2005: 5.000% 11/15/27	1,500,000	1,533,480
5.000% 11/15/34	2,500,000	2,516,550
Kaiser Hospitals Foundation,
Series 2006, 5.250% 04/01/39	2,000,000	2,014,920
Sutter Health,
Series 2007 A, 5.000% 11/15/42	3,000,000	2,938,890
CA Infrastructure & Economic Development Bank
Kaiser Assistance Corp.,
Series 2001 A, 5.550% 08/01/31	2,500,000	2,561,925
CA Kaweah Delta Health Care District
Series 2006,
4.500% 06/01/34	3,500,000	2,995,090
CA Municipal Finance Authority
Series 2007,
5.250% 02/01/37	2,500,000	2,373,600
CA Rancho Mirage Joint Powers Financing Authority
Eisenhower Medical Center,
Series 2007 A, 5.000% 07/01/47	2,500,000	2,223,500
CA Sierra View Local Health Care District
Series 2007,
5.250% 07/01/37	1,500,000	1,455,900

See Accompanying Notes to Financial Statements.

8

Columbia California Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Statewide Communities Development Authority
Cottage Health Obligator Group,
Series 2010, 5.250% 11/01/30	1,000,000	1,045,940
Kaiser Foundation Hospitals, Inc.,
Series 2007 A, 4.750% 04/01/33	2,000,000	1,932,960
CA Torrance
Torrance Memorial Medical Center,
Series 2010 A, 5.000% 09/01/40	1,000,000	989,220
CA Turlock Health Facility
Emanuel Medical Center, Inc.:
Series 2004, 5.000% 10/15/13	940,000	993,147
Series 2007 A, 5.000% 10/15/22	2,780,000	2,762,653
Hospitals Total		30,648,150
Health Care Total		34,236,295
Housing – 1.0%
Multi-Family – 0.4%
CA Statewide Communities Development Authority
Oracle Communities Rialto 360 Corp.,
Series 2002 E-1, 5.375% 07/01/32	2,000,000	1,659,460
Multi-Family Total		1,659,460
Single-Family – 0.6%
CA Housing Finance Agency
Series 2006 K, AMT,
4.625% 08/01/26	2,500,000	2,274,700
CA Rural Home Mortgage Finance Authority
Series 1997 A-2, AMT,
Guarantor: GNMA 7.000% 09/01/29	5,000	5,072
Series 1998 B-5, AMT,
Guarantor: FNMA 6.350% 12/01/29	40,000	41,889
Series 2000 B, AMT,
Guarantor: FNMA 7.300% 06/01/31	30,000	30,835
Series 2000 D, AMT,
Guarantor: GNMA 7.100% 06/01/31	30,000	31,082
Single-Family Total		2,383,578
Housing Total		4,043,038

	Par ($)	Value ($)
Industrials – 1.2%
Oil & Gas – 1.2%
CA M-S-R Energy Authority
Series 2009 B,
7.000% 11/01/34	1,000,000	1,226,250
CA Southern California Public Power Authority
Series 2007 A,
5.000% 11/01/33	3,385,000	3,255,253
Oil & Gas Total		4,481,503
Industrials Total		4,481,503
Other – 12.9%
Other – 0.8%
CA Infrastructure & Economic Development Bank
Walt Disney Family Museum,
Series 2008, GTY AGMT: Walt & Lilly Disney Foundation 5.250% 02/01/38	3,050,000	3,125,518
Other Total		3,125,518
Refunded/Escrowed (b) – 10.5%
CA Central Unified School District
Series 1993,
Escrowed to Maturity, Insured: AMBAC (c) 03/01/18	20,065,000	16,966,161
CA Health Facilities Financing Authority
Series 1998 A,
Escrowed to Maturity, Insured: AGMC 5.000% 06/01/24	3,000,000	3,009,570
CA Metropolitan Water District of Southern California
Series 1993 A,
Escrowed to Maturity, 5.750% 07/01/21	2,865,000	3,446,452
CA Pomona
Single Family Mortgage Revenue,
Series 1990 B, Escrowed to Maturity, Guarantor: GNMA 7.500% 08/01/23	1,000,000	1,324,720
CA Redding
Series 1992 A, IFRN,
Escrowed to Maturity, Insured: NPFGC 10.003% 07/01/22 (11/02/10) (d)(e)	480,000	673,603

See Accompanying Notes to Financial Statements.

9

Columbia California Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Riverside County
Series 1989 A, AMT,
Escrowed to Maturity, Guarantor: GNMA 7.800% 05/01/21	2,500,000	3,533,450
CA San Joaquin Hills Transportation Corridor Agency
Series 1993,
Escrowed to Maturity, (c) 01/01/20	15,400,000	11,987,360
Refunded/Escrowed Total		40,941,316
Tobacco – 1.6%
CA Golden State Tobacco Securitization Corp.
Series 2007 A-1,
5.000% 06/01/33	7,500,000	6,176,850
Tobacco Total		6,176,850
Other Total		50,243,684
Resource Recovery – 0.5%
Disposal – 0.5%
CA Pollution Control Financing Authority
Series 2002 A, AMT,
GTY AGMT: Waste Management, Inc. 5.000% 01/01/22	2,000,000	2,045,820
Disposal Total		2,045,820
Resource Recovery Total		2,045,820
Tax-Backed – 43.4%
Local Appropriated – 6.4%
CA Anaheim Public Financing Authority
Series 1997 C,
Insured: AGMC 6.000% 09/01/14	2,000,000	2,316,060
CA Los Angeles County Schools
Regionalized Business Services Corp.,
Series 1999 A, Insured: AMBAC: (c) 08/01/16	1,945,000	1,518,714
(c) 08/01/17	1,980,000	1,452,785
CA Modesto
Certificates of Participation,
Series 1993 A, Insured: AMBAC 5.000% 11/01/23	2,235,000	2,259,943

	Par ($)	Value ($)
CA Oakland Joint Powers Financing Authority
Series 2008 B,
Insured: AGC 5.000% 08/01/22	3,000,000	3,232,380
CA Pico Rivera Public Financing Authority
Series 2009,
5.500% 09/01/31	1,500,000	1,571,505
CA San Joaquin County
Certificates of Participation,
Series 1993, Insured: NPFGC 5.500% 11/15/13	1,750,000	1,818,705
CA Santa Ana Financing Authority
Series 1994 A,
Insured: NPFGC 6.250% 07/01/18	6,035,000	7,041,216
CA Victor Elementary School District
Series 1996,
Insured: NPFGC 6.450% 05/01/18	3,345,000	3,624,475
Local Appropriated Total		24,835,783
Local General Obligations – 10.9%
CA Cabrillo Unified School District
Series 1996 A,
Insured: AMBAC (c) 08/01/15	3,000,000	2,532,060
CA Central Valley Schools Financing Authority
Series 1998 A,
Insured: NPFGC 6.450% 02/01/18	1,000,000	1,150,110
CA Coast Community College District
Series 2005,
Insured: NPFGC (c) 08/01/22	4,000,000	2,317,040
CA Culver City School Facilities Financing Authority
Series 2005,
Insured: AGMC: 5.500% 08/01/25	655,000	798,989
5.500% 08/01/26	1,750,000	2,142,315
CA East Side Union High School District Santa Clara County
Series 2003 B,
Insured: NPFGC 5.250% 08/01/26	2,010,000	2,086,460

See Accompanying Notes to Financial Statements.

10

Columbia California Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Golden West Schools Financing Authority
Series 2006,
Insured: AMBAC 5.500% 08/01/24	1,825,000	2,119,500
CA Grossmont Union High School District
Series 2006,
Insured: NPFGC (c) 08/01/28	5,000,000	1,833,700
CA Jefferson Union High School District
Series 2000 A,
Insured: NPFGC 6.450% 08/01/25	1,000,000	1,212,160
CA Lafayette
Series 2002,
5.125% 07/15/25	1,995,000	2,085,194
CA Manteca Unified School District
Series 2006,
Insured: NPFGC (c) 08/01/32	5,440,000	1,315,120
CA New Haven Unified School District
Series 2002,
Insured: AGMC 12.000% 08/01/17	1,565,000	2,530,417
CA Poway Unified School District
Series 2009 A,
(c) 08/01/24	6,770,000	3,301,187
CA Rocklin Unified School District
Series 1995 C,
Insured: NPFGC (c) 07/01/20	6,920,000	4,686,501
CA San Marino Unified School District
Series 1998 B,
5.000% 06/01/23	1,000,000	1,175,970
CA San Mateo Union High School District
Series 2002 B,
Insured: NPFGC (c) 09/01/26	4,005,000	1,860,403
CA Saratoga
Series 2001,
Insured: NPFGC 5.250% 08/01/31	2,000,000	2,026,540
CA Simi Valley Unified School District
Series 1998,
Insured: AMBAC 5.250% 08/01/22	925,000	982,082

	Par ($)	Value ($)
CA South San Francisco Unified School District
Series 2006,
Insured: NPFGC 5.250% 09/15/22	1,500,000	1,825,860
CA Tahoe-Truckee Unified School District
Series 1999 1-A,
Insured: FGIC (c) 08/01/23	3,780,000	1,874,011
Series 1999 2-A,
Insured: FGIC (c) 08/01/24	2,965,000	1,379,614
CA Union Elementary School District
Series 1999 A,
Insured: NPFGC (c) 09/01/19	1,750,000	1,220,048
Local General Obligations Total		42,455,281
Special Non-Property Tax – 1.4%
CA Carson Redevelopment Agency
Tax Allocation Housing,
Series 2010 A, 5.000% 10/01/30	3,200,000	3,097,920
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1998 A,
Insured: NPFGC 4.750% 07/01/38	2,250,000	2,153,047
Special Non-Property Tax Total		5,250,967
Special Property Tax – 10.7%
CA Carson
Series 1992,
7.375% 09/02/22	115,000	115,163
CA Cerritos Public Financing Authority
Series 1993 A,
Insured: AMBAC 6.500% 11/01/23	2,000,000	2,343,500
CA Elk Grove Unified School District
Series 1995 A,
Insured: AMBAC: (c) 12/01/18	2,720,000	1,790,032
6.500% 12/01/24	3,000,000	3,339,750
CA Inglewood Redevelopment Agency
Series 1998 A,
Insured: AMBAC 5.250% 05/01/23	1,000,000	1,002,560

See Accompanying Notes to Financial Statements.

11

Columbia California Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Lancaster Financing Authority
Series 2003,
Insured: NPFGC 5.125% 02/01/17	1,270,000	1,369,797
CA Long Beach Bond Finance Authority
Series 2006 C,
Insured: AMBAC 5.500% 08/01/31	3,250,000	3,151,947
CA Los Angeles Community Redevelopment Agency
Series 1998 C,
Insured: NPFGC 5.375% 07/01/18	1,665,000	1,786,445
CA Los Angeles County Public Works Financing Authority
Series 1996 A,
Insured: AGMC 5.500% 10/01/18	2,265,000	2,618,612
CA Oakdale Public Financing Authority
Series 2004,
5.375% 06/01/33	1,500,000	1,400,565
CA Oakland Redevelopment Agency
Series 1992,
Insured: AMBAC 5.500% 02/01/14	5,725,000	5,825,932
CA Oceanside Community Facilities District
Series 2004,
5.875% 09/01/34	1,000,000	910,090
CA Orange County Community Facilities District
Series 2004 A,
5.625% 08/15/34	850,000	826,582
CA Rancho Cucamonga Redevelopment Agency
Series 2007 A,
Insured: NPFGC 5.000% 09/01/34	1,000,000	936,480
CA Redwood City Community Facilities District No. 1
Series 2003 B,
5.950% 09/01/28	750,000	755,543
CA Riverside County Public Financing Authority
Series 1991 A,
8.000% 02/01/18	20,000	20,039
CA San Bernardino Joint Powers Financing Authority
Series 1998 A,
Insured: AMBAC 5.750% 07/01/14	985,000	1,084,061

	Par ($)	Value ($)
Series 2005 A,
Insured: AGMC 5.750% 10/01/24	2,420,000	2,749,193
CA San Diego Redevelopment Agency
Series 2001,
Insured: AGMC (c) 09/01/20	3,630,000	2,269,077
CA San Francisco City & County Redevelopment Agency
Series 2009 C,
6.500% 08/01/39	1,000,000	1,088,940
Series 2009,
6.500% 08/01/32	500,000	550,375
CA Sulphur Springs Union School District
Series 2002-1-A,
6.000% 09/01/33	1,500,000	1,364,535
CA West Covina Redevelopment Agency
Series 1996,
6.000% 09/01/17	3,665,000	4,164,979
Special Property Tax Total		41,464,197
State Appropriated – 3.4%
CA Public Works Board
Series 1993 A,
Insured: AMBAC 5.000% 12/01/19	6,000,000	6,245,160
Series 2004 A,
5.500% 06/01/19	1,500,000	1,573,185
Series 2009,
6.125% 11/01/29	5,000,000	5,439,750
State Appropriated Total		13,258,095
State General Obligations – 10.6%
CA State
Series 2000,
5.625% 05/01/26	160,000	162,074
Series 2003,
5.250% 02/01/20	1,250,000	1,430,325
Series 2005,
4.625% 05/01/29	2,000,000	1,971,860
Series 2006,
4.500% 10/01/36	2,500,000	2,382,225
Series 2007,
4.500% 08/01/26	2,500,000	2,444,625
5.000% 12/01/31	3,500,000	3,558,310
Series 2008,
5.000% 08/01/34	2,500,000	2,517,375
5.125% 04/01/33	3,500,000	3,557,085

See Accompanying Notes to Financial Statements.

12

Columbia California Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2009:
5.000% 10/01/29	4,000,000	4,118,800
5.500% 11/01/39	4,965,000	5,265,134
6.000% 04/01/35	4,000,000	4,473,080
Series 2010,
5.500% 03/01/40	4,800,000	5,098,416
PR Commonwealth of Puerto Rico
Series 2004 A:
5.250% 07/01/21	2,000,000	2,073,060
5.250% 07/01/22	2,000,000	2,065,840
State General Obligations Total		41,118,209
Tax-Backed Total		168,382,532
Transportation – 7.1%
Air Transportation – 0.0%
CA Statewide Communities Development Authority
United Airlines, Inc.,
Series 2001, 07/01/39 (f)	2,000,000	75,000
Air Transportation Total		75,000
Airports – 2.9%
CA County of Orange
Series 2009 A,
5.250% 07/01/39	2,500,000	2,643,350
CA County of Sacramento
Series 2008 B, AMT,
Insured: AGMC 5.250% 07/01/39	1,000,000	1,013,150
CA Los Angeles Department of Airports
Series 2009 A,
5.000% 05/15/34	1,000,000	1,036,560
Series 2010 B,
5.000% 05/15/35	2,215,000	2,236,707
CA San Diego County Regional Airport Authority
Series 2005, AMT,
Insured: AMBAC 5.250% 07/01/20	750,000	823,598
Series 2010 A,
5.000% 07/01/34	1,650,000	1,712,716
CA San Francisco City & County Airports Commission
Series 2008 34E, AMT,
Insured: AGMC 5.750% 05/01/25	1,500,000	1,685,280
Airports Total		11,151,361

	Par ($)	Value ($)
Ports – 1.3%
CA San Francisco Port Commission
Series 2010 A,
5.125% 03/01/40	5,000,000	5,105,700
Ports Total		5,105,700
Toll Facilities – 2.2%
CA Bay Area Toll Authority
Series 2008 F-1,
5.125% 04/01/47	2,500,000	2,617,975
CA Foothill-Eastern Transportation Corridor Agency
Series 1995 A,
Insured: NPFGC 5.000% 01/01/35	2,000,000	1,807,660
Series 1999,
5.750% 01/15/40	4,000,000	3,946,120
Toll Facilities Total		8,371,755
Transportation – 0.7%
CA Los Angeles Harbor Department
Series 2009 B,
5.250% 08/01/39	2,500,000	2,658,450
Transportation Total		2,658,450
Transportation Total		27,362,266
Utilities – 12.7%
Investor Owned – 1.8%
CA Chula Vista Industrial Development Authority
San Diego Gas & Electric Co.:
Series 1996 B, AMT, 5.500% 12/01/21	2,000,000	2,121,180
Series 2004 D,
5.875% 01/01/34	1,000,000	1,128,140
Series 2005 D, AMT,
5.000% 12/01/27	3,500,000	3,617,950
Investor Owned Total		6,867,270
Joint Power Authority – 0.5%
CA Infrastructure & Economic Development Bank
California Independent System Operator Corp.,
Series 2009 A, 6.250% 02/01/39	2,000,000	2,142,720
Joint Power Authority Total		2,142,720
Municipal Electric – 2.6%
CA Los Angeles Department of Water & Power
Series 2008,
5.250% 07/01/38	1,750,000	1,882,423

See Accompanying Notes to Financial Statements.

13

Columbia California Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Modesto Irrigation District
Certificates of Participation,
Series 2004 B, 5.500% 07/01/35	2,000,000	2,141,800
CA Sacramento Municipal Utility District
Series 1997 K,
Insured: AMBAC 5.250% 07/01/24	2,220,000	2,524,828
Series 2001 N,
Insured: NPFGC 5.000% 08/15/28	2,000,000	2,016,620
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2008 WW,
5.000% 07/01/28	1,500,000	1,554,015
Municipal Electric Total		10,119,686
Water & Sewer – 7.8%
CA Big Bear Lake
Series 1996,
Insured: NPFGC 6.000% 04/01/15	1,350,000	1,483,947
CA Chino Basin Regional Financing Authority
Inland Empire Utilities Agency,
Series 2008 A, Insured: AMBAC 5.000% 11/01/38	2,000,000	2,048,640
CA Lodi
Series 2007 A,
Insured: AGMC 5.000% 10/01/37	1,250,000	1,273,375
CA Los Angeles Department of Water & Power
Series 2001 A:
5.125% 07/01/41	3,000,000	3,025,320
Insured: FGIC
5.125% 07/01/41	3,000,000	3,025,320
CA Los Angeles
Series 2009 A,
5.000% 06/01/39	4,000,000	4,213,840
CA Manteca Financing Authority
Series 2003 B,
Insured: NPFGC 5.000% 12/01/33	575,000	575,765
CA Metropolitan Water District of Southern California
Series 1993 A,
5.750% 07/01/21	3,635,000	4,428,775

	Par ($)	Value ($)
CA Pico Rivera Water Authority
Series 1999 A,
Insured: NPFGC 5.500% 05/01/29	2,000,000	2,208,440
CA San Diego Public Facilities Financing Authority
Series 2009 B,
5.375% 08/01/34	2,000,000	2,173,600
Series 2009,
5.250% 05/15/39	3,000,000	3,218,790
CA Santa Clara Valley Water District
Series 2006,
Insured: AGMC 4.250% 06/01/30	2,500,000	2,514,750
Water & Sewer Total		30,190,562
Utilities Total		49,320,238
Total Municipal Bonds (cost of $348,327,218)		372,127,243
Municipal Preferred Stock – 0.4%
	Shares
Housing – 0.4%
Multi-Family – 0.4%
Munimae Tax-Exempt Bond Subsidiary LLC
Series 2004 A-2,
4.900% 06/30/49 (g)	2,000,000	1,639,940
Multi-Family Total		1,639,940
Housing Total		1,639,940
Total Municipal Preferred Stock (cost of $2,000,000)		1,639,940
Common Stock – 0.0%
Industrials – 0.0%
Airlines – 0.0%
United Continental Holdings, Inc. (h)	374	10,861
Airlines Total		10,861
Industrials Total		10,861
Total Common Stock (cost of $7,783)		10,861
Investment Companies – 3.3%
BofA California Tax-Exempt
Reserves, Capital Class (7 day yield of 0.1520%) (i)	6,038,323	6,038,323

See Accompanying Notes to Financial Statements.

14

Columbia California Tax-Exempt Fund

October 31, 2010

Investment Companies (continued)
	Shares	Value ($)
Dreyfus General California
Municipal Money Market Fund (7 day yield of 0.000%)	6,561,898	6,561,898
Total Investment Companies (cost of $12,600,221)		12,600,221
Total Investments – 99.5% (cost of $362,935,222) (j)		386,378,265
Other Assets & Liabilities, Net – 0.5%		1,890,522
Net Assets – 100.0%		388,268,787

Notes to Investment Portfolio:

(a)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At October 31, 2010, the value of this security amounted to $1,595,016 which represents 0.4% of net assets. Additional information on this restricted security is as follows

Security	Acquisition Date	Acquisition Cost
CA Statewide Communities Development Authority; Crossroads School for Arts & Sciences, Series 1998, 6.000% 08/01/28	08/21/98	$1,595,000

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2010.

(f)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the value of this security, which is illiquid, represents 0.4% of net assets.

Security	Acquisition Date	Par	Cost	Value
Munimae Tax-Exempt Bond Subsidiary LLC; Series 2004 A-2, 4.900% 06/30/49	10/15/04	$2,000,000	$2,000,000	$1,639,940

(h)  Non-income producing.

(i)  Investments in affiliates during the year ended October 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA California Tax-Exempt Reserves, Capital Class* (7 day yield of 0.1520%)	$3,256,484	$32,919,931	$(35,680,415)	$1,322	$–

*  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from November 1, 2009 through April 30, 2010.

(j)  Cost for federal income tax purposes is $362,810,264.

The following table summarizes the inputs used, as of October 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$–	$372,127,243	$–	$372,127,243
Total Municipal Preferred Stock	–	1,639,940	–	1,639,940
Total Common Stock	10,861	–	–	10,861
Total Investment Companies	12,600,221	–	–	12,600,221
Total Investments	$12,611,082	$373,767,183	$–	$386,378,265

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (unaudited)	% of Net Assets
Tax-Backed	43.4
Utilities	12.7
Refunded/Escrowed	10.5
Health Care	8.8
Education	8.2
Transportation	7.1
Tobacco	1.6
Housing	1.4
Industrials	1.2
Other	0.8
Resource Recovery	0.5
96.2
Investment Companies	3.3
Other Assets & Liabilities, Net	0.5
100.0

Acronym	Name
AGC	Assured Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GTY AGMT	Guaranty Agreement

IFRN	Inverse Floating Rate Note

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

15

Statement of Assets and Liabilities – Columbia California Tax-Exempt Fund
October 31, 2010

		($)
Assets	Investments, at identified cost	362,935,222
	Investments, at value	386,378,265
	Cash	784
	Receivable for:
	Fund shares sold	953,260
	Interest	4,925,078
	Expense reimbursement due from investment advisor	3,045
	Trustees' deferred compensation plan	45,380
	Prepaid expenses	4,511
	Total Assets	392,310,323
Liabilities	Payable for:
	Investments purchased	2,228,312
	Fund shares repurchased	603,708
	Distributions	808,130
	Investment advisory fee	166,169
	Pricing and bookkeeping fees	11,578
	Transfer agent fee	17,666
	Trustees' fees	18,018
	Custody fee	2,800
	Distribution and service fees	74,583
	Chief compliance officer expenses	97
	Trustees' deferred compensation plan	45,380
	Other liabilities	65,095
	Total Liabilities	4,041,536
	Net Assets	388,268,787
Net Assets Consist of	Paid-in capital	358,069,486
	Undistributed net investment income	248,466
	Accumulated net realized gain	6,507,792
	Net unrealized appreciation (depreciation) on investments	23,443,043
	Net Assets	388,268,787

See Accompanying Notes to Financial Statements.

16

Statement of Assets and Liabilities (continued) – Columbia California Tax-Exempt Fund
October 31, 2010

Class A	Net assets	$259,552,086
	Shares outstanding	33,957,833
	Net asset value per share	$7.64	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.64/0.9525)	$8.02	(b)
Class B	Net assets	$2,095,073
	Shares outstanding	274,098
	Net asset value and offering price per share	$7.64	(a)
Class C	Net assets	$32,080,328
	Shares outstanding	4,197,124
	Net asset value and offering price per share	$7.64	(a)
Class Z	Net assets	$94,541,300
	Shares outstanding	12,369,050
	Net asset value, offering and redemption price per share	$7.64

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

17

Statement of Operations – Columbia California Tax-Exempt Fund
For the Year Ended October 31, 2010

		($)
Investment Income	Interest	20,008,766
	Dividends	1,633
	Dividends from affiliates	1,322
	Total Investment Income	20,011,721
Expenses	Investment advisory fee	1,967,168
	Distribution fee:
	Class B	27,125
	Class C	226,264
	Service fee:
	Class A	633,303
	Class B	8,666
	Class C	72,626
	Transfer agent fee	135,144
	Pricing and bookkeeping fees	119,982
	Trustees' fees	31,729
	Custody fee	16,673
	Chief compliance officer expenses	1,184
	Other expenses	190,786
	Total Expenses	3,430,650
	Fees waived or expenses reimbursed by investment advisor	(101,265)
	Fees waived by distributor—Class C	(90,562)
	Expense reductions	(18)
	Net Expenses	3,238,805
	Net Investment Income	16,772,916
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	6,876,102
	Net change in unrealized appreciation (depreciation) on investments	12,436,214
	Net Gain	19,312,316
	Net Increase Resulting from Operations	36,085,232

See Accompanying Notes to Financial Statements.

18

Statement of Changes in Net Assets – Columbia California Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	16,772,916	17,753,420
	Net realized gain on investments and futures contracts	6,876,102	1,409,988
	Net change in unrealized appreciation (depreciation) on investments	12,436,214	32,648,383
	Net increase resulting from operations	36,085,232	51,811,791
Distributions to Shareholders	From net investment income:
	Class A	(11,166,443)	(11,572,607)
	Class B	(126,799)	(293,974)
	Class C	(1,142,842)	(989,586)
	Class Z	(4,333,792)	(4,892,289)
	From net realized gains:
	Class A	(826,388)	(266,708)
	Class B	(15,401)	(9,730)
	Class C	(91,505)	(22,700)
	Class Z	(316,727)	(111,582)
	Total distributions to shareholders	(18,019,897)	(18,159,176)
	Net Capital Stock Transactions	(36,941,425)	(28,962,294)
	Increase from regulatory settlements	—	5,166
	Total increase (decrease) in net assets	(18,876,090)	4,695,487
Net Assets	Beginning of period	407,144,877	402,449,390
	End of period	388,268,787	407,144,877
	Undistributed net investment income at end of period	248,466	291,317

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets (continued) – Columbia California Tax-Exempt Fund

	Capital Stock Activity
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,392,238	10,378,058	3,895,993	27,313,561
Distributions reinvested	1,040,628	7,728,471	1,117,396	7,849,044
Redemptions	(4,865,004)	(36,310,861)	(7,870,780)	(54,925,863)
Net decrease	(2,432,138)	(18,204,332)	(2,857,391)	(19,763,258)
Class B
Subscriptions	22,274	163,983	61,966	433,630
Distributions reinvested	11,349	84,002	26,255	183,234
Redemptions	(496,255)	(3,678,684)	(803,739)	(5,672,592)
Net decrease	(462,632)	(3,430,699)	(715,518)	(5,055,728)
Class C
Subscriptions	920,606	6,878,960	1,423,590	9,936,545
Distributions reinvested	67,717	501,874	71,416	501,907
Redemptions	(754,660)	(5,611,874)	(796,791)	(5,531,093)
Net increase	233,663	1,768,960	698,215	4,907,359
Class Z
Subscriptions	1,776,504	13,286,453	2,684,063	18,895,881
Distributions reinvested	43,356	320,208	50,465	351,519
Redemptions	(4,144,983)	(30,682,015)	(4,082,983)	(28,298,067)
Net decrease	(2,325,123)	(17,075,354)	(1,348,455)	(9,050,667)

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.30	$6.71	$7.55	$7.74	$7.59
Income from Investment Operations:
Net investment income (a)	0.32	0.31	0.30	0.30	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.36	0.59	(0.79)	(0.16)	0.18
Total from investment operations	0.68	0.90	(0.49)	0.14	0.49
Less Distributions to Shareholders:
From net investment income	(0.32)	(0.30)	(0.31)	(0.30)	(0.31)
From net realized gains	(0.02)	(0.01)	(0.04)	(0.03)	(0.03)
Total distributions to shareholders	(0.34)	(0.31)	(0.35)	(0.33)	(0.34)
Increase from regulatory settlements	—	— (b)	—	—	—
Net Asset Value, End of Period	$7.64	$7.30	$6.71	$7.55	$7.74
Total return (c)(d)	9.52%	13.76%	(6.80)%	1.86%	6.61%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.84%	0.84%	0.84%	0.83%	0.83%
Waiver/Reimbursement	0.03%	0.02%	0.01%	0.03%	0.02%
Net investment income (e)	4.25%	4.38%	4.14%	3.99%	4.04%
Portfolio turnover rate	12%	14%	12%	12%	10%
Net assets, end of period (000s)	$259,552	$265,594	$263,220	$281,254	$292,740

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.30	$6.71	$7.55	$7.74	$7.59
Income from Investment Operations:
Net investment income (a)	0.26	0.26	0.25	0.25	0.25
Net realized and unrealized gain (loss) on investments and futures contracts	0.36	0.59	(0.80)	(0.17)	0.18
Total from investment operations	0.62	0.85	(0.55)	0.08	0.43
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.25)	(0.25)	(0.24)	(0.25)
From net realized gains	(0.02)	(0.01)	(0.04)	(0.03)	(0.03)
Total distributions to shareholders	(0.28)	(0.26)	(0.29)	(0.27)	(0.28)
Increase from regulatory settlements	—	— (b)	—	—	—
Net Asset Value, End of Period	$7.64	$7.30	$6.71	$7.55	$7.74
Total return (c)(d)	8.71%	12.92%	(7.49)%	1.10%	5.82%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.59%	1.59%	1.59%	1.58%	1.58%
Waiver/Reimbursement	0.03%	0.02%	0.01%	0.03%	0.02%
Net investment income (e)	3.52%	3.65%	3.38%	3.25%	3.29%
Portfolio turnover rate	12%	14%	12%	12%	10%
Net assets, end of period (000s)	$2,095	$5,377	$9,740	$16,123	$24,004

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.30	$6.71	$7.55	$7.74	$7.59
Income from Investment Operations:
Net investment income (a)	0.28	0.28	0.27	0.27	0.27
Net realized and unrealized gain (loss) on investments and futures contracts	0.37	0.59	(0.80)	(0.16)	0.18
Total from investment operations	0.65	0.87	(0.53)	0.11	0.45
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.27)	(0.27)	(0.27)	(0.27)
From net realized gains	(0.02)	(0.01)	(0.04)	(0.03)	(0.03)
Total distributions to shareholders	(0.31)	(0.28)	(0.31)	(0.30)	(0.30)
Increase from regulatory settlements	—	— (b)	—	—	—
Net Asset Value, End of Period	$7.64	$7.30	$6.71	$7.55	$7.74
Total return (c)(d)	9.03%	13.25%	(7.22)%	1.40%	6.13%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.29%	1.29%	1.29%	1.28%	1.28%
Waiver/Reimbursement	0.33%	0.32%	0.31%	0.33%	0.32%
Net investment income (e)	3.79%	3.91%	3.69%	3.54%	3.59%
Portfolio turnover rate	12%	14%	12%	12%	10%
Net assets, end of period (000s)	$32,080	$28,928	$21,899	$16,765	$16,224

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.30	$6.71	$7.55	$7.74	$7.59
Income from Investment Operations:
Net investment income (a)	0.33	0.32	0.32	0.32	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.37	0.60	(0.80)	(0.16)	0.19
Total from investment operations	0.70	0.92	(0.48)	0.16	0.51
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.32)	(0.32)	(0.32)	(0.33)
From net realized gains	(0.02)	(0.01)	(0.04)	(0.03)	(0.03)
Total distributions to shareholders	(0.36)	(0.33)	(0.36)	(0.35)	(0.36)
Increase from regulatory settlements	—	— (b)	—	—	—
Net Asset Value, End of Period	$7.64	$7.30	$6.71	$7.55	$7.74
Total return (c)(d)	9.78%	14.03%	(6.57)%	2.09%	6.85%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.60%	0.60%	0.60%	0.60%	0.60%
Waiver/Reimbursement	0.03%	0.02%	0.01%	0.03%	0.02%
Net investment income (e)	4.49%	4.61%	4.38%	4.23%	4.26%
Portfolio turnover rate	12%	14%	12%	12%	10%
Net assets, end of period (000s)	$94,541	$107,246	$107,591	$122,941	$123,803

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Notes to Financial Statements – Columbia California Tax-Exempt Fund
October 31, 2010

Note 1. Organization

Columbia California Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and California individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a maximum contingent deferred sales charge ("CDSC") of 1.00% based on the holding period after purchase.

Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

25

Columbia California Tax-Exempt Fund, October 31, 2010

faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

26

Columbia California Tax-Exempt Fund, October 31, 2010

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(45,891)	$45,890	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

	October 31,
	2010	2009
Tax-Exempt Income	$16,683,892	$17,678,108
Ordinary Income*	85,984	70,348
Long-Term Capital Gains	1,250,021	410,720

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

27

Columbia California Tax-Exempt Fund, October 31, 2010

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$980,982	$6,582,927	$23,568,001

*  The difference between book-basis and tax-basis net unrealized appreciation is primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$28,633,738
Unrealized depreciation	(5,065,737)
Net unrealized appreciation	$23,568,001

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended October 31, 2010, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which

28

Columbia California Tax-Exempt Fund, October 31, 2010

State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended October 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.03% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended October 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended October 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $10,590. For the same time period, net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $6,954, $1,225 and $2,890, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the New Distributor

29

Columbia California Tax-Exempt Fund, October 31, 2010

and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2010, the Fund's effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the New Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The New Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the New Distributor at any time.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Fee Waivers and Expense Reimbursements

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fee" on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Other

Prior to the Closing, the Fund made daily investments of cash balances in BofA (formerly Columbia) California Tax-Exempt Reserves, formerly an affiliated open-ended investment company managed by Columbia. The income earned prior to the Closing by the Fund from such investments is included as "Dividends from affiliates" on the Statement of Operations. As an investing Fund, the Fund was indirectly allocated its proportionate share of the expenses of BofA California Tax-Exempt Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended October 31, 2010, these custody credits reduced total expenses by $18 for the Fund.

30

Columbia California Tax-Exempt Fund, October 31, 2010

Note 6. Portfolio Information

For the year ended October 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $45,196,155 and $88,166,844, respectively.

Note 7. Regulatory Settlements

During the year ended October 31, 2009, the Fund received payments totaling $5,166 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of October 31, 2010, two shareholder accounts owned 44.3% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration of Risk

The Fund had greater than 5% of its total net assets at October 31, 2010, invested in debt obligations issued by each of California and Puerto Rico and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of this state's and territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed

31

Columbia California Tax-Exempt Fund, October 31, 2010

one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Event

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia California Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2010

33

Federal Income Tax Information (Unaudited) – Columbia California Tax-Exempt Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2010, $7,013,709, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2010, 99.49% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

34

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

35

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

36

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

38

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

39

Board Consideration and Approval of Advisory Agreements

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia California Tax-Exempt Fund, the Advisory Agreement will decrease contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management

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Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia California Tax-Exempt Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

o  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

o  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the

41

Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia California Tax-Exempt Fund's performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period and in the first quintile for the three-, five- and ten-year periods of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for Columbia California Tax-Exempt Fund would decrease the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund's current investment management services agreement. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of Columbia California Tax-Exempt Fund's current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the

42

trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

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annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

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7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia California Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

49

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia California Tax-Exempt Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1006 A (12/10)

Columbia Connecticut Tax-Exempt Fund

Annual Report for the Period Ended October 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	30

Federal Income Tax Information	31

Fund Governance	32

Board Consideration and Approval of Advisory Agreements	37

Summary of Management Fee Evaluation by Independent Fee Consultant	41

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Connecticut Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 8.14% without sales charge.

■  The fund outperformed its benchmark, the Barclays Capital Municipal Bond Index1, and the average return of the funds in its peer group, the Lipper Connecticut Municipal Debt Funds Classification.2

■  The fund's exposure to longer-maturity and lower quality bonds aided relative performance, as both sectors were strong performers.

Portfolio Management

Catherine Stienstra has managed the fund since October 2010 and has been associated with Columbia Management Investment Advisers, LLC or its predecessors since 2007.

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/10

+8.14%

Class A shares (without sales charge)

+7.78%

Barclays Capital Municipal Bond Index

1

Economic Update – Columbia Connecticut Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2010

■   Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds kept pace with stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer correction. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Emerging Markets Index

MSCI EAFE Index

Although economic growth, as measured by gross domestic product (GDP), advanced a solid 5.0% in the last quarter of 2009, it remained sluggish into 2010. GDP expanded by 3.7% in the first quarter, 1.7% in the second quarter and 2.0% in the third quarter of 2010. Yet, fears that the economy could sink back into recession have diminished and most key indicators remain positive.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year, with a solid pickup in September 2010. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply during the summer before edging higher again in October 2010. The widely-followed measure of consumer attitudes toward the economy continues to hover near its historical low. Consumers continue to indicate they are concerned about business conditions and job prospects.

The housing market—another bellwether for the consumer sector—showed a glimmer of improvement in the final months of the 12-month period. Although both new and existing home sales fell during the summer after a federal tax credit for new and repeat homebuyers expired, both picked up in September 2010. Distressed properties continued to pressure prices. The national median price of existing homes fell slightly over the one-year period, while the median price of new homes rose slightly. The inventory of unsold new homes rose over the one-year period, though it stabilized somewhat in September and October.

News on the job front was mostly positive in 2010, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. However, private sector payroll employment trended modestly higher, massive layoffs declined and in October, labor market growth turned positive with the addition of 151,000 new jobs.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—trended generally higher. Industrial production declined slightly in August and September, while the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector—inched higher.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 8.01%. The high-yield bond market kept pace with the stock market during the period. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 16.85%. The Treasury market was

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

2

Economic Update (continued) – Columbia Connecticut Tax-Exempt Fund also positive. As the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell over the 12-month period (bond prices and yields move in opposite directions), the Barclays Capital U.S. Treasury Index3 returned 7.20%. Municipal bonds performed in line with taxable bonds, as investors sought to shelter income ahead of expected tax increases. The Barclays Capital Municipal Bond Index4 gained 7.78% for the period. Despite positive economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero.

Stock rally regains its footing

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. But during the early summer months, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market's earlier gains vanished. Then, in September and October, investors reversed course and bid stocks sharply higher. The S&P 500 Index5 returned 16.52% for the 12-month period.

Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 8.36% (in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)7 returned 23.56% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Connecticut Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/00 – 10/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/01/00 – 10/31/10 ($)

Sales charge	without	with
Class A	16,160	15,393
Class B	15,003	15,003
Class C	15,454	15,454
Class Z	n/a	n/a

Average annual total return as of 10/31/10 (%)

Share class	A		B		C		Z
Inception	11/01/91		06/08/92		08/01/97		09/27/10
Sales charge	without	with	without	with	without	with	without
1-year	8.14	3.00	7.34	2.34	7.66	6.66	n/a
5-year	4.46	3.45	3.68	3.34	3.99	3.99	n/a
10-year/Life	4.92	4.41	4.14	4.14	4.45	4.45	–0.79

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

Class Z shares were initially offered by the fund on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Connecticut Tax-Exempt Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/10 – 10/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.70		1,020.97	4.32		4.28	0.84
Class B	1,000.00	1,000.00	1,038.80		1,017.19	8.17		8.08	1.59
Class C	1,000.00	1,000.00	1,040.40		1,018.70	6.63		6.56	1.29
Class Z*	1,000.00	1,000.00	992.10	*	1,022.18	0.56	*	3.06	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through October 31, 2010. Class Z commenced operations on September 27, 2010.

5

Portfolio Manager's Report – Columbia Connecticut Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/10 ($)

Class A	7.89
Class B	7.89
Class C	7.89
Class Z	7.89

Distributions declared per share

11/01/09 – 10/31/10 ($)

Class A	0.28
Class B	0.22
Class C	0.24
Class Z*	0.03	*

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

*For the period September 27, 2010 through October 31, 2010. Class Z commenced operations on September 27, 2010.

30-day SEC yields

as of 10/31/10 (%)

Class A	2.49
Class B	1.85
Class C	2.18
Class Z	2.79

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been reduced.

Taxable-equivalent SEC yields

as of 10/31/10 (%)

Class A	4.09
Class B	3.04
Class C	3.59
Class Z	4.59

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0% and a Connecticut state income tax rate of 6.50%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 8.14% without sales charge. Over this same period, the fund's benchmark, the Barclays Capital Municipal Bond Index, returned 7.78%, while the average return of the funds in its peer group, the Lipper Connecticut Municipal Debt Funds Classification, was 6.72%. The fund benefited from its exposure to lower quality and longer-maturity bonds, which outpaced higher quality and shorter-maturity issues.

Strong gains for municipal bonds

Municipal bonds had a great year, thanks to declining interest rates and a favorable supply/demand situation. Demand for municipal paper remained strong as investors searched for added yield and tax relief. Yields on municipal bonds looked particularly attractive relative to money market funds, which earned almost nothing this past year. At the same time, investors anticipating higher tax rates and the expiration of certain tax credits turned to tax-exempt bonds to protect their income. Many municipal issuers also benefited from credit upgrades, as Moody's Investor Services, a well-known credit rating agency, applied its global ratings scale to the municipal market. Meanwhile, tax-exempt supply—especially for bonds with maturities of 20 years or more—tightened, as more municipal issuers turned to the popular Build America Bonds (BABs) Program for their borrowing needs. The BABs Program gives municipalities a federal subsidy for issuing taxable debt. Despite favorable market conditions, municipal bond yields fell less than those on comparable maturity U.S. Treasuries, which gained the most from an investor flight to safety.

Lower quality, longer-maturity issues boosted fund's yield

We continued to manage the fund for total return, but tried to add yield where possible. We expected lower quality bonds to benefit as credit spreads—the difference between the yields on high and low quality bonds—narrowed in a slow and prolonged economic recovery. Over the year, we took advantage of opportunities to build the fund's stake in lower quality issues and below investment-grade quality bonds, which are not included in the Barclays index. Allocations to A and BBB rated1 bonds and below investment-grade quality bonds all contributed positively to performance. Maturity allocation and interest-rate sensitivity further aided results. An overweight and good issue selection in the 15- to 20-year maturity range, exposure to bonds with 30- to 35-year maturities and an underweight in weaker performing one- to five-year bonds were particularly helpful. The fund's longer-maturity exposure made it more sensitive to interest rate changes than the index, which further boosted returns as interest rates fell. Finally, overweights and good issue selection in the hospital and education sectors also helped results.

1The credit quality ratings represent those of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investment does not remove market risk.

6

Portfolio Manager's Report (continued) – Columbia Connecticut Tax-Exempt Fund

Modest disappointments from transportation and local GOs

Having less exposure than the benchmark to the transportation sector, which includes bonds issued for toll roads, turnpikes and bridge authorities, detracted from relative performance. An underweight in local general obligation (GO) bonds, which did well, also hampered results, as did having less exposure than the benchmark to bonds with maturities of 35 years and more.

Challenging near-term outlook

We believe Connecticut will continue to face budgetary struggles, despite being the wealthiest state in the nation. A lot of the state's wealth comes from jobs on Wall Street, many of which were lost in the recession. As a result, Connecticut's unemployment rate remains high—9.1% in September 2010. This, in turn, hurts the state's fiscal outlook, as personal income taxes account for approximately 40% of general fund revenues. In addition, a weak housing market continues to take its toll. With debt ratios that are among the highest in the nation, Connecticut has had to resort to one-time resources to balance its budget. Going forward, we expect 2011 to be another difficult year. In response, we expect to limit the fund's exposure to state and local GOs, while relying heavily on credit analysis to drive good issue selection. At period end, Connecticut had an AA2 rating from Moody's and an AA rating from Standard & Poor's.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 10/31/10 (%)

Local General Obligations	19.8
Education	15.4
Special Non-Property Tax	12.4
Hospitals	8.1
State Appropriated	6.2

Quality breakdown

as of 10/31/10 (%)

AAA	19.9
AA	33.5
A	33.6
BBB	4.1
BB	1.6
Non-Rated	7.3

Maturity breakdown

as of 10/31/10 (%)

1-3 years	1.1
3-5 years	9.9
5-7 years	7.2
7-10 years	8.0
10-15 years	17.2
15-20 years	25.3
20-25 years	11.8
25 years and over	17.5
Net Cash & Equivalents	2.0

The fund is actively managed and the composition of its portfolio will change over time. Maturity breakdown, top sectors and quality breakdown are calculated as a percentage of net assets. Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

7

Investment Portfolio – Columbia Connecticut Tax-Exempt Fund

October 31, 2010

Municipal Bonds – 98.0%
	Par ($)	Value ($)
Education – 21.1%
Education – 15.4%
CT Health & Educational Facilities Authority
Connecticut College,
Series 2002 E, Insured: NPFGC 5.250% 07/01/22	400,000	422,144
Fairfield University:
Series 2008 N, 4.750% 07/01/27	1,000,000	1,047,730
Series 2010 O, 5.000% 07/01/40	1,000,000	1,037,210
Quinnipiac University,
Series 2007 I, Insured: NPFGC 4.375% 07/01/28	1,015,000	1,018,441
Trinity College:
Series 1998 F, Insured: NPFGC 5.500% 07/01/21	2,000,000	2,376,320
Series 2007 J, Insured: NPFGC: 4.250% 07/01/31	1,000,000	1,002,260
4.500% 07/01/37	1,500,000	1,502,490
University of Hartford,
Series 2002 E, Insured: RAD 5.375% 07/01/15	1,000,000	1,046,420
Yale University:
Series 2001 V-1, 0.200% 07/01/36 (11/01/10) (a)(b)	500,000	500,000
Series 2003 X-1, 5.000% 07/01/42	2,000,000	2,044,880
Series 2007 Z-1, 5.000% 07/01/42	1,500,000	1,590,210
CT University of Connecticut
Series 2002 A,
Insured: NPFGC 5.250% 11/15/14	1,000,000	1,099,050
Education Total		14,687,155
Prep School – 5.7%
CT Health & Educational Facilities Authority
Brunswick School,
Series 2003 B, Insured: NPFGC 5.000% 07/01/33	670,000	677,966

	Par ($)	Value ($)
Loomis Chaffee School,
Series 2005 F, Insured: AMBAC: 5.250% 07/01/25	2,035,000	2,430,461
5.250% 07/01/26	1,045,000	1,251,482
Miss Porter's School,
Series 2006 B, Insured: AMBAC 5.000% 07/01/36	1,075,000	1,114,646
Prep School Total		5,474,555
Education Total		20,161,710
Health Care – 11.9%
Continuing Care Retirement – 0.3%
CT Hamden
Whitney Center Inc.,
Series 2009 A, 7.625% 01/01/30	225,000	243,025
Continuing Care Retirement Total		243,025
Hospitals – 8.1%
CT Health & Educational Facilities Authority
Danbury Hospital,
Series 2006 H, Insured: AMBAC 4.500% 07/01/33	2,000,000	1,618,000
Middlesex Hospital,
Series 2006 L, Insured: AGMC 4.250% 07/01/36	1,000,000	912,660
Series 2010,
5.000% 11/15/40	3,000,000	3,142,170
William W. Backus Hospital,
Series 2005 F, Insured: AGMC 5.125% 07/01/35	2,000,000	2,088,140
Hospitals Total		7,760,970
Intermediate Care Facilities – 0.8%
CT Health & Educational Facilities Authority
Village for Families & Children, Inc.,
Series 2002 A, Insured: AMBAC 5.000% 07/01/23	255,000	253,916
CT Housing Finance Authority
Series 2000,
Insured: AMBAC 5.850% 06/15/30	500,000	511,370
Intermediate Care Facilities Total		765,286

See Accompanying Notes to Financial Statements.

8

Columbia Connecticut Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Nursing Homes – 2.7%
CT Development Authority Health Facility
Alzheimer's Resources Center, Inc.,
Series 2007: 5.400% 08/15/21	500,000	473,345
5.500% 08/15/27	2,375,000	2,112,016
Nursing Homes Total		2,585,361
Health Care Total		11,354,642
Housing – 3.0%
Multi-Family – 1.9%
CT Bridgeport Housing Authority
Series 2009,
5.600% 06/01/30	1,000,000	1,038,960
CT Greenwich Housing Authority
Greenwich Close Apartments,
Series 1997 A, 6.350% 09/01/27	750,000	763,583
Multi-Family Total		1,802,543
Single-Family – 1.1%
CT Housing Finance Authority
Series 2003 C-1,
4.850% 11/15/23	1,000,000	1,045,210
Single-Family Total		1,045,210
Housing Total		2,847,753
Other – 5.0%
Pool/Bond Bank – 1.2%
CT State
Series 2009 A,
5.000% 06/01/26	1,000,000	1,133,410
Pool/Bond Bank Total		1,133,410
Refunded/Escrowed (c) – 3.8%
CT New Haven
Series 2002 B,
Escrowed to Maturity, Insured: FGIC 5.000% 11/01/16	10,000	10,938
Series 2002 C,
Escrowed to Maturity, Insured: NPFGC 5.000% 11/01/20	10,000	10,938

	Par ($)	Value ($)
CT West Hartford
Series 2005 B,
Pre-refunded 10/01/15, 5.000% 10/01/24	1,500,000	1,750,140
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2002 E,
Escrowed to Maturity, Insured: AMBAC: 5.500% 08/01/27	450,000	573,930
5.500% 08/01/27	1,050,000	1,318,915
Refunded/Escrowed Total		3,664,861
Other Total		4,798,271
Resource Recovery – 3.6%
Disposal – 2.0%
CT New Haven Solid Waste Authority
Series 2008,
5.375% 06/01/28	1,750,000	1,900,132
Disposal Total		1,900,132
Resource Recovery – 1.6%
CT Resource Recovery Authority
American Re-Fuel Co.,
Series 2001 AII, AMT, GTY AGMT: Covanta Arc LLC 5.500% 11/15/15	1,500,000	1,540,875
Resource Recovery Total		1,540,875
Resource Recovery Total		3,441,007
Tax-Backed – 43.5%
Local General Obligations – 19.8%
CT Bloomfield
Series 2010 A,
5.000% 10/15/24	1,250,000	1,437,850
CT Bridgeport
Series 2004 C,
Insured: NPFGC 5.500% 08/15/19	1,500,000	1,765,455
CT Cheshire
Series 2001 B,
5.000% 08/01/14	1,720,000	1,978,103
CT East Hartford
Series 2003,
Insured: NPFGC 5.250% 05/01/15	1,000,000	1,161,080

See Accompanying Notes to Financial Statements.

9

Columbia Connecticut Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CT Granby
Series 2006,
5.000% 02/15/26	540,000	668,293
CT New Britain
Series 1993 A,
Insured: NPFGC 6.000% 10/01/12	1,000,000	1,070,800
Series 2006,
Insured: AMBAC 5.000% 04/15/21	1,160,000	1,389,216
CT New Haven
Series 2002 B,
Insured: NPFGC 5.000% 11/01/16	1,000,000	1,087,670
CT North Haven
Series 2007,
4.750% 07/15/26	1,150,000	1,360,876
CT Plainville
Series 2002,
Insured: NPFGC 5.000% 12/01/16	500,000	546,870
CT Ridgefield
Series 2009,
5.000% 09/15/21	1,000,000	1,224,610
CT Stamford
Series 2003 B,
5.250% 08/15/16	1,000,000	1,212,610
Series 2010 B,
5.000% 07/01/22	1,000,000	1,218,280
CT Suffield
Series 2005,
5.000% 06/15/20	1,400,000	1,689,688
CT Westport
Series 2003,
5.000% 08/15/15	1,000,000	1,124,870
Local General Obligations Total		18,936,271
Special Non-Property Tax – 12.4%
CT Special Tax Obligation
Transportation Infrastructure:
Series 2002 B, Insured: AMBAC 5.000% 12/01/21	1,500,000	1,599,675
Series 2004 B, Insured: AMBAC 5.250% 07/01/18	2,000,000	2,392,540

	Par ($)	Value ($)
GU Territory of Guam
Series 2009 A,
5.750% 12/01/34	2,150,000	2,236,258
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2003,
5.300% 07/01/35	3,000,000	3,068,130
Series 2005 L,
Insured: AMBAC 5.250% 07/01/38	1,000,000	1,031,080
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 A,
Insured: AMBAC (d) 07/01/35	2,000,000	414,780
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2010 C,
5.250% 08/01/41	1,000,000	1,043,360
Special Non-Property Tax Total		11,785,823
Special Property Tax – 0.8%
CT Harbor Point Infrastructure Improvement District
Series 2010 A,
7.875% 04/01/39	750,000	799,403
Special Property Tax Total		799,403
State Appropriated – 6.2%
CT State
Certificates of Participation,
Juvenile Training School, Series 2001, 4.750% 12/15/25	2,500,000	2,555,700
CT University of Connecticut
Series 2009 A,
5.000% 02/15/28	500,000	554,325
Series 2010 A:
5.000% 02/15/27	1,500,000	1,689,810
5.000% 02/15/29	1,000,000	1,114,730
State Appropriated Total		5,914,565
State General Obligations – 4.3%
CT Housing Finance Authority
Series 2006, AMT,
4.875% 11/15/36	1,500,000	1,503,420
Series 2009,
5.000% 06/15/28	750,000	817,372

See Accompanying Notes to Financial Statements.

10

Columbia Connecticut Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CT State
Series 2001 C,
Insured: AGMC 5.500% 12/15/15	1,500,000	1,807,455
State General Obligations Total		4,128,247
Tax-Backed Total		41,564,309
Transportation – 0.6%
Transportation – 0.6%
CT New Haven Air Rights Parking Facility
Series 2002,
Insured: AMBAC 5.375% 12/01/15	500,000	581,255
Transportation Total		581,255
Transportation Total		581,255
Utilities – 9.3%
Municipal Electric – 4.1%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 KK,
Insured: NPFGC 5.500% 07/01/15	1,000,000	1,140,720
Series 2003 NN,
Insured: NPFGC 5.250% 07/01/19	1,500,000	1,711,185
Series 2010 XX,
5.250% 07/01/40	1,000,000	1,041,500
Municipal Electric Total		3,893,405
Water & Sewer – 5.2%
CT Greater New Haven Water Pollution Control Authority
Series 2008,
Insured: AGMC 4.750% 11/15/28	600,000	630,264
CT South Central Regional Water Authority
Series 2005,
Insured: NPFGC 5.000% 08/01/30	1,870,000	1,952,617
Series 2007 A,
Insured: NPFGC: 5.250% 08/01/23	1,000,000	1,180,680
5.250% 08/01/24	1,000,000	1,170,580
Water & Sewer Total		4,934,141
Utilities Total		8,827,546
Total Municipal Bonds (cost of $88,922,412)		93,576,493

Investment Companies – 0.6%
	Shares	Value ($)
BofA Connecticut Municipal Reserves,
G-Trust Shares (7 day yield of 0.120%) (e)	182,748	182,748
Dreyfus Connecticut Municipal
Money Market Fund (7 day yield of 0.000%)	388,157	388,157
Total Investment Companies (cost of $570,905)		570,905
Total Investments – 98.6% (cost of $89,493,317) (f)		94,147,398
Other Assets & Liabilities, Net – 1.4%		1,297,337
Net Assets – 100.0%		95,444,735

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Zero coupon bond.

(e)  Investments in affiliates during the year ended October 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Connecticut Municipal Reserves, G-Trust Shares (7 day yield of 0.120%) *	$747,272	$8,879,965	$(8,877,089)	$329	$—

*  As of May 1, 2010, this company was no longer an affiliate of the fund. The above table reflects activity for the period from November 1, 2009 through April 30, 2010.

(f)  Cost for federal income tax purposes is $89,460,394.

The following table summarizes the inputs used, as of October 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$93,576,493	$—	$93,576,493
Total Investment Companies	570,905	—	—	570,905
Total Investments	$570,905	$93,576,493	$—	$94,147,398

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

11

Columbia Connecticut Tax-Exempt Fund

October 31, 2010

At October 31, 2010, the composition of the Fund by revenue source is as follows:

Holding By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	43.5
Education	21.1
Health Care	11.9
Utilities	9.3
Refunded/Escrowed	3.8
Resource Recovery	3.6
Housing	3.0
Pooled/Bond Bank	1.2
Transportation	0.6
98.0
Investment Companies	0.6
Other Assets & Liabilities, Net	1.4
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Company

GTY AGMT	Guaranty Agreement

NPFGC	National Public Finance Guarantee Corp.

RAD	Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Connecticut Tax-Exempt Fund
October 31, 2010

		($)
Assets	Investments, at identified cost	89,493,317
	Investments, at value	94,147,398
	Cash	351
	Receivable for:
	Fund shares sold	185,645
	Interest	1,397,547
	Expense reimbursement due from investment advisor	38,839
	Trustees' deferred compensation plan	28,468
	Prepaid expenses	1,062
	Total Assets	95,799,310
Liabilities	Payable for:
	Fund shares repurchased	79,336
	Distributions	115,073
	Investment advisory fee	40,865
	Pricing and bookkeeping fees	5,978
	Transfer agent fee	7,079
	Trustees' fees	149
	Audit fee	33,800
	Custody fee	1,400
	Distribution and service fees	26,724
	Chief compliance officer expenses	78
	Trustees' deferred compensation plan	28,468
	Other liabilities	15,625
	Total Liabilities	354,575
	Net Assets	95,444,735
Net Assets Consist of	Paid-in capital	89,878,372
	Undistributed net investment income	264,184
	Accumulated net realized gain	648,098
	Net unrealized appreciation on investments	4,654,081
	Net Assets	95,444,735

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Connecticut Tax-Exempt Fund
October 31, 2010

Class A	Net assets	$79,874,907
	Shares outstanding	10,119,690
	Net asset value per share	$7.89	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.89/0.9525)	$8.28	(b)
Class B	Net assets	$2,835,339
	Shares outstanding	359,207
	Net asset value and offering price per share	$7.89	(a)
Class C	Net assets	$12,732,008
	Shares outstanding	1,613,070
	Net asset value and offering price per share	$7.89	(a)
Class Z (c)	Net assets	$2,481
	Shares outstanding	314
	Net asset value, offering and redemption price per share	$7.89	(d)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

(c) Class Z shares commenced operations on September 27, 2010.

(d) Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Connecticut Tax-Exempt Fund
For the Year Ended October 31, 2010

		($)
Investment Income	Interest	4,200,117
	Dividends	644
	Dividends from affiliates	329
	Total Investment Income	4,201,090
Expenses	Investment advisory fee	475,750
	Distribution fee:
	Class B	35,173
	Class C	93,988
	Service fee:
	Class A	188,629
	Class B	11,315
	Class C	30,325
	Pricing and bookkeeping fees	62,330
	Transfer agent fee	57,319
	Trustees' fees	19,331
	Custody fee	8,078
	Chief compliance officer expenses	960
	Other expenses	148,284
	Total Expenses	1,131,482
	Fees waived or expenses reimbursed by investment advisor	(201,149)
	Fees waived by distributor—Class C	(37,604)
	Expense reductions	(1)
	Net Expenses	892,728
	Net Investment Income	3,308,362
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	1,036,161
	Net change in unrealized appreciation (depreciation) on investments	3,026,239
	Net Gain	4,062,400
	Net Increase Resulting from Operations	7,370,762

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Connecticut Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2010 ($) (a)(b)	2009 ($)
Operations	Net investment income	3,308,362	3,277,103
	Net realized gain (loss) on investments and futures contracts	1,036,161	(341,616)
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	3,026,239	8,246,992
	Net Increase Resulting from Operations	7,370,762	11,182,479
Distributions to Shareholders	From net investment income:
	Class A	(2,776,559)	(2,617,543)
	Class B	(132,812)	(265,641)
	Class C	(390,366)	(385,206)
	Class Z	(8)	—
	From net realized gains:
	Class A	—	(200,742)
	Class B	—	(30,739)
	Class C	—	(35,192)
	Total Distributions to Shareholders	(3,299,745)	(3,535,063)
	Net Capital Stock Transactions	(3,272,801)	(2,691,586)
	Total Increase in Net Assets	798,216	4,955,830
Net Assets	Beginning of period	94,646,519	89,690,689
	End of period	95,444,735	94,646,519
	Undistributed net investment income at end of period	264,184	260,400

(a) Class Z shares commenced operations on September 27, 2010.

(b) Class Z shares reflect activity for the period September 27, 2010 through October 31, 2010.

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Connecticut Tax-Exempt Fund

	Capital Stock Activity
	Year Ended October 31, 2010 (a)(b)		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	928,429	7,200,812	1,278,275	9,380,485
Distributions reinvested	217,692	1,688,970	250,169	1,818,274
Redemptions	(1,005,564)	(7,813,492)	(1,221,471)	(8,879,826)
Net increase	140,557	1,076,290	306,973	2,318,933
Class B
Subscriptions	1,185	9,158	44,742	320,746
Distributions reinvested	9,815	75,849	22,597	162,937
Redemptions	(560,373)	(4,330,376)	(720,383)	(5,251,093)
Net decrease	(549,373)	(4,245,369)	(653,044)	(4,767,410)
Class C
Subscriptions	195,027	1,521,650	234,406	1,722,201
Distributions reinvested	25,057	194,364	28,038	203,431
Redemptions	(234,963)	(1,822,244)	(297,464)	(2,168,741)
Net decrease	(14,879)	(106,230)	(35,020)	(243,109)
Class Z
Subscriptions	313	2,500	—	—
Distributions reinvested	1	8	—	—
Net increase	314	2,508	—	—

(a) Class Z shares commenced operations on September 27, 2010.

(b) Class Z shares reflect activity for the period September 27, 2010 through October 31, 2010.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.56	$6.95	$7.71	$7.92	$7.91
Income from Investment Operations:
Net investment income (a)	0.28	0.27	0.28	0.28	0.29
Net realized and unrealized gain (loss) on investments and futures contracts	0.33	0.63	(0.68)	(0.12)	0.11
Total from investment operations	0.61	0.90	(0.40)	0.16	0.40
Less Distributions to Shareholders:
From net investment income	(0.28)	(0.27)	(0.27)	(0.28)	(0.28)
From net realized gains	—	(0.02)	(0.09)	(0.09)	(0.11)
Total distributions to shareholders	(0.28)	(0.29)	(0.36)	(0.37)	(0.39)
Net Asset Value, End of Period	$7.89	$7.56	$6.95	$7.71	$7.92
Total return (b)(c)	8.14%	13.18%	(5.36)%	2.03%	5.25%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.84%	0.84%	0.84%	0.84%	0.84%
Waiver/Reimbursement	0.21%	0.17%	0.15%	0.13%	0.16%
Net investment income (d)	3.57%	3.67%	3.73%	3.61%	3.67%
Portfolio turnover rate	17%	7%	10%	14%	13%
Net assets, end of period (000s)	$79,875	$75,465	$67,265	$84,351	$87,906

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.56	$6.95	$7.71	$7.92	$7.91
Income from Investment Operations:
Net investment income (a)	0.22	0.21	0.22	0.22	0.23
Net realized and unrealized gain (loss) on investments and futures contracts	0.33	0.63	(0.67)	(0.12)	0.11
Total from investment operations	0.55	0.84	(0.45)	0.10	0.34
Less Distributions to Shareholders:
From net investment income	(0.22)	(0.21)	(0.22)	(0.22)	(0.22)
From net realized gains	—	(0.02)	(0.09)	(0.09)	(0.11)
Total distributions to shareholders	(0.22)	(0.23)	(0.31)	(0.31)	(0.33)
Net Asset Value, End of Period	$7.89	$7.56	$6.95	$7.71	$7.92
Total return (b)(c)	7.34%	12.34%	(6.07)%	1.27%	4.47%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.59%	1.59%	1.59%	1.59%	1.59%
Waiver/Reimbursement	0.21%	0.17%	0.15%	0.13%	0.16%
Net investment income (d)	2.85%	2.94%	2.98%	2.86%	2.93%
Portfolio turnover rate	17%	7%	10%	14%	13%
Net assets, end of period (000s)	$2,835	$6,871	$10,860	$17,026	$25,085

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.56	$6.95	$7.71	$7.92	$7.91
Income from Investment Operations:
Net investment income (a)	0.24	0.24	0.25	0.24	0.25
Net realized and unrealized gain (loss) on investments and futures contracts	0.33	0.63	(0.68)	(0.12)	0.12
Total from investment operations	0.57	0.87	(0.43)	0.12	0.37
Less Distributions to Shareholders:
From net investment income	(0.24)	(0.24)	(0.24)	(0.24)	(0.25)
From net realized gains	—	(0.02)	(0.09)	(0.09)	(0.11)
Total distributions to shareholders	(0.24)	(0.26)	(0.33)	(0.33)	(0.36)
Net Asset Value, End of Period	$7.89	$7.56	$6.95	$7.71	$7.92
Total return (b)(c)	7.66%	12.67%	(5.79)%	1.57%	4.78%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.29%	1.29%	1.29%	1.29%	1.29%
Waiver/Reimbursement	0.51%	0.47%	0.45%	0.43%	0.46%
Net investment income (d)	3.12%	3.22%	3.28%	3.16%	3.23%
Portfolio turnover rate	17%	7%	10%	14%	13%
Net assets, end of period (000s)	$12,732	$12,311	$11,565	$12,890	$13,792

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout the period is as follows:

Class Z Shares	Period Ended October 31, 2010 (a)
Net Asset Value, Beginning of Period	$7.98
Income from Investment Operations:
Net investment income (b)	0.03
Net realized and unrealized gain (loss) on investments	(0.09)
Total from investment operations	(0.06)
Less Distributions to Shareholders:
From net investment income	(0.03)
Net Asset Value, End of Period	$7.89
Total return (c)(d)	(0.79)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.60%
Waiver/Reimbursement (f)	0.21%
Net investment income (e)(f)	3.70%
Portfolio turnover rate (d)	17%
Net assets, end of period (000s)	$2

(a)  Class Z shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from expense reductions has an impact of less than 0.01%

(f)  Annualized.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia Connecticut Tax-Exempt Fund
October 31, 2010

Note 1. Organization

Columbia Connecticut Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and Connecticut individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Effective September 27, 2010, Class Z shares of the Fund commenced operations. Each share class has its own expense structure and sales charges, as applicable.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a maximum contingent deferred sales charge ("CDSC") of 1.00% based of the holding period after purchase.

Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

22

Columbia Connecticut Tax-Exempt Fund, October 31, 2010

faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

23

Columbia Connecticut Tax-Exempt Fund, October 31, 2010

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(4,833)	$4,833	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

	October 31,
Distributions paid from	2010	2009
Tax-Exempt Income	$3,299,745	$3,280,569
Ordinary Income*	—	2,367
Long-Term Capital Gains	—	252,127

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$378,720	$687,248	$4,687,004

*  The difference between book-basis and tax-basis net unrealized appreciation is primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$5,686,288
Unrealized depreciation	(999,284)
Net unrealized appreciation	$4,687,004

Capital loss carryforwards of $335,581 were utilized during the year ended October 31, 2010.

24

Columbia Connecticut Tax-Exempt Fund, October 31, 2010

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended October 31, 2010, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the

25

Columbia Connecticut Tax-Exempt Fund, October 31, 2010

"Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended October 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.06% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended October 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended October 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $7,682. For the same time period, net CDSC fees paid by shareholders on certain redemptions of Class B and Class C shares amounted to $893 and $212, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the New Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2010, the Fund's effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the New Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C

26

Columbia Connecticut Tax-Exempt Fund, October 31, 2010

shares only. The New Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the New Distributor at any time.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Fee Waivers and Expense Reimbursements

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Prior to the Closing, the Fund made daily investments of cash balances in BofA (formerly Columbia) Connecticut Municipal Reserves, formerly an affiliated open-ended investment company managed by Columbia. The income earned prior to the Closing by the Fund from such investments is included as "Dividends from affiliates" on the Statement of Operations. As an investing Fund, the Fund indirectly was allocated its proportionate share of the expenses of BofA Connecticut Municipal Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended October 31, 2010, these custody credits reduced total expenses by $1 for the Fund.

Note 6. Portfolio Information

For the year ended October 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $15,346,664 and $17,802,681, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

27

Columbia Connecticut Tax-Exempt Fund, October 31, 2010

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of October 31, 2010, one shareholder account owned 16.0% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration of Risk

The Fund had greater than 5% of its total net assets at October 31, 2010, invested in debt obligations issued by each of Connecticut and Puerto Rico and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of this state's and territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At October 31, 2010, National Public Finance Guarantee Corp., which is rated A by Standard and Poor's, insured 21.9% of the Fund's total net assets.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District

28

Columbia Connecticut Tax-Exempt Fund, October 31, 2010

Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Event

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Connecticut Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2010

30

Federal Income Tax Information (Unaudited) – Columbia Connecticut Tax-Exempt Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2010, $721,610, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2010, 100.0% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

31

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

32

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

33

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

34

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

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Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Board Consideration and Approval of Advisory Agreements

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia Connecticut Tax-Exempt Fund, the Advisory Agreement will decrease contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of

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discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Connecticut Tax-Exempt Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

o  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

o  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of

38

their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Connecticut Tax-Exempt Fund's performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period and in the second quintile for the three-, five- and ten-year periods of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for Columbia Connecticut Tax-Exempt Fund would decrease the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund's current investment management services agreement. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of Columbia Connecticut Tax-Exempt Fund's current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund,

39

and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by

Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

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annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

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7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Connecticut Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

45

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Connecticut Tax-Exempt Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1011 A (12/10)

Columbia Massachusetts Tax-Exempt Fund

Annual Report for the Period Ended October 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	29

Federal Income Tax Information	30

Fund Governance	31

Board Consideration and Approval of Advisory Agreements	36

Summary of Management Fee Evaluation by Independent Fee Consultant	40

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Massachusetts Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 8.30% without sales charge.

■  The fund came out ahead of its benchmark, the Barclays Capital Municipal Bond Index1, and the average return of the funds in its peer group, the Lipper Massachusetts Municipal Debt Funds Classification.2

■  The fund's exposure to longer-maturity and lower quality bonds aided relative performance, as both sectors were strong performers.

Portfolio Management

Catherine Stienstra has managed the fund since October 2010 and has been associated with Columbia Management Investment Advisers, LLC or its predecessors since 2007.

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/10

+8.30%

Class A shares (without sales charge)

+7.78%

Barclays Capital Municipal Bond Index

1

Economic Update – Columbia Massachusetts Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2010

■  Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds kept pace with stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer correction. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Emerging Markets Index

MSCI EAFE Index

Although economic growth, as measured by gross domestic product (GDP), advanced a solid 5.0% in the last quarter of 2009, it remained sluggish into 2010. GDP expanded by 3.7% in the first quarter, 1.7% in the second quarter and 2.0% in the third quarter of 2010. Yet, fears that the economy could sink back into recession have diminished and most key indicators remain positive.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year, with a solid pickup in September 2010. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply during the summer before edging higher again in October 2010. The widely-followed measure of consumer attitudes toward the economy continues to hover near its historical low. Consumers continue to indicate they are concerned about business conditions and job prospects.

The housing market—another bellwether for the consumer sector—showed a glimmer of improvement in the final months of the 12-month period. Although both new and existing home sales fell during the summer after a federal tax credit for new and repeat homebuyers expired, both picked up in September 2010. Distressed properties continued to pressure prices. The national median price of existing homes fell slightly over the one-year period, while the median price of new homes rose slightly. The inventory of unsold new homes rose over the one-year period, though it stabilized somewhat in September and October.

News on the job front was mostly positive in 2010, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. However, private sector payroll employment trended modestly higher, massive layoffs declined and in October, labor market growth turned positive with the addition of 151,000 new jobs.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—trended generally higher. Industrial production declined slightly in August and September, while the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector—inched higher.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 8.01%. The high-yield bond market kept pace with the stock market during the period. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 16.85%. The Treasury market was

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

2

Economic Update (continued) – Columbia Massachusetts Tax-Exempt Fund also positive. As the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell over the 12-month period (bond prices and yields move in opposite directions), the Barclays Capital U.S. Treasury Index3 returned 7.20%. Municipal bonds performed in line with taxable bonds, as investors sought to shelter income ahead of expected tax increases. The Barclays Capital Municipal Bond Index4 gained 7.78% for the period. Despite positive economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero.

Stock rally regains its footing

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. But during the early summer months, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market's earlier gains vanished. Then, in September and October, investors reversed course and bid stocks sharply higher. The S&P 500 Index5 returned 16.52% for the 12-month period.

Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 8.36% (in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)7 returned 23.56% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Massachusetts Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/00 – 10/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/01/00 – 10/31/10 ($)

Sales charge	without	with
Class A	16,919	16,115
Class B	15,707	15,707
Class C	16,179	16,179

Average annual total return as of 10/31/10 (%)

Share class	A		B		C
Inception	04/10/87		06/08/92		08/01/97
Sales charge	without	with	without	with	without	with
1-year	8.30	3.15	7.50	2.50	7.81	6.81
5-year	4.72	3.70	3.94	3.60	4.25	4.25
10-year	5.40	4.89	4.62	4.62	4.93	4.93

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class. Please see the funds prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Massachusetts Tax-Exempt Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/10 – 10/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.40	1,021.02	4.27	4.23	0.83
Class B	1,000.00	1,000.00	1,038.50	1,017.24	8.12	8.03	1.58
Class C	1,000.00	1,000.00	1,040.00	1,018.75	6.58	6.51	1.28

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia Massachusetts Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/10 ($)

Class A	7.84
Class B	7.84
Class C	7.84

Distributions declared per share

11/01/09 – 10/31/10 ($)

Class A	0.34
Class B	0.29
Class C	0.31

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.04 per share of taxable realized gains.

30-day SEC yields

as of 10/31/10 (%)

Class A	2.96
Class B	2.35
Class C	2.65

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been reduced.

Taxable-equivalent SEC yields

as of 10/31/10 (%)

Class A	4.81
Class B	3.82
Class C	4.31

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0% and a Massachusetts state income tax rate of 5.3%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 8.30% without sales charge. The fund's benchmark, the Barclays Capital Municipal Bond Index returned 7.78%. The average return of the funds in its peer group, the Lipper Massachusetts Municipal Debt Funds Classification, was 7.51%. The fund benefited from its allocations to lower quality and longer-maturity bonds, which outperformed higher quality and shorter-maturity issues.

Strong gains for municipal bonds

Municipal bonds gained nicely during the period, fueled by declining interest rates and a favorable supply/demand situation. Demand for municipal paper remained strong as investors searched for added yield and tax relief. Yields on municipal bonds looked particularly attractive relative to money market funds, which earned almost nothing this past year. At the same time, investors anticipating higher tax rates and the expiration of certain tax credits turned to tax-exempt bonds to protect their income. Many municipal issuers also benefited from credit upgrades, as Moody's Investor Services, a well-known credit rating agency, applied its global ratings scale to the municipal market. Meanwhile, tax-exempt supply—especially for bonds with maturities of 20 years or more—tightened, as more municipal issuers turned to the popular Build America Bonds (BABs) Program for their borrowing needs. The BABs Program gives municipalities a federal subsidy for issuing taxable debt.

Lower quality, longer maturity issues boosted fund's yield

We continued to manage the fund for total return, but also tried to take advantage of opportunities to add yield. We expected higher-yielding, lower quality bonds to benefit as credit spreads—the yield difference between high and low quality bonds—narrowed in a slow and prolonged economic recovery. Overweights versus the benchmark in A and BBB rated1 bonds and below-investment-grade-quality bonds were especially helpful. Maturity allocation and interest-rate sensitivity further aided results. In particular, the fund benefited from its exposure to bonds with maturities of 20 years and longer, as well as an underweight in one- to five-year issues. Investments in high quality, non-callable bonds and pre-refunded bonds also helped performance, as many had longer durations (duration is a measure of interest rate sensitivity). As interest rates declined, the prices of longer duration bonds rose more than those of shorter duration issues. Pre-refunded bonds are typically higher-yielding bonds that are backed by U.S. Treasuries purchased with the proceeds from issuing new lower-rate debt.

Mixed results from sector weights

Having less exposure than the benchmark to the transportation sector, which includes bonds issued for toll roads, turnpikes and bridge authorities, detracted from relative performance. Transportation bonds did well because many of them were lower quality and longer-maturity issues. Underweights in local general obligation and A rated bonds, both of which did well, also hampered results. By contrast, the fund was

1 The credit quality ratings represent those of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investment does not remove market risk.

6

Portfolio Manager's Report (continued) – Columbia Massachusetts Tax-Exempt Fund overweight in the education and hospital sectors and issue selection was good, which helped performance.

Encouraging signs for Massachusetts economy

The Commonwealth has begun to show signs of recovery. The economy is benefiting from growing demand in technology, steady hiring in education and health services, a modest turnaround in financial services and strong defense spending. The labor market has shown signs of strengthening with seven straight months of payroll growth and an 8.4% unemployment rate in September, which is was well below the 9.6% national average. In addition, housing starts, while still far short of their peak, have increased since early 2009. However, there are still challenges ahead. We expect state and local budget cuts to lead to more layoffs in the work force, as well as reductions in local aid and education spending. Housing affordability and the Commonwealth's high cost of doing business remain deterrents to population growth. Plus, the expiration of the Federal home buyers' tax credit program has hurt home purchases. In a period of slow economic growth, we think strong issue selection will be critical to positive performance.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 10/31/10 (%)

Education	21.8
Refunded/Escrowed	12.1
Water & Sewer	10.2
Special Non-Property Tax	9.5
State General Obligations	8.1

Quality breakdown

as of 10/31/10 (%)

AAA	27.5
AA	40.0
A	16.5
BBB	4.6
BB	1.3
CCC	1.0
Non-Rated	9.1

Maturity breakdown

as of 10/31/10 (%)

1-3 years	1.0
3-5 years	3.1
5-7 years	9.0
7-10 years	18.0
10-15 years	16.9
15-20 years	18.3
20-25 years	19.5
25 years and over	12.9
Net Cash & Equivalents	1.3

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Massachusetts Tax-Exempt Fund

October 31, 2010

Municipal Bonds – 98.0%
	Par ($)	Value ($)
Education – 26.9%
Education – 21.8%
MA College Building Authority
Series 1994 A,
7.500% 05/01/14	1,825,000	2,074,058
MA Development Finance Agency
Boston College,
Series 2009 Q1, 5.000% 07/01/29	1,000,000	1,081,760
Boston University:
Series 1999 P, 6.000% 05/15/59	1,000,000	1,166,710
Series 2005 T-1, Insured: AMBAC 5.000% 10/01/39	2,000,000	2,040,360
Series 2009 V-1, 5.000% 10/01/29	665,000	702,705
College of the Holy Cross,
Series 2002, Insured: AMBAC 5.250% 09/01/32	3,500,000	4,071,340
Emerson College,
Series 2006, 5.000% 01/01/23	2,500,000	2,635,400
MA Health & Educational Facilities Authority
Boston College,
Series 2008, 5.500% 06/01/35	2,500,000	3,012,600
Harvard University,
Series 1991 N, 6.250% 04/01/20	2,675,000	3,522,413
Series 2009, 5.500% 11/15/36	1,000,000	1,139,090
Massachusetts Institute of Technology,
Series 2002 K: 5.375% 07/01/17	2,000,000	2,453,940
5.500% 07/01/32	1,500,000	1,894,770
Suffolk University,
Series 2009 A, 6.250% 07/01/30	1,000,000	1,104,030
Tufts University:
Series 2008, 5.375% 08/15/38	1,000,000	1,098,260
Series 2009 M, 5.250% 02/15/26	1,250,000	1,504,000
Education Total		29,501,436
Prep School – 1.9%
MA Development Finance Agency
Dexter School,
Series 2007, 4.500% 05/01/26	1,600,000	1,638,048

	Par ($)	Value ($)
MA Industrial Finance Agency
Cambridge Friends School,
Series 1998, 5.750% 09/01/18	1,000,000	1,000,440
Prep School Total		2,638,488
Student Loan – 3.2%
MA Educational Financing Authority
Series 2002 E, AMT,
Insured: AMBAC 5.000% 01/01/13	1,340,000	1,379,838
Series 2008 H, AMT,
Insured: AGC 6.350% 01/01/30	805,000	861,254
Series 2009 I,
6.000% 01/01/28	1,000,000	1,071,250
Series 2010 B, AMT,
5.700% 01/01/31	1,000,000	1,024,300
Student Loan Total		4,336,642
Education Total		36,476,566
Health Care – 9.6%
Continuing Care Retirement – 3.1%
MA Development Finance Agency
Groves in Lincoln-Deaconess,
Series 2009 A, 7.500% 06/01/29	1,000,000	1,064,890
Linden Ponds, Inc.,
Series 2007 A, 5.750% 11/15/42	3,000,000	2,113,860
Loomis Communities, Inc.,
Series 2002 A, 6.900% 03/01/32	1,000,000	1,033,440
Continuing Care Retirement Total		4,212,190
Health Services – 0.6%
MA Development Finance Agency
Boston Biomedical Research Institute,
Series 1999, 5.750% 02/01/29	825,000	806,693
Health Services Total		806,693
Hospitals – 3.6%
MA Health & Educational Facilities Authority
Covenant Health System,
Series 2002, 6.000% 07/01/31	790,000	805,910
Milford Regional Medical Center, Inc.,
Series 2007, 5.000% 07/15/27	1,695,000	1,542,535

See Accompanying Notes to Financial Statements.

8

Columbia Massachusetts Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Partners Healthcare System,
Series 2010, 5.000% 07/01/34	1,500,000	1,552,185
Massachusetts Eye and Ear Infirmary,
Series 2010 C, 5.375% 07/01/35	1,000,000	985,810
Hospitals Total		4,886,440
Intermediate Care Facilities – 1.1%
MA Development Finance Agency
Evergreen Center, Inc.,
Series 2005, 5.500% 01/01/35	750,000	714,330
New England Center for Children,
Series 1998, 5.875% 11/01/18	765,000	739,702
Intermediate Care Facilities Total		1,454,032
Nursing Homes – 1.2%
MA Industrial Finance Agency
Chelsea Jewish Nursing Home,
Series 1997 A, Guarantor: FHA 6.500% 08/01/37	745,000	760,943
Quaside, Inc.,
Series 1994, 8.300% 07/01/23 (a)	1,810,000	928,476
Nursing Homes Total		1,689,419
Health Care Total		13,048,774
Housing – 4.9%
Assisted Living/Senior – 0.7%
MA Development Finance Agency
VOA Concord Assisted Living, Inc.,
Series 2007, 5.200% 11/01/41	1,145,000	855,739
Assisted Living/Senior Total		855,739
Multi-Family – 1.1%
MA Housing Finance Agency
Series 2004 A, AMT,
Insured: AGMC 5.250% 07/01/25	1,500,000	1,524,150
Multi-Family Total		1,524,150
Single-Family – 3.1%
MA Housing Finance Agency
Series 2009-143,
5.600% 12/01/34	2,000,000	2,134,640
Series 2009-147,
4.800% 06/01/28	1,000,000	1,031,350

	Par ($)	Value ($)
Series 2010, AMT,
4.750% 12/01/27	1,035,000	1,032,557
Single-Family Total		4,198,547
Housing Total		6,578,436
Other – 21.2%
Other – 3.2%
MA Development Finance Agency
WGBH Educational Foundation:
Series 2002 A, Insured: AMBAC 5.750% 01/01/42	2,000,000	2,277,080
Series 2008 A, Insured: AGC 4.500% 01/01/39	2,000,000	2,002,320
Other Total		4,279,400
Pool/Bond Bank – 5.9%
MA Water Pollution Abatement Trust
Series 1999 A,
6.000% 08/01/17	2,445,000	3,064,783
Series 2002-8,
5.000% 08/01/17	20,000	21,365
Series 2005-11,
4.750% 08/01/23	25,000	26,818
Series 2006:
5.250% 08/01/24	1,000,000	1,220,870
5.250% 08/01/27	1,000,000	1,210,430
5.250% 08/01/30	1,000,000	1,200,130
Series 2009,
5.000% 08/01/38	1,200,000	1,292,424
Pool/Bond Bank Total		8,036,820
Refunded/Escrowed (b) – 12.1%
MA College Building Authority
Series 1999 A,
Insured: NPFGC, Escrowed to Maturity: (c) 05/01/18	4,000,000	3,334,320
(c) 05/01/23	6,000,000	3,931,080
MA Turnpike Authority
Series 1993 A,
Escrowed to Maturity, 5.000% 01/01/20	2,000,000	2,411,140
MA Water Resources Authority
Series 1992 A,
Escrowed to Maturity, 6.500% 07/15/19	2,100,000	2,580,312

See Accompanying Notes to Financial Statements.

9

Columbia Massachusetts Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 1993 C,
Insured: AMBAC, Escrowed to Maturity, 5.250% 12/01/15	610,000	679,827
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 C,
Escrowed to Maturity, 5.500% 07/01/14	5,000	5,813
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 1998 A,
Insured: AMBAC, Economically Defeased to Maturity, 5.375% 06/01/19	2,190,000	2,693,678
Series 2002 E,
Escrowed to Maturity, 6.000% 08/01/26	550,000	736,126
Refunded/Escrowed Total		16,372,296
Other Total		28,688,516
Other Revenue – 1.0%
Hotels – 1.0%
MA Boston Industrial Development Financing Authority
Crosstown Center Hotel LLC,
Series 2002, AMT, 6.500% 09/01/35	2,185,000	1,280,082
Hotels Total		1,280,082
Other Revenue Total		1,280,082
Tax-Backed – 18.8%
Local General Obligations – 1.2%
MA Norwell
Series 2003,
Insured: FGIC 5.000% 11/15/22	1,410,000	1,683,187
Local General Obligations Total		1,683,187
Special Non-Property Tax – 9.5%
MA Bay Transportation Authority
Series 2004 C,
5.250% 07/01/21	1,500,000	1,826,895
Series 2005 B,
Insured: NPFGC 5.500% 07/01/27	1,000,000	1,226,650
Series 2006 A,
5.250% 07/01/31	2,880,000	3,391,920
Series 2008 B,
5.250% 07/01/27	710,000	850,907

	Par ($)	Value ($)
MA Special Obligation Dedicated Tax Revenue
Series 2005,
Insured: FGIC 5.500% 01/01/30	2,500,000	2,829,075
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2005 BB,
Insured: AGMC 5.250% 07/01/22	1,500,000	1,623,870
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2007,
5.250% 08/01/57	1,000,000	1,042,550
Special Non-Property Tax Total		12,791,867
State General Obligations – 8.1%
MA Bay Transportation Authority
Series 1991 A,
Insured: NPFGC 7.000% 03/01/21	1,500,000	1,859,565
Series 1992 B,
Insured: NPFGC 6.200% 03/01/16	3,725,000	4,282,744
Series 1994,
Insured: FGIC 7.000% 03/01/14	1,250,000	1,446,475
MA State
Series 2004 B,
5.250% 08/01/22	1,000,000	1,211,620
PR Commonwealth of Puerto Rico
Series 1998,
5.250% 07/01/18	1,000,000	1,090,450
Series 2007 A,
Insured: FGIC 5.500% 07/01/21	1,000,000	1,084,830
State General Obligations Total		10,975,684
Tax-Backed Total		25,450,738
Transportation – 3.5%
Air Transportation – 1.4%
MA Port Authority
Bosfuel Corp.,
Series 2007, AMT, Insured: FGIC 5.000% 07/01/32	2,000,000	1,958,400
Air Transportation Total		1,958,400

See Accompanying Notes to Financial Statements.

10

Columbia Massachusetts Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Airports – 1.1%
MA Port Authority
Series 2007 A,
Insured: AGMC 4.500% 07/01/37	1,500,000	1,504,200
Airports Total		1,504,200
Toll Facilities – 1.0%
MA Turnpike Authority
Series 1997 C,
Insured: NPFGC (c) 01/01/20	2,000,000	1,317,860
Toll Facilities Total		1,317,860
Transportation Total		4,780,460
Utilities – 12.1%
Municipal Electric – 1.9%
MA Development Finance Agency
Devens Electric System,
Series 2001, 6.000% 12/01/30	1,000,000	1,022,330
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 VV,
Insured: NPFGC 5.250% 07/01/29	1,000,000	1,092,660
Series 2008 WW,
5.000% 07/01/28	500,000	518,005
Municipal Electric Total		2,632,995
Water & Sewer – 10.2%
MA Boston Water & Sewer Commission
Series 1992 A,
5.750% 11/01/13	700,000	748,356
Series 1993 A,
5.250% 11/01/19	4,750,000	5,535,792
Series 2009 A,
5.000% 11/01/28	1,250,000	1,398,612
MA Water Resources Authority
Series 1993 C:
Insured: AMBAC 5.250% 12/01/15	390,000	441,418
Insured: NPFGC 5.250% 12/01/15	1,070,000	1,200,925
Series 2002 J,
Insured: AGMC 5.500% 08/01/21	2,500,000	3,137,575

	Par ($)	Value ($)
Series 2007 B,
Insured: AGMC 5.250% 08/01/32	1,150,000	1,340,912
Water & Sewer Total		13,803,590
Utilities Total		16,436,585
Total Municipal Bonds (cost of $123,167,586)		132,740,157
Investment Companies – 0.8%
	Shares
BofA Massachusetts Municipal
Reserves, G-Trust Shares (7 day yield of 0.100%) (d)	489,132	489,132
Dreyfus Massachusetts
Municipal Money Market Fund (7 day yield of 0.000%)	501,727	501,727
Total Investment Companies (cost of $990,859)		990,859
Total Investments – 98.8% (cost of $124,158,445) (e)		133,731,016
Other Assets & Liabilities, Net – 1.2%		1,687,550
Net Assets – 100.0%		135,418,566

Notes to Investment Portfolio:

(a)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2010, the value of these securities amounted to $928,476, which represents 0.7% of net assets.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  Investments in affiliates during the year ended October 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Massachusetts Municipal Reserves, G-Trust Shares (7 day yield of 0.100%)*	$817,498	$13,884,686	$(13,933,818)	$535	$—

*  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from November 1, 2009 through April 30, 2010.

(e)  Cost for federal income tax purposes is $123,821,573.

See Accompanying Notes to Financial Statements.

11

Columbia Massachusetts Tax-Exempt Fund

October 31, 2010

The following table summarizes the inputs used, as of October 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds
Education	$—	$36,476,566	$—	$36,476,566
Health Care	—	12,120,298	928,476	13,048,774
Housing	—	6,578,436	—	6,578,436
Other	—	28,688,516	—	28,688,516
Other Revenue	—	1,280,082	—	1,280,082
Tax-Backed	—	25,450,738	—	25,450,738
Transportation	—	4,780,460	—	4,780,460
Utilities	—	16,436,585	—	16,436,585
Total Municipal Bonds	—	131,811,681	928,476	132,740,157
Total Investment Companies	990,859	—	—	990,859
Total Investments	$990,859	$131,811,681	$928,476	$133,731,016

The following table reconciles asset balances for the year ending October 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2009	Accrued Discounts/ Premiums	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2010
Municipal Bonds Health Care	$1,319,500	$—	$—	$(316,024)	$—	$(75,000)	$—	$—	$928,476

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at October 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $316,024.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Education	26.9
Tax-Backed	18.8
Utilities	12.1
Refunded/Escrowed	12.1
Health Care	9.6
Pool/Bond Bank	5.9
Housing	4.9
Transportation	3.5
Other	3.2
Other Revenue	1.0
98.0
Investment Companies	0.8
Other Assets & Liabilities, Net	1.2
100.0

Acronym	Name
AGC	Assured Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Massachusetts Tax-Exempt Fund
October 31, 2010

		($)
Assets	Investments, at identified cost	124,158,445
	Investments, at value	133,731,016
	Cash	867
	Receivable for:
	Investments sold	228,941
	Fund shares sold	32,024
	Interest	1,988,953
	Expense reimbursement due from investment advisor	18,572
	Trustees' deferred compensation plan	30,683
	Prepaid expenses	1,502
	Total Assets	136,032,558
Liabilities	Payable for:
	Fund shares repurchased	238,544
	Distributions	185,457
	Investment advisory fee	58,033
	Pricing and bookkeeping fees	5,778
	Transfer agent fee	8,204
	Trustees' fees	18
	Audit fee	33,800
	Custody fee	1,902
	Distribution and service fees	33,623
	Chief compliance officer expenses	71
	Trustees' deferred compensation plan	30,683
	Other liabilities	17,879
	Total Liabilities	613,992
	Net Assets	135,418,566
Net Assets Consist of	Paid-in capital	124,718,560
	Undistributed net investment income	440,428
	Accumulated net realized gain	687,007
	Net unrealized appreciation on investments	9,572,571
	Net Assets	135,418,566

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Massachusetts Tax-Exempt Fund
October 31, 2010
Class A	Net assets	$120,909,780
	Shares outstanding	15,431,962
	Net asset value per share	$7.84	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.84/0.9525)	$8.23	(b)
Class B	Net assets	$3,587,191
	Shares outstanding	457,833
	Net asset value and offering price per share	$7.84	(a)
Class C	Net assets	$10,921,595
	Shares outstanding	1,393,936
	Net asset value and offering price per share	$7.84	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Massachusetts Tax-Exempt Fund
For the Year Ended October 31, 2010

		($)
Investment Income	Interest	6,544,631
	Dividends	789
	Dividends from affiliates	535
	Total Investment Income	6,545,955
Expenses	Investment advisory fee	674,072
	Distribution fee:
	Class B	36,802
	Class C	78,114
	Service fee:
	Class A	276,971
	Class B	11,332
	Class C	24,137
	Pricing and bookkeeping fees	68,201
	Transfer agent fee	72,317
	Trustees' fees	20,913
	Custody fee	9,825
	Chief compliance officer expenses	981
	Other expenses	140,773
	Total Expenses	1,414,438
	Fees waived or expenses reimbursed by investment advisor	(178,136)
	Fees waived by distributor—Class C	(31,258)
	Expense reductions	(3)
	Net Expenses	1,205,041
	Net Investment Income	5,340,914
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	1,028,757
	Net change in unrealized appreciation (depreciation) on investments	4,154,883
	Net Gain	5,183,640
	Net Increase Resulting from Operations	10,524,554

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Massachusetts Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	5,340,914	5,401,349
	Net realized gain on investments	1,028,757	673,441
	Net change in unrealized appreciation (depreciation) on investments	4,154,883	10,838,357
	Net increase resulting from operations	10,524,554	16,913,147
Distributions to Shareholders	From net investment income:
	Class A	(4,766,590)	(4,698,922)
	Class B	(159,350)	(305,940)
	Class C	(368,067)	(351,954)
	From net realized gains:
	Class A	(582,482)	(719,761)
	Class B	(29,937)	(65,907)
	Class C	(50,822)	(57,814)
	Total distributions to shareholders	(5,957,248)	(6,200,298)
	Net Capital Stock Transactions	(3,333,181)	(3,877,292)
	Increase from regulatory settlements	11,587	—
	Total increase in net assets	1,245,712	6,835,557
Net Assets	Beginning of period	134,172,854	127,337,297
	End of period	135,418,566	134,172,854
	Undistributed net investment income at end of period	440,428	381,938

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Massachusetts Tax-Exempt Fund

	Capital Stock Activity
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,435,298	11,037,009	1,204,135	8,855,388
Distributions reinvested	428,888	3,303,824	464,950	3,371,949
Redemptions	(1,907,213)	(14,672,411)	(1,697,784)	(12,387,265)
Net decrease	(43,027)	(331,578)	(28,699)	(159,928)
Class B
Subscriptions	2,859	22,083	61,110	448,629
Distributions reinvested	16,127	123,900	34,983	251,713
Redemptions	(438,033)	(3,372,247)	(726,975)	(5,336,288)
Net decrease	(419,047)	(3,226,264)	(630,882)	(4,635,946)
Class C
Subscriptions	201,910	1,552,755	289,237	2,138,951
Distributions reinvested	32,227	248,214	33,263	241,612
Redemptions	(205,447)	(1,576,308)	(200,181)	(1,461,981)
Net increase	28,690	224,661	122,319	918,582

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.57		$6.98		$7.69		$7.94		$7.83
Income from Investment Operations:
Net investment income (a)	0.31		0.31		0.31		0.31		0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.30		0.63		(0.71)		(0.18)		0.17
Total from investment operations	0.61		0.94		(0.40)		0.13		0.48
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.30)		(0.31)		(0.31)		(0.31)
From net realized gains	(0.04)		(0.05)		—		(0.07)		(0.06)
Total distributions to shareholders	(0.34)		(0.35)		(0.31)		(0.38)		(0.37)
Increase from regulatory settlements	—	(b)	—		—		—		—
Net Asset Value, End of Period	$7.84		$7.57		$6.98		$7.69		$7.94
Total return (c)	8.30	%(d)	13.82	%(d)	(5.46)%		1.65%		6.30%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (e)	0.83%		0.85%		0.93%		0.94%		0.93%
Interest expense and fees	—		—		0.03	%(f)	0.07	%(f)	0.06	%(f)
Net expenses (e)	0.83%		0.85%		0.96%		1.01%		0.99%
Waiver/Reimbursement	0.13%		0.09%		—		—		—
Net investment income (e)	4.02%		4.18%		4.08%		3.96%		3.99%
Portfolio turnover rate	8%		15%		16%		14%		6%
Net assets, end of period (000s)	$120,910		$117,193		$108,149		$128,833		$137,232

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.57		$6.98		$7.69		$7.94		$7.83
Income from Investment Operations:
Net investment income (a)	0.25		0.25		0.25		0.25		0.25
Net realized and unrealized gain (loss) on investments and futures contracts	0.31		0.64		(0.71)		(0.18)		0.17
Total from investment operations	0.56		0.89		(0.46)		0.07		0.42
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.25)		(0.25)		(0.25)		(0.25)
From net realized gains	(0.04)		(0.05)		—		(0.07)		(0.06)
Total distributions to shareholders	(0.29)		(0.30)		(0.25)		(0.32)		(0.31)
Increase from regulatory settlements	—	(b)	—		—		—		—
Net Asset Value, End of Period	$7.84		$7.57		$6.98		$7.69		$7.94
Total return (c)	7.50	%(d)	12.98	%(d)	(6.16)%		0.90%		5.50%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (e)	1.58%		1.60%		1.68%		1.69%		1.68%
Interest expense and fees	—		—		0.03	%(f)	0.07	%(f)	0.06	%(f)
Net expenses (e)	1.58%		1.60%		1.71%		1.76%		1.74%
Waiver/Reimbursement	0.13%		0.09%		—		—		—
Net investment income (e)	3.29%		3.46%		3.32%		3.21%		3.25%
Portfolio turnover rate	8%		15%		16%		14%		6%
Net assets, end of period (000s)	$3,587		$6,641		$10,518		$14,941		$21,192

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2010	2009	2008		2007		2006
Net Asset Value, Beginning of Period	$7.57	$6.98	$7.69		$7.94		$7.83
Income from Investment Operations:
Net investment income (a)	0.28	0.27	0.27		0.27		0.28
Net realized and unrealized gain (loss) on investments and futures contracts	0.30	0.64	(0.71)		(0.18)		0.16
Total from investment operations	0.58	0.91	(0.44)		0.09		0.44
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.27)	(0.27)		(0.27)		(0.27)
From net realized gains	(0.04)	(0.05)	—		(0.07)		(0.06)
Total distributions to shareholders	(0.31)	(0.32)	(0.27)		(0.34)		(0.33)
Increase from regulatory settlements	— (b)	—	—		—		—
Net Asset Value, End of Period	$7.84	$7.57	$6.98		$7.69		$7.94
Total return (c)(d)	7.81%	13.31%	(5.88)%		1.20%		5.82%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (e)	1.28%	1.30%	1.38%		1.39%		1.38%
Interest expense and fees	—	—	0.03	%(f)	0.07	%(f)	0.06	%(f)
Net expenses (e)	1.28%	1.30%	1.41%		1.46%		1.44%
Waiver/Reimbursement	0.43%	0.39%	0.30%		0.30%		0.30%
Net investment income (e)	3.57%	3.73%	3.63%		3.51%		3.54%
Portfolio turnover rate	8%	15%	16%		14%		6%
Net assets, end of period (000s)	$10,922	$10,339	$8,670		$10,683		$13,982

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia Massachusetts Tax-Exempt Fund
October 31, 2010

Note 1. Organization

Columbia Massachusetts Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and Massachusetts individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a maximum contingent deferred sales charge ("CDSC") of 1.00% based on the holding period after purchase.

Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant

21

Columbia Massachusetts Tax-Exempt Fund, October 31, 2010

judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

22

Columbia Massachusetts Tax-Exempt Fund, October 31, 2010

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$11,583	$4	$(11,587)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

	October 31,
	2010	2009
Tax-Exempt Income	$5,284,471	$5,356,816
Ordinary Income*	9,536	—
Long-Term Capital Gains	663,241	843,482

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$323,959	$980,145	$9,909,443

*  The difference between book-basis and tax-basis net unrealized appreciation is primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$12,507,036
Unrealized depreciation	(2,597,593)
Net unrealized appreciation	$9,909,443

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon

23

Columbia Massachusetts Tax-Exempt Fund, October 31, 2010

examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended October 31, 2010, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services

24

Columbia Massachusetts Tax-Exempt Fund, October 31, 2010

Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended October 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.05% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended October 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended October 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $13,345. For the same time period, net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $9,911, $3,668 and $4,220, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the New Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2010, the Fund's effective service fee rate was 0.23% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the New Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C

25

Columbia Massachusetts Tax-Exempt Fund, October 31, 2010

shares only. The New Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the New Distributor at any time.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Fee Waivers and Expense Reimbursements

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Prior to the Closing, the Fund made daily investments of cash balances in BofA (formerly Columbia) Massachusetts Municipal Reserves, formerly an affiliated open-ended investment company managed by Columbia. The income earned prior to the Closing by the Fund from such investments is included as "Dividends from affiliates" on the Statement of Operations. As an investing Fund, the Fund indirectly was allocated its proportionate share of the expenses of BofA Massachusetts Municipal Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended October 31, 2010, these custody credits reduced total expenses by $3 for the Fund.

Note 6. Portfolio Information

For the year ended October 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $9,870,395 and $13,092,717, respectively.

Note 7. Regulatory Settlements

During the year ended October 31, 2010, the Fund received payments totaling $11,587 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

26

Columbia Massachusetts Tax-Exempt Fund, October 31, 2010

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of October 31, 2010, one shareholder account owned 12.0% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Non-Diversified Risk

The Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Geographic Concentration of Risk

The Fund had greater than 5% of its total net assets at October 31, 2010, invested in debt obligations issued by each of Massachusetts and Puerto Rico and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of this state's and territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a

27

Columbia Massachusetts Tax-Exempt Fund, October 31, 2010

case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Event

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Massachusetts Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Massachusetts Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2010

29

Federal Income Tax Information (Unaudited) – Columbia Massachusetts Tax-Exempt Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2010, $1,071,760, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2010, 99.82% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

30

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

31

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

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Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

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Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Board Consideration and Approval of Advisory Agreements

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia Massachusetts Tax-Exempt Fund, the Advisory Agreement will decrease contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of

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discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Massachusetts Tax-Exempt Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

o  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

o  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of

37

fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Massachusetts Tax-Exempt Fund's performance was in the fifth quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three- and five-year periods and in the first quintile for the ten-year period of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for Columbia Massachusetts Tax-Exempt Fund would decrease the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund's current investment management services agreement. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of Columbia Massachusetts Tax-Exempt Fund's current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds.

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The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

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annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

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7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Massachusetts Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

45

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Massachusetts Tax-Exempt Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1016 A (12/10)

Columbia New York Tax-Exempt Fund

Annual Report for the Period Ended October 31, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	28

Federal Income Tax Information	29

Fund Governance	30

Board Consideration and Approval of Advisory Agreements	35

Summary of Management Fee Evaluation by Independent Fee Consultant	39

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

> A singular focus on our shareholders
Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

> First-class research and thought leadership
We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

> A disciplined investment approach
We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia New York Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 8.86% without sales charge.

■  The fund beat its benchmarks, the Barclays Capital New York Municipal Bond Index1 and the broader Barclays Capital Municipal Bond Index2, as well as the average return of the funds in its peer group, the Lipper New York Municipal Debt Funds Classification.3

■  The fund's exposure to longer-maturity and lower quality bonds aided relative performance, as both sectors were strong performers.

Portfolio Management

Catherine Stienstra has managed the fund since October 2010 and has been associated with Columbia Management Investment Advisers, LLC or its predecessors since 2007.

1The Barclays Capital New York Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index consisting solely of bonds issued by obligors located in the state of New York.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/10

+8.86%

Class A shares (without sales charge)

+7.78%

Barclays Capital Municipal Bond Index

+7.75%

Barclays Capital New York Municipal Bond Index

1

Economic Update – Columbia New York Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2010

■   Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds kept pace with stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer correction. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Emerging Markets Index

MSCI EAFE Index

Although economic growth, as measured by gross domestic product (GDP), advanced a solid 5.0% in the last quarter of 2009, it remained sluggish into 2010. GDP expanded by 3.7% in the first quarter, 1.7% in the second quarter and 2.0% in the third quarter of 2010. Yet, fears that the economy could sink back into recession have diminished and most key indicators remain positive.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year, with a solid pickup in September 2010. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply during the summer before edging higher again in October 2010. The widely-followed measure of consumer attitudes toward the economy continues to hover near its historical low. Consumers continue to indicate they are concerned about business conditions and job prospects.

The housing market—another bellwether for the consumer sector—showed a glimmer of improvement in the final months of the 12-month period. Although both new and existing home sales fell during the summer after a federal tax credit for new and repeat homebuyers expired, both picked up in September 2010. Distressed properties continued to pressure prices. The national median price of existing homes fell slightly over the one-year period, while the median price of new homes rose slightly. The inventory of unsold new homes rose over the one-year period, though it stabilized somewhat in September and October.

News on the job front was mostly positive in 2010, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. However, private sector payroll employment trended modestly higher, massive layoffs declined and in October, labor market growth turned positive with the addition of 151,000 new jobs.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—trended generally higher. Industrial production declined slightly in August and September, while the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector—inched higher.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 8.01%. The high-yield bond market kept pace with the stock market during the period. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 16.85%. The Treasury market was also

1 The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2 The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

2

Economic Update (continued) – Columbia New York Tax-Exempt Fund positive. As the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell over the 12-month period (bond prices and yields move in opposite directions), the Barclays Capital U.S. Treasury Index3 returned 7.20%. Municipal bonds performed in line with taxable bonds, as investors sought to shelter income ahead of expected tax increases. The Barclays Capital Municipal Bond Index4 gained 7.78% for the period. Despite positive economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero.

Stock rally regains its footing

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. But during the early summer months, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market's earlier gains vanished. Then, in September and October, investors reversed course and bid stocks sharply higher. The S&P 500 Index5 returned 16.52% for the 12-month period.

Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 8.36% (in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)7 returned 23.56% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

3The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

7The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia New York Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/00 – 10/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 11/01/00 – 10/31/10 ($)

Sales charge	without	with
Class A	16,943	16,138
Class B	15,730	15,730
Class C	16,205	16,205

Average annual total return as of 10/31/10 (%)

Share class	A		B		C
Inception	09/26/86		08/04/92		08/01/97
Sales charge	without	with	without	with	without	with
1-year	8.86	3.69	8.05	3.05	8.37	7.37
5-year	4.90	3.88	4.12	3.79	4.43	4.43
10-year	5.41	4.90	4.63	4.63	4.95	4.95

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia New York Tax-Exempt Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/10 – 10/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,047.10	1,020.97	4.33	4.28	0.84
Class B	1,000.00	1,000.00	1,043.10	1,017.19	8.19	8.08	1.59
Class C	1,000.00	1,000.00	1,044.70	1,018.70	6.65	6.56	1.29

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager's Report – Columbia New York Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/10 ($)

Class A	7.34
Class B	7.34
Class C	7.34

Distributions declared per share

11/01/09 – 10/31/10 ($)

Class A	0.52
Class B	0.47
Class C	0.49

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.18 per share of taxable realized gains.

30-day SEC yields

as of 10/31/10 (%)

Class A	3.01
Class B	2.41
Class C	2.71

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been reduced.

Taxable-equivalent SEC yields

as of 10/31/10 (%)

Class A	5.09
Class B	4.08
Class C	4.59

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0% and a New York state income tax rate of 8.97%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 8.86% without sales charge. The fund outperformed its benchmarks, the Barclays Capital New York Municipal Bond Index, which returned 7.75%, and the broader Barclays Capital Municipal Bond Index, which returned 7.78%. The fund also outpaced the average fund in its peer group, the Lipper New York Municipal Debt Funds Classification, which returned 8.12%. Exposure to lower quality and longer-maturity bonds, which outperformed higher quality and shorter-maturity issues, aided results.

Strong gains for municipal bonds

Municipal bonds had a good year as interest rates declined and the supply/demand situation remained favorable. Demand for municipal paper was strong as investors searched for added yield and tax relief. Yields on municipal bonds looked particularly attractive relative to money market funds, which earned almost nothing this past year. At the same time, investors anticipating higher tax rates and the expiration of certain tax credits turned to tax-exempt bonds to protect their income. Many municipal issuers also benefited from credit upgrades, as Moody's Investor Services, a well-known credit rating agency, applied its global ratings scale to the municipal market. Meanwhile, tax-exempt supply—especially for bonds with maturities of 20 years or more—tightened, as more municipal issuers turned to the popular Build America Bonds (BABs) Program, which gives municipalities a federal subsidy for issuing taxable debt.

Lower quality, longer-maturity issues boosted fund's yield

We continued to manage the fund for total return but added yield by increasing the fund's stake in lower quality and longer-maturity issues. We expected lower quality bonds to benefit as credit spreads—the yield difference between high and low quality bonds—narrowed in a slow and prolonged economic recovery. Over the year, allocations and additions to A and BBB rated1 bonds, as well as exposure to below investment-grade quality bonds, boosted performance. In terms of maturity, an overweight and good issue selection in the 15- to 30-year range was particularly helpful, as was an underweight in weaker performing one- to five-year bonds. The fund's exposure to longer-maturity bonds made it more sensitive to interest rate changes than the index, which aided relative performance as interest rates fell. Finally, overweights and good issue selection in the hospital and education sectors contributed positively to performance.

Disappointments from transportation and local GOs allocations

Having less exposure than the index to the transportation sector, which includes bonds issued for toll roads, turnpikes and bridge authorities, detracted from relative performance. An underweight in local general obligation (GO) bonds, which also did well, further hampered results. However, strong issue selection offset a portion of the performance that we gave up with the fund's underweight in both sectors.

1 The credit quality ratings represent those of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investment does not remove market risk.

6

Portfolio Manager's Report (continued) – Columbia New York Tax-Exempt Fund

Mixed outlook for New York

Although New York still has budgetary issues to resolve, we believe its strengths will keep the state from sinking into a double-dip recession. New York remains the financial capital of the United States, with high per capita income and a highly skilled labor force. Expectations are that Wall Street bonuses will be better this year than they have been the previous two years, which could boost revenues from personal income taxes. Housing has started to show signs of stabilizing, and hiring in manufacturing continues. As of September, the unemployment rate in New York was 8.3%, well below the national average of 9.6%. Nevertheless, the state has its share of challenges, including a large debt burden, a high cost of doing business and the potential for higher unemployment. Many of the rules around financial regulatory reform are not yet written and could affect revenues and jobs in the banking industry. In addition, private sector employment has not moved up since April, and state and local governments continue to cut positions. Going forward, however, we expect the state's GO bonds to maintain their Aa2/AA credit ratings.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Top 5 sectors

as of 10/31/10 (%)

Health Care	18.6
Tax-Backed	17.8
Education	15.2
Utilities	13.9
Transportation	10.9

Quality breakdown

as of 10/31/10 (%)

AAA	10.7
AA	43.6
A	21.7
BBB	8.5
BB	2.5
B	1.6
Non-Rated	11.4

Maturity breakdown

as of 10/31/10 (%)

0-1 year	0.2
1-3 years	0.7
3-5 years	7.6
5-7 years	2.7
7-10 years	13.6
10-15 years	10.5
15-20 years	22.9
20-25 years	25.8
25 years and over	16.0

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia New York Tax-Exempt Fund

October 31, 2010

Municipal Bonds – 99.1%
	Par ($)	Value ($)
Education – 15.2%
Education – 13.6%
NY City of Troy
Rensselaer Polytechnic Institute (RPI),
Series 2010 A, 5.125% 09/01/40	1,000,000	1,034,700
NY Dormitory Authority
Columbia University,
Series 2008, 5.000% 07/01/38	500,000	539,235
Cornell University,
Series 2009 A, 5.000% 07/01/39	500,000	536,310
New York University:
Series 1998 A, Insured: NPFGC 5.750% 07/01/27	2,000,000	2,466,320
Series 2001 1, Insured: AMBAC 5.500% 07/01/40	1,000,000	1,224,550
St. John's University,
Series 2007 C, Insured: NPFGC 5.250% 07/01/30	1,000,000	1,108,260
NY Dutchess County Industrial Development Agency
Bard College,
Series 2007, 4.500% 08/01/36	500,000	455,885
NY New York City Trust for Cultural Resources
The Juilliard School,
Series 2009 A: 5.000% 01/01/34	375,000	405,517
5.000% 01/01/39	500,000	538,510
NY St. Lawrence County Industrial Development Agency
Clarkson University,
Series 2007, 5.000% 07/01/31	1,000,000	1,020,390
Education Total		9,329,677
Prep School – 0.9%
NY New York City Industrial Development Agency
Marymount School,
Series 2001, Insured: ACA 5.125% 09/01/21	625,000	643,013
Prep School Total		643,013

	Par ($)	Value ($)
Student Loan – 0.7%
NY Mortgage Agency
Series 2009,
4.750% 11/01/26	500,000	515,145
Student Loan Total		515,145
Education Total		10,487,835
Health Care – 18.6%
Continuing Care Retirement – 3.0%
NY Broome County Industrial Development Agency
Good Shepherd Village Endwell,
Series 2008 A: 6.750% 07/01/28	500,000	501,490
6.875% 07/01/40	250,000	244,860
NY Suffolk County Industrial Development Agency
Active Retirement Community,
Series 2006, 5.000% 11/01/28	1,335,000	1,305,550
Continuing Care Retirement Total		2,051,900
Hospitals – 12.8%
NY Albany Industrial Development Agency
St. Peter's Hospital,
Series 2008 A, 5.250% 11/15/27	1,000,000	1,003,480
NY Dormitory Authority
Kaleida Health,
Series 2006, Guarantor: FHA
4.700% 02/15/35	1,000,000	958,290
Mount Sinai Hospital,
Series 2010 A, 5.000% 07/01/26	550,000	578,171
New York Hospital Medical Center,
Series 2007, Guarantor: FHA 4.750% 02/15/37	1,000,000	975,010
North Shore University Hospital,
Series 2007 A, 5.000% 05/01/32	1,000,000	1,014,410
NYU Hospital Center,
Series 2007 B, 5.625% 07/01/37	1,000,000	1,036,730
Orange Regional Medical Center,
Series 2008, 6.125% 12/01/29	650,000	674,459
University of Rochester,
Series 2007, 5.000% 07/01/27	1,000,000	1,056,400

See Accompanying Notes to Financial Statements.

8

Columbia New York Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Monroe County Industrial Development Corp.
Unity Hospital of Rochester,
Series 2010, Guarantor: FHA 5.750% 08/15/35 (a)	700,000	769,594
NY Saratoga County Industrial Development Agency
Saratoga Hospital:
Series 2004 A, 5.000% 12/01/13	250,000	267,048
Series 2007 B, 5.250% 12/01/32	500,000	500,855
Hospitals Total		8,834,447
Intermediate Care Facilities – 0.8%
NY Dutchess County Local Development Corp.
Anderson Center Services, Inc.,
Series 2010, 6.000% 10/01/30 (a)	550,000	543,669
Intermediate Care Facilities Total		543,669
Nursing Homes – 2.0%
NY Amherst Industrial Development Agency
Beechwood Health Care Center,
Series 2007, 5.200% 01/01/40	750,000	522,900
NY Essex County Industrial Development Agency
Moses Ludington Nursing Home,
Series 2000 A, Guarantor: FHA 6.200% 02/01/30	825,000	834,471
Nursing Homes Total		1,357,371
Health Care Total		12,787,387
Housing – 6.7%
Assisted Living/Senior – 4.2%
NY Huntington Housing Authority
Gurwin Jewish Senior Center,
Series 1999 A, 5.875% 05/01/19	1,385,000	1,387,424
NY Mount Vernon Industrial Development Agency
Wartburg Senior Housing, Inc.,
Series 1999: 6.150% 06/01/19	875,000	876,864
6.200% 06/01/29	615,000	597,804
Assisted Living/Senior Total		2,862,092

	Par ($)	Value ($)
Multi-Family – 1.0%
NY New York City Housing Development Corp.
Greenport Preservation LP,
Series 2009, Guarantor: FNMA 4.500% 09/15/25	165,000	172,867
Series 2009 C1,
5.500% 11/01/34	500,000	526,525
Multi-Family Total		699,392
Single-Family – 1.5%
NY Mortgage Agency
Series 2007 148, AMT,
5.200% 10/01/32	1,000,000	1,027,430
Single-Family Total		1,027,430
Housing Total		4,588,914
Other – 14.1%
Other – 0.8%
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind,
Series 2004, 5.375% 08/01/24	550,000	568,491
Other Total		568,491
Pool/Bond Bank – 9.6%
NY Environmental Facilities Corp.
Series 2005 B,
5.500% 04/15/35	1,000,000	1,218,430
Series 2006 A,
4.750% 06/15/31	1,000,000	1,044,080
Series 2009 A,
5.000% 06/15/34	4,000,000	4,313,480
Pool/Bond Bank Total		6,575,990
Refunded/Escrowed (b) – 3.7%
NY Dormitory Authority
Memorial Sloan-Kettering Cancer Center,
Series 2003, Escrowed to Maturity, Insured: NPFGC (c) 07/01/25	3,000,000	1,834,620
NY Greece Central School District
Series 1992,
Economically Defeased to Maturity, Insured: FGIC 6.000% 06/15/16	500,000	624,535

See Accompanying Notes to Financial Statements.

9

Columbia New York Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Urban Development Corp.
Series 2002 A,
Pre-refunded 01/01/11, 5.500% 01/01/17	105,000	105,952
Refunded/Escrowed Total		2,565,107
Other Total		9,709,588
Other Revenue – 1.2%
Recreation – 1.2%
NY New York City Trust for Cultural Resources
Museum of Modern Art,
Series 2008 1A, 5.000% 04/01/31	750,000	813,720
Recreation Total		813,720
Other Revenue Total		813,720
Resource Recovery – 0.7%
Disposal – 0.7%
NY Seneca County Industrial Development Agency
IESI Corp.,
Series 2005, AMT, GTY AGMT: IESI Corp. 6.625% 10/01/35 (10/01/13) (d)(e)(f)	500,000	506,685
Disposal Total		506,685
Resource Recovery Total		506,685
Tax-Backed – 17.8%
Local Appropriated – 2.9%
NY Dormitory Authority
Series 1998,
(c) 08/01/19	1,200,000	946,896
Series 2001 2-4,
4.750% 01/15/30	1,000,000	1,019,510
Local Appropriated Total		1,966,406
Local General Obligations – 1.8%
NY Mount Sinai Union Free School District
Series 1992,
Insured: AMBAC 6.200% 02/15/19	1,005,000	1,277,888
Local General Obligations Total		1,277,888
Special Non-Property Tax – 7.9%
NY Dormitory Authority
Series 2008 B:
5.250% 03/15/38	500,000	548,425
5.750% 03/15/36	500,000	577,130

	Par ($)	Value ($)
NY Local Government Assistance Corp.
Series 1993 E,
6.000% 04/01/14	2,890,000	3,223,824
NY Metropolitan Transportation Authority
Series 2009 B,
5.000% 11/15/34	1,000,000	1,064,310
Special Non-Property Tax Total		5,413,689
State Appropriated – 5.2%
NY Dormitory Authority
Series 1993,
6.000% 07/01/20	2,000,000	2,389,600
Series 2000 C,
Insured: AGMC 5.750% 05/15/17	1,000,000	1,213,090
State Appropriated Total		3,602,690
Tax-Backed Total		12,260,673
Transportation – 10.9%
Air Transportation – 3.8%
NY New York City Industrial Development Agency
American Airlines, Inc.,
Series 2005, AMT, GTY AGMT: AMR Corp. 7.750% 08/01/31 (d)	1,000,000	1,062,950
Terminal One Group Association LP,
Series 2005, AMT, 5.500% 01/01/24 (d)	1,500,000	1,558,605
Air Transportation Total		2,621,555
Ports – 3.4%
NY Port Authority of New York & New Jersey
Series 1993,
5.375% 03/01/28	2,000,000	2,338,620
Ports Total		2,338,620
Toll Facilities – 1.6%
NY Thruway Authority
Series 2007 H,
Insured: NPFGC 5.000% 01/01/27	1,000,000	1,067,550
Toll Facilities Total		1,067,550
Transportation – 2.1%
NY Metropolitan Transportation Authority
Series 2005 B,
Insured: AMBAC 5.250% 11/15/23	1,250,000	1,445,513
Transportation Total		1,445,513
Transportation Total		7,473,238

See Accompanying Notes to Financial Statements.

10

Columbia New York Tax-Exempt Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Utilities – 13.9%
Independent Power Producers – 1.3%
NY Suffolk County Industrial Development Agency
Nissequogue Cogeneration Partners Facilities,
Series 1998, AMT, 5.500% 01/01/23	1,000,000	910,460
Independent Power Producers Total		910,460
Investor Owned – 2.3%
NY Energy & Research Development Authority
Brooklyn Union Gas Co., IFRN,
Series 1993, 10.003% 04/01/20 (11/10/10) (d)(e)	1,500,000	1,556,970
Investor Owned Total		1,556,970
Municipal Electric – 5.3%
NY Long Island Power Authority
Series 2000,
Insured: AGMC (c) 06/01/18	1,000,000	813,410
Series 2008 A,
6.000% 05/01/33	1,000,000	1,143,770
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 KK,
Insured: NPFGC 5.500% 07/01/15	1,500,000	1,711,080
Municipal Electric Total		3,668,260
Water & Sewer – 5.0%
NY Great Neck North Water Authority
Series 2008,
5.000% 01/01/33	690,000	736,610
NY New York City Municipal Water Finance Authority
Series 2009 EE,
5.250% 06/15/40	500,000	544,820
Series 2009 FF-2,
5.500% 06/15/40	1,000,000	1,128,720
NY Rensselaer County Water Service & Sewer Authority
Series 2008,
5.250% 09/01/38	1,000,000	1,034,330
Water & Sewer Total		3,444,480
Utilities Total		9,580,170
Total Municipal Bonds (cost of $63,305,795)		68,208,210

Investment Companies – 1.6%
	Shares	Value ($)
BofA New York Tax-Exempt Reserves, Capital Class (7 day yield of 0.149%) (g)	346,492	346,492
Dreyfus New York AMT-Free Municipal Money Market Fund (7 day yield of 0.000%)	754,748	754,748
Total Investment Companies (cost of $1,101,240)		1,101,240
Total Investments – 100.7% (cost of $64,407,035) (h)		69,309,450
Other Assets & Liabilities, Net – (0.7)%		(481,442)
Net Assets – 100.0%		68,828,008

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2010.

(e)  Parenthetical date represents the next interest rate reset date for the security.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, this security, which is not illiquid, amounted to $506,685, which represents 0.7% of net assets.

(g)  Investments in affiliates during the year ended October 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA New York Tax-Exempt Reserves, Capital Class (7 day yield of 0.149%)*	$514,090	$7,240,880	$(7,112,144)	$611	$—

*  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from November 1, 2009 through April 30, 2010.

(h)  Cost for federal income tax purposes is $64,185,623.

The following table summarizes the inputs used, as of October 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$68,208,210	$—	$68,208,210
Total Investment Companies	1,101,240	—	—	1,101,240
Total Investments	$1,101,240	$68,208,210	$—	$69,309,450

See Accompanying Notes to Financial Statements.

11

Columbia New York Tax-Exempt Fund

October 31, 2010

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Health Care	18.6
Tax-Backed	17.8
Education	15.2
Utilities	13.9
Transportation	10.9
Pool/Bond Bank	9.6
Housing	6.7
Refunded/Escrowed	3.7
Other Revenue	1.2
Other	0.8
Resource Recovery	0.7
99.1
Investment Companies	1.6
Other Assets & Liabilities, Net	(0.7)
100.0

Acronym	Name
ACA	ACA Financial Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

GTY AGMT	Guaranty Agreement

IFRN	Inverse Floating Rate Note

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia New York Tax-Exempt Fund
October 31, 2010

		($)
Assets	Investments, at identified cost	64,407,035
	Investments, at value	69,309,450
	Cash	440
	Receivable for:
	Fund shares sold	69,742
	Interest	991,177
	Expense reimbursement due from investment advisor	19,612
	Trustees' deferred compensation plan	23,620
	Prepaid expenses	760
	Total Assets	70,414,801
Liabilities	Payable for:
	Investments purchased on a delayed delivery basis	1,311,962
	Fund shares repurchased	41,379
	Distributions	95,308
	Investment advisory fee	29,443
	Pricing and bookkeeping fees	5,378
	Transfer agent fee	6,480
	Trustees' fees	99
	Audit fee	34,300
	Custody fee	954
	Distribution and service fees	21,044
	Chief compliance officer expenses	66
	Trustees' deferred compensation plan	23,620
	Other liabilities	16,760
	Total Liabilities	1,586,793
	Net Assets	68,828,008
Net Assets Consist of	Paid-in capital	63,613,606
	Undistributed net investment income	328,866
	Accumulated net realized loss	(16,879)
	Net unrealized appreciation on investments	4,902,415
	Net Assets	68,828,008
Class A	Net assets	$54,887,744
	Shares outstanding	7,475,613
	Net asset value per share	$7.34	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.34/0.9525)	$7.71	(b)
Class B	Net assets	$4,539,549
	Shares outstanding	618,289
	Net asset value and offering price per share	$7.34	(a)
Class C	Net assets	$9,400,715
	Shares outstanding	1,280,355
	Net asset value and offering price per share	$7.34	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia New York Tax-Exempt Fund
For the Year Ended October 31, 2010

		($)
Investment Income	Interest	3,346,023
	Dividends	941
	Dividends from affiliates	611
	Total Investment Income	3,347,575
Expenses	Investment advisory fee	337,879
	Distribution fee:
	Class B	47,545
	Class C	68,724
	Service fee:
	Class A	126,132
	Class B	15,314
	Class C	22,183
	Transfer agent fee	45,836
	Pricing and bookkeeping fees	56,621
	Trustees' fees	18,271
	Custody fee	6,652
	Chief compliance officer expenses	930
	Other expenses	127,395
	Total Expenses	873,482
	Fees waived or expenses reimbursed by investment advisor	(188,138)
	Fees waived by distributor—Class C	(27,500)
	Expense reductions	(4)
	Net Expenses	657,840
	Net Investment Income	2,689,735
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	61,008
	Net change in unrealized appreciation (depreciation) on investments	2,911,595
	Net Gain	2,972,603
	Net Increase Resulting from Operations	5,662,338

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia New York Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	2,689,735	2,887,720
	Net realized gain on investments and futures contracts	61,008	2,003,677
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	2,911,595	5,941,093
	Net increase resulting from operations	5,662,338	10,832,490
Distributions to Shareholders	From net investment income:
	Class A	(2,451,881)	(2,152,096)
	Class B	(262,303)	(332,189)
	Class C	(392,165)	(329,331)
	From net realized gains:
	Class A	(1,269,783)	(562,331)
	Class B	(192,557)	(128,562)
	Class C	(229,910)	(108,984)
	Total distributions to shareholders	(4,798,599)	(3,613,493)
	Net Capital Stock Transactions	247,149	(724,723)
	Total increase in net assets	1,110,888	6,494,274
Net Assets	Beginning of period	67,717,120	61,222,846
	End of period	68,828,008	67,717,120
	Undistributed net investment income at end of period	328,866	823,004

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia New York Tax-Exempt Fund

	Capital Stock Activity
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,266,935	9,122,725	2,440,985	16,023,912
Distributions reinvested	329,961	2,360,076	245,488	1,637,886
Redemptions	(1,080,401)	(7,777,154)	(2,267,037)	(15,442,027)
Net increase	516,495	3,705,647	419,436	2,219,771
Class B
Subscriptions	17,767	127,384	33,577	225,308
Distributions reinvested	43,301	308,913	47,405	313,894
Redemptions	(575,800)	(4,152,575)	(488,031)	(3,335,694)
Net decrease	(514,732)	(3,716,278)	(407,049)	(2,796,492)
Class C
Subscriptions	211,427	1,527,981	205,131	1,417,020
Distributions reinvested	47,535	339,652	36,280	241,625
Redemptions	(223,871)	(1,609,853)	(266,738)	(1,806,647)
Net increase (decrease)	35,091	257,780	(25,327)	(148,002)

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.25	$6.55	$7.49	$7.70	$7.61
Income from Investment Operations:
Net investment income (a)	0.30	0.31	0.31	0.31	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.31	0.78	(0.87)	(0.19)	0.15
Total from investment operations	0.61	1.09	(0.56)	0.12	0.47
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.30)	(0.30)	(0.31)	(0.31)
From net realized gains	(0.18)	(0.09)	(0.08)	(0.02)	(0.07)
Total distributions to shareholders	(0.52)	(0.39)	(0.38)	(0.33)	(0.38)
Net Asset Value, End of Period	$7.34	$7.25	$6.55	$7.49	$7.70
Total return (b)(c)	8.86%	17.24%	(7.86)%	1.59%	6.31%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.84%	0.84%	0.84%	0.84%	0.84%
Waiver/Reimbursement	0.28%	0.25%	0.24%	0.21%	0.21%
Net investment income (d)	4.11%	4.47%	4.29%	4.15%	4.16%
Portfolio turnover rate	9%	20%	17%	15%	9%
Net assets, end of period (000s)	$54,888	$50,469	$42,819	$49,751	$56,050

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.25	$6.55	$7.49	$7.70	$7.61
Income from Investment Operations:
Net investment income (a)	0.24	0.25	0.26	0.26	0.26
Net realized and unrealized gain (loss) on investments and futures contracts	0.32	0.78	(0.88)	(0.20)	0.15
Total from investment operations	0.56	1.03	(0.62)	0.06	0.41
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.24)	(0.24)	(0.25)	(0.25)
From net realized gains	(0.18)	(0.09)	(0.08)	(0.02)	(0.07)
Total distributions to shareholders	(0.47)	(0.33)	(0.32)	(0.27)	(0.32)
Net Asset Value, End of Period	$7.34	$7.25	$6.55	$7.49	$7.70
Total return (b)(c)	8.05%	16.38%	(8.54)%	0.83%	5.52%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.59%	1.59%	1.59%	1.59%	1.59%
Waiver/Reimbursement	0.28%	0.25%	0.24%	0.21%	0.21%
Net investment income (d)	3.38%	3.73%	3.54%	3.40%	3.41%
Portfolio turnover rate	9%	20%	17%	15%	9%
Net assets, end of period (000s)	$4,540	$8,217	$10,084	$16,192	$22,782

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.25	$6.55	$7.49	$7.70	$7.61
Income from Investment Operations:
Net investment income (a)	0.26	0.28	0.28	0.28	0.28
Net realized and unrealized gain (loss) on investments and futures contracts	0.32	0.78	(0.87)	(0.19)	0.15
Total from investment operations	0.58	1.06	(0.59)	0.09	0.43
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.27)	(0.27)	(0.28)	(0.27)
From net realized gains	(0.18)	(0.09)	(0.08)	(0.02)	(0.07)
Total distributions to shareholders	(0.49)	(0.36)	(0.35)	(0.30)	(0.34)
Net Asset Value, End of Period	$7.34	$7.25	$6.55	$7.49	$7.70
Total return (b)(c)	8.37%	16.72%	(8.27)%	1.14%	5.84%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.29%	1.29%	1.29%	1.29%	1.29%
Waiver/Reimbursement	0.58%	0.55%	0.54%	0.51%	0.51%
Net investment income (d)	3.66%	4.02%	3.84%	3.69%	3.71%
Portfolio turnover rate	9%	20%	17%	15%	9%
Net assets, end of period (000s)	$9,401	$9,031	$8,319	$9,729	$9,461

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia New York Tax-Exempt Fund
October 31, 2010

Note 1. Organization

Columbia New York Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and New York individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable.

The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a maximum contingent deferred sales charge ("CDSC") of 1.00% based upon the holding period after purchase.

Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

20

Columbia New York Tax-Exempt Fund, October 31, 2010

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

21

Columbia New York Tax-Exempt Fund, October 31, 2010

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(77,524)	$77,524	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

	October 31,
	2010	2009
Distributions paid from:
Tax-Exempt Income	$2,650,565	$2,813,616
Ordinary Income*	455,784	—
Long-Term Capital Gains	1,692,250	799,877

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$228,364	$53,528	$37,447	$5,123,827

*  The difference between book-basis and tax-basis net unrealized appreciation is primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$5,568,008
Unrealized depreciation	(444,181)
Net unrealized appreciation	$5,123,827

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including

22

Columbia New York Tax-Exempt Fund, October 31, 2010

resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended October 31, 2010, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and

23

Columbia New York Tax-Exempt Fund, October 31, 2010

charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended October 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.07% of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended October 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended October 31, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $24,257. For the same time period, net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $5,093, $3,080 and $100, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the New Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2010, the Fund's effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the New Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The New Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the New Distributor at any time.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's

24

Columbia New York Tax-Exempt Fund, October 31, 2010

shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Fee Waivers and Expense Reimbursements

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Prior to the Closing, the Fund made daily investments of cash balances in BofA (formerly Columbia) New York Tax-Exempt Reserves, formerly an affiliated open-ended investment company managed by Columbia. The income earned prior to the Closing by the Fund from such investments is included as "Dividends from affiliates" on the Statement of Operations. As an investing Fund, the Fund indirectly was allocated its proportionate share of the expenses of BofA New York Tax-Exempt Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended October 31, 2010, these custody credits reduced total expenses by $4 for the Fund.

Note 6. Portfolio Information

For the year ended October 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $5,908,361 and $6,839,785, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2010, the Fund did not borrow under these arrangements.

25

Columbia New York Tax-Exempt Fund, October 31, 2010

Note 8. Shareholder Concentration

As of October 31, 2010, two shareholder accounts owned 30.6% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Non-Diversified Risk

The Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at October 31, 2010, invested in debt obligations issued by New York and its political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of this state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

26

Columbia New York Tax-Exempt Fund, October 31, 2010

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Event

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia New York Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2010

28

Federal Income Tax Information (Unaudited) – Columbia New York Tax-Exempt Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2010, $70,671, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2010, 85.3% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

29

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

30

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

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Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

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Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Board Consideration and Approval of Advisory Agreements

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For Columbia New York Tax-Exempt Fund, the Advisory Agreement will decrease contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of

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discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia New York Tax-Exempt Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

o  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

o  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of

36

fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia New York Tax-Exempt Fund's performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods and in the first quintile for the ten-year period of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for Columbia New York Tax-Exempt Fund would decrease the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund's current investment management services agreement. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of Columbia New York Tax-Exempt Fund's current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management

37

as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

39

annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

40

7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia New York Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

45

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia New York Tax-Exempt Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1021 A (12/10)

Columbia Tax-Exempt Bond Funds

Annual Report for the Period Ended October 31, 2010

>  Columbia Connecticut Intermediate Municipal Bond Fund

>  Columbia Intermediate Municipal Bond Fund

>  Columbia Massachusetts Intermediate Municipal Bond Fund

>  Columbia New Jersey Intermediate Municipal Bond Fund

>  Columbia New York Intermediate Municipal Bond Fund

>  Columbia Rhode Island Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Economic Update	1

Columbia Connecticut Intermediate Municipal Bond Fund	3

Columbia Intermediate Municipal Bond Fund	8

Columbia Massachusetts Intermediate Municipal Bond Fund	13

Columbia New Jersey Intermediate Municipal Bond Fund	18

Columbia New York Intermediate Municipal Bond Fund	23

Columbia Rhode Island Intermediate Municipal Bond Fund	28

Investment Portfolios	33

Financial Statements	80

Report of Independent Registered Public Accounting Firm	134

Federal Income Tax Information	135

Fund Governance	136

Board Consideration and Approval of Advisory Agreements	141

Summary of Management Fee Evaluation by Independent Fee Consultant	146

Important Information About This Report	149

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Economic Update – Columbia Tax-Exempt Bond Funds

Although economic growth, as measured by gross domestic product (GDP), advanced a solid 5.0% in the last quarter of 2009, it remained sluggish into 2010. GDP expanded by 3.7% in the first quarter, 1.7% in the second quarter and 2.0% in the third quarter of 2010. Yet, fears that the economy could sink back into recession have diminished and most key indicators remain positive.

Consumer spending on cars, clothing and other goods generally trended higher throughout the year, with a solid pickup in September 2010. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply during the summer before edging higher again in October 2010. The widely-followed measure of consumer attitudes toward the economy continues to hover near its historical low. Consumers continue to indicate they are concerned about business conditions and job prospects.

The housing market—another bellwether for the consumer sector—showed a glimmer of improvement in the final months of the 12-month period. Although both new and existing home sales fell during the summer after a federal tax credit for new and repeat homebuyers expired, both picked up in September 2010. Distressed properties continued to pressure prices. The national median price of existing homes fell slightly over the one-year period, while the median price of new homes rose slightly. The inventory of unsold new homes rose over the one-year period, though it stabilized somewhat in September and October.

News on the job front was mostly positive in 2010, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. However, private sector payroll employment trended modestly higher, massive layoffs declined and in October, labor market growth turned positive with the addition of 151,000 new jobs.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—trended generally higher. Industrial production declined slightly in August and September, while the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector—inched higher.

Bonds delivered solid returns

As the economy strengthened, bonds delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 8.01%. The high-yield bond market kept pace with the stock market during the period. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 16.85%. The Treasury market was

1 The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2 The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Summary

For the 12-month period that ended October 31, 2010

■   Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds kept pace with stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer correction. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Emerging Markets Index

MSCI EAFE Index

Economic Update (continued) – Columbia Tax-Exempt Bond Funds also positive. As the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell over the 12-month period (bond prices and yields move in opposite directions), the Barclays Capital U.S. Treasury Index3 returned 7.20%. Municipal bonds performed in line with taxable bonds, as investors sought to shelter income ahead of expected tax increases. The Barclays Capital Municipal Bond Index4 gained 7.78% for the period. Despite positive economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero.

Stock rally regains its footing

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. But during the early summer months, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market's earlier gains vanished. Then, in September and October, investors reversed course and bid stocks sharply higher. The S&P 500 Index5 returned 16.52% for the 12-month period.

Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 8.36% (in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)7 returned 23.56% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

3 The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

4 The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

5 The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

6 The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

7 The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Connecticut Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 6.10% without sales charge. Class Z shares returned 6.37%.

■  The fund trailed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index.1 Its return was slightly higher than the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund had more exposure than its benchmark to higher quality municipal holdings, which hampered results because lower rated3, investment-grade securities outperformed. By contrast, an emphasis on longer-maturity securities supported results as interest rates declined and bond prices rose.

Portfolio Management

Brian M. McGreevy has managed the fund since 2002 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investment does not remove market risk.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/10

+6.10%

Class A shares (without sales charge)

+7.35%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Performance Information – Columbia Connecticut Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/00 – 10/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/00 – 10/31/10 ($)

Sales charge	without	with
Class A	14,917	14,208
Class B	13,888	13,888
Class C	14,280	14,280
Class T	15,045	14,330
Class Z	15,283	n/a

Average annual total return as of 10/31/10 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		06/26/00		08/01/94
Sales charge	without	with	without	with	without	with	without	with	without
1-year	6.10	2.65	5.31	2.31	5.68	4.68	6.21	1.19	6.37
5-year	3.99	3.31	3.22	3.22	3.58	3.58	4.10	3.10	4.26
10-year	4.08	3.57	3.34	3.34	3.63	3.63	4.17	3.66	4.33

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year and 5-year periods), 4.75% for Class A shares (for the 10-year period) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Connecticut Intermediate Municipal Bond Fund, the predecessor to the fund and a series of The Galaxy Fund (the "Galaxy Connecticut Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the fund. The returns shown for Class B and Class C shares also include the returns of Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy Connecticut Fund. Retail A share returns include returns of the BKB shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Understanding Your Expenses – Columbia Connecticut Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/10 – 10/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,035.90	1,021.17	4.11	4.08	0.80
Class B	1,000.00	1,000.00	1,032.00	1,017.39	7.94	7.88	1.55
Class C	1,000.00	1,000.00	1,033.80	1,019.16	6.15	6.11	1.20
Class T	1,000.00	1,000.00	1,036.40	1,021.68	3.59	3.57	0.70
Class Z	1,000.00	1,000.00	1,037.20	1,022.43	2.82	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Connecticut Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/10 ($)

Class A	11.00
Class B	11.00
Class C	11.00
Class T	11.00
Class Z	11.00

Distributions declared per share

11/01/09 – 10/31/10 ($)

Class A	0.33
Class B	0.25
Class C	0.29
Class T	0.34
Class Z	0.36

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/10 (%)

Class A	1.62
Class B	0.95
Class C	1.30
Class T	1.71
Class Z	1.95

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable-equivalent SEC yields

as of 10/31/10 (%)

Class A	2.66
Class B	1.57
Class C	2.14
Class T	2.82
Class Z	3.20

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0% and a Connecticut state income tax rate of 6.5%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 6.10% without sales charge. Class Z shares returned 6.37%. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 7.35%. The average return of funds in the Lipper Other States Intermediate Municipal Debt Funds Classification was 5.98%. During a period in which lower rated, investment-grade debt generally outperformed high-grade securities, the fund's greater concentration on AAA rated securities and an underweight in BBB rated debt detracted from relative results. In general, Connecticut municipal securities, both in the state and in the fund's portfolio, were higher quality than municipals nationally. On the positive side, the fund's longer duration—a measure of sensitivity to changes in interest rates—and longer call structure helped support performance during a time of declining interest rates and rising bond prices.

Education, local bonds helped returns

The fund's overweight relative to the benchmark in education-related bonds and in local community, general obligation securities aided returns. Many of the school bonds in which we invested were A rated and outpaced the returns of AA rated and AAA rated municipal securities. Over the period, local general obligation debt also performed somewhat better than state general obligations. The fund also had more exposure than the benchmark to longer-maturity securities, with superior call protection, which outperformed bonds with shorter maturities as interest rates declined in the face of strong investor demand. Call protection helps protect against the risk that higher-yielding securities may be called back by their issuers before their maturity dates. An overweight in AAA rated securities with shorter maturities, which underperformed their longer-maturity counterparts, partially offset the beneficial effects of the longer-maturity positioning in the fund.

Increased exposure to longer maturities

As the period progressed, we increased the fund's sensitivity to changes in interest rates by increasing exposure to longer-maturity investments. In addition, we added exposure to BBB rated holdings by investing in issues from Puerto Rico and the Virgin Islands. We also invested in a non-rated issue from Stamford, CT, which we believed added to yield without changing the overall quality focus of the portfolio.

Weak recovery may continue

We believe that the national economy has the potential to maintain its slow expansion and that inflationary pressures are likely to remain restrained. The Connecticut economy continues to grow slowly, with only minimal job creation during the last two calendar quarters. The state is disadvantaged by high business costs and high state taxes. Unemployment remains at about 9%, with the Norwich area particularly affected because of declining business at nearby casinos. Weak growth has placed pressure on the state budget, forcing spending cuts and encouraging state leaders to find one-time financing options to balance the budget. Meanwhile, demand for municipal bonds

Portfolio Manager's Report (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

continues to be brisk. The potential that certain tax cuts may expire by the end of 2010 has driven demand for municipal bonds and municipal bond funds to take advantage of their tax benefits. We see value in bonds rated A and BBB, as we believe their yields compensate for the additional credit risks over AAA rated and AA rated securities. We prefer bonds with longer call structures that are less likely to be called away by their issuers in the near term. Looking ahead, we expect rating changes from the major credit rating services to experience increased volatility, which may create investment opportunities. We plan to try to take advantage of any weakness in the market if our credit analysis finds attractive values in securities whose ratings have been downgraded.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 10/31/10 (%)

Tax-Backed	53.7
Education	10.1
Refunded/Escrowed	8.8
Housing	7.9
Utilities	7.5

Maturity breakdown

as of 10/31/10 (%)

0-1 year	2.4
1-3 years	11.9
3-5 years	5.1
5-7 years	19.7
7-10 years	18.4
10-15 years	30.0
15-20 years	10.0
20-25 years	1.1
25 years and over	0.8
Net Cash & Equivalents	0.6

Quality breakdown

as of 10/31/10 (%)

AAA	25.8
AA	46.4
A	19.1
BBB	5.0
BB	0.4
Non-Rated	3.3

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/10

+7.13%

Class A shares (without sales charge)

+7.35%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Summary

■  For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 7.13% without sales charge. Class Z shares returned 7.35%.

■  The fund's return was generally in line with the return of its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index.1 The fund beat the average return of its peer group, the Lipper Intermediate Municipal Debt Funds Classification.2

■  The fund benefited by maintaining a longer average maturity than its benchmark and peer group and from its bias toward bonds in the A and BBB3 categories.

Portfolio Management

Brian M. McGreevy has managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investment does not remove market risk.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/00 – 10/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/00 – 10/31/10 ($)

Sales charge	without	with
Class A	15,355	14,624
Class B	14,398	14,398
Class C	14,916	14,916
Class T	15,417	14,683
Class Z	15,653	n/a

Average annual total return as of 10/31/10 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
1-year	7.13	3.68	6.44	3.44	6.92	5.92	7.19	2.09	7.35
5-year	4.30	3.60	3.62	3.62	4.09	4.09	4.35	3.35	4.50
10-year	4.38	3.87	3.71	3.71	4.08	4.08	4.42	3.92	4.58

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year and 5-year periods), 4.75% for Class A shares (for the 10-year period) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Intermediate Tax-Exempt Bond Fund, the predecessor to the fund and a series of The Galaxy Fund (the "Galaxy Intermediate Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the fund. The returns shown for Class B and Class C shares also include the returns of Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy Intermediate Fund. Retail A share returns include returns of the BKB shares of the Galaxy Intermediate Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Understanding Your Expenses – Columbia Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/10 – 10/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.70	1,021.42	3.85	3.82	0.75
Class B	1,000.00	1,000.00	1,033.40	1,018.15	7.18	7.12	1.40
Class C	1,000.00	1,000.00	1,035.70	1,020.42	4.87	4.84	0.95
Class T	1,000.00	1,000.00	1,037.00	1,021.68	3.59	3.57	0.70
Class Z	1,000.00	1,000.00	1,037.80	1,022.43	2.83	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of Class C shares' expenses, the Class C shares' account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Intermediate Municipal Bond Fund

For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 7.13% without sales charge. Class Z shares returned 7.35%. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index also returned 7.35%. The average return of funds in its peer group, the Lipper Intermediate Municipal Debt Funds Classification, was 6.69%. During the period, investors favored yield over quality, rewarding the fund's strategy of emphasizing longer-term bonds and underweighting AAA and AA rated issues in favor of those rated A and BAA.

Supply, demand factors fueled rally in municipals

Strong demand, a constrained supply of new, tax-exempt issues and funds available from the maturing and calls of older municipal bonds combined to generate strong returns for municipal bonds over the past 12 months. A rally began in April and continued throughout the summer. Investors poured money into municipal bond funds and individual issues, seeking tax-exempt yields as well as a defense against possible tax hikes as certain tax rates are set to expire at the end of 2010. As a result, yields fell and prices rose across maturities, with the biggest boost occurring in the 7- to 15-year range. Returns were also largely inverse to credit quality, with A and Baa rated obligations outdistancing bonds in higher rating tiers. Although new issuance has been vigorous, taxable Build America Bonds, which give municipalities a federal subsidy for issuing taxable debt, represented about 25% of new issues, reducing the supply of tax-exempt bonds and exerting further upward pressure on prices.

Longer maturities, lower ratings drove returns

Greater acceptance of risk on the part of municipal bond investors over the past 12 months favored bonds of longer maturity and lower ratings. The fund's longer average maturity than the index aided comparative returns. The fund was also underweight compared to the benchmark in AAA and AA rated obligations and overweight in A and BBB issues, where performance was better thanks to investor pursuit of higher yields. An underweight in California, whose bonds were strong performers, was offset by favorable positioning: results benefited because the fund's holdings were of lower quality and longer maturity than those in the index. The fund's non-rated positions held back returns; the housing market collapse hurt several smaller issues, weakening them financially and driving their prices down.

Across the portfolio, our decision to underweight pre-refunded issues, as well as state and local general obligations, paid off as these sectors delivered mixed results. At the same time, performance got a boost from the fund's above-benchmark commitment to electric utility and hospital bonds, where returns were very strong. The portfolio also held bonds with longer call dates than those in the index; falling rates enhanced performance as these bonds have a greater sensitivity to yield changes than bonds with near-term calls.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/10 ($)

Class A	10.58
Class B	10.58
Class C	10.58
Class T	10.58
Class Z	10.58

Distributions declared per share

11/01/09 – 10/31/10 ($)

Class A	0.36
Class B	0.29
Class C	0.34
Class T	0.36
Class Z	0.38

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/10 (%)

Class A	1.99
Class B	1.44
Class C	1.89
Class T	2.03
Class Z	2.29

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of Class C shares' expenses, the Class C shares' 30-day SEC yields would have been lower.

Taxable-equivalent SEC yields

as of 10/31/10 (%)

Class A	3.06
Class B	2.21
Class C	2.90
Class T	3.13
Class Z	3.52

Taxable-equivalent SEC yields are calculated assuming a 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Portfolio Manager's Report (continued) – Columbia Intermediate Municipal Bond Fund

Top 5 sectors

as of 10/31/10 (%)

Tax-Backed	45.8
Utilities	16.5
Transportation	9.9
Health Care	8.9
Refunded/Escrowed	6.6

Maturity breakdown

as of 10/31/10 (%)

0-1 year	0.5
1-3 years	10.6
3-5 years	13.3
5-7 years	17.8
7-10 years	21.4
10-15 years	25.7
15-20 years	9.4
20-25 years	0.1
Net Cash & Equivalents	1.2

Quality breakdown

as of 10/31/10 (%)

AAA	17.6
AA	49.2
A	22.9
BBB	5.4
BB	0.7
CCC	0.4
Non-Rated	3.8

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Positioned for slow recovery

Over the period we have been adding to the hospital and electric sectors and to bonds rated single A. We believe the higher yields available in those segments are sufficient to offset the added risk. With the economy moving ahead sluggishly, we expect rates to remain low and inflation fears muted. That potential scenario led us to remain underweight in shorter-term bonds and bonds approaching their call dates while favoring bonds with later call dates and non-callable issues.

Looking ahead, we are committed to our current strategies, including a bias to the A/BBB rating tiers. We believe that economic recovery will continue to be slow, limiting fears of renewed inflation. In this environment, we favor bonds with longer call dates, as they are much less likely to be called away. Volatility appears poised to increase following ratings recalibrations by some rating agencies earlier this year. We are alert to opportunities that these changes might provide. We will try to take advantage of price declines if our credit analysis determines that these credits offer more attractive long-term value than lowered ratings might suggest.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Fund Profile – Columbia Massachusetts Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 6.51% without sales charge. Class Z shares returned 6.77%.

■  The fund trailed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, while outperforming the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund had more exposure than the index to AA rated3 securities, which underperformed lower rated investment-grade debt.

Portfolio Management

Brian M. McGreevy has managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investment does not remove market risk.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/10

+6.51%

Class A shares (without sales charge)

+7.35%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Performance Information – Columbia Massachusetts Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/00 – 10/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/00 – 10/31/10 ($)

Sales charge	without	with
Class A	15,378	14,645
Class B	14,319	14,319
Class C	14,720	14,720
Class T	15,508	14,768
Class Z	15,751	n/a

Average annual total return as of 10/31/10 (%)

Share class	A		B		C		T		Z
Inception	12/09/02		12/09/02		12/09/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
1-year	6.51	3.01	5.72	2.72	6.09	5.09	6.62	1.54	6.77
5-year	4.47	3.79	3.70	3.70	4.06	4.06	4.58	3.57	4.74
10-year	4.40	3.89	3.66	3.66	3.94	3.94	4.49	3.98	4.65

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year and 5-year periods), 4.75% for Class A shares (for the 10-year period) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Massachusetts Intermediate Municipal Bond Fund, the predecessor to the fund and a series of The Galaxy Fund (the "Galaxy Massachusetts Fund"), for periods prior to December 9, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the fund. The returns shown for Class B and Class C shares also include the returns of Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy Massachusetts Fund. Retail A share returns include returns of the BKB shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to December 9, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Understanding Your Expenses – Columbia Massachusetts Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/10 – 10/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.30	1,021.17	4.11	4.08	0.80
Class B	1,000.00	1,000.00	1,032.40	1,017.39	7.94	7.88	1.55
Class C	1,000.00	1,000.00	1,034.20	1,019.16	6.15	6.11	1.20
Class T	1,000.00	1,000.00	1,036.80	1,021.68	3.59	3.57	0.70
Class Z	1,000.00	1,000.00	1,037.60	1,022.43	2.82	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Massachusetts Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/10 ($)

Class A	10.95
Class B	10.95
Class C	10.95
Class T	10.95
Class Z	10.95

Distributions declared per share

11/01/09 – 10/31/10 ($)

Class A	0.34
Class B	0.26
Class C	0.30
Class T	0.35
Class Z	0.37

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/10 (%)

Class A	1.50
Class B	0.82
Class C	1.17
Class T	1.59
Class Z	1.82

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable-equivalent SEC yields

as of 10/31/10 (%)

Class A	2.43
Class B	1.34
Class C	1.90
Class T	2.58
Class Z	2.96

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0% and a Massachusetts state income tax rate of 5.3%. These tax rates do not reflect the phase out of exemptions of the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 6.51% without sales charge. Class Z shares returned 6.77%. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 7.35%. The fund's return surpassed the 5.98% average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification. The fund's higher quality profile hampered performance as lower rated investment-grade securities outperformed. By contrast, the fund's duration, a measure of interest rate sensitivity, was longer than the index. This positioning aided performance when interest rates declined over the period.

Quality emphasis unrewarded

The fund had slightly more exposure than the benchmark to AA rated bonds, which hampered returns as lower rated tiers of the investment-grade universe—specifically A and BBB rated securities—outperformed during a period of strong demand for higher yields in the tax-exempt universe. Similarly, the fund had no investments in tobacco bonds, most of which carried lower BBB ratings, and this lack of exposure hurt results when the sector outperformed. In addition, the portfolio's shorter duration positioning in pre-refunded securities also caused some underperformance as longer maturities produced superior returns. Pre-refunding shortens maturities while raising credit quality. The fund's exposure to shorter-maturity, general obligation bonds of local communities also held back results.

Longer duration supported results

During a time when interest rates fell across the yield curve, longer-maturity securities delivered superior results. Against that backdrop, the fund's longer-duration positioning, compared to the Barclays index, proved advantageous, as did an emphasis on securities with superior call protection, which reduces the risk that higher-yielding bonds will be called back by issuers before their maturity dates. An overweight in bonds from the hospital and education sectors, two groups that outperformed, also aided the fund's results.

Portfolio activity

During the course of the year, we increased investments in education bonds with A and BBB ratings, purchasing securities of private universities, including Boston, Suffolk and Brandeis. To guard against the potential that high tuition costs and heavy debt loads could pressure the education sector, we emphasized higher rated securities of institutions with strong market reputations. We also added a Virgin Island issue, which carried a BBB rating. The fund's overall duration positioning did not change materially, as new investments in longer-maturity bonds offset the natural shortening of portfolio duration that occurs over time.

Portfolio Manager's Report (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

Slow growth outlook

The Massachusetts economy has been expanding faster than the overall national economy. However, the pace of the expansion has been slow and we expect continued weak growth, with low inflation, in the months ahead. Technology, education and health services institutions are leading the Commonwealth's job growth, which faces challenges because of weakness in the housing sector, cutbacks by financial services employers and reduced spending by the Commonwealth and local governments due to budget constraints. We plan to decrease exposure to very short duration investments and lengthen the portfolio's duration to take advantage of opportunities, particularly in A rated securities, as the yield difference between higher and lower rated securities narrows.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 10/31/10 (%)

Tax-Backed	37.4
Education	19.6
Utilities	10.5
Health Care	8.9
Refunded/Escrowed	7.8

Maturity breakdown

as of 10/31/10 (%)

0-1 year	4.5
1-3 years	12.1
3-5 years	14.2
5-7 years	12.6
7-10 years	24.5
10-15 years	26.1
15-20 years	1.6
20-25 years	0.7
25+ years	0.6
Net Cash & Equivalents	3.1

Quality breakdown

as of 10/31/10 (%)

AAA	19.8
AA	57.7
A	16.5
BBB	4.2
Non-Rated	1.8

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia New Jersey Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/10

+6.29%

Class A shares (without sales charge)

+7.35%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Summary

■  For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 6.29% without sales charge. Class Z shares returned 6.55%.

■  The fund trailed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 but outdistanced the average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  Longer duration relative to the benchmark and solid call protection were sources of positive performance, while holdings of state-backed debt lagged.

Portfolio Management

Brian M. McGreevy has managed the fund since 1998 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

1 The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia New Jersey Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/00 – 10/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New Jersey Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/00 – 10/31/10 ($)

Sales charge	without	with
Class A	15,287	14,565
Class B	14,212	14,212
Class C	14,613	14,613
Class T	15,408	14,680
Class Z	15,650	n/a

Average annual total return as of 10/31/10 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		04/03/98		04/03/98
Sales charge	without	with	without	with	without	with	without	with	without
1-year	6.29	2.83	5.50	2.50	5.87	4.87	6.40	1.38	6.55
5-year	4.03	3.36	3.26	3.26	3.62	3.62	4.14	3.13	4.30
10-year	4.34	3.83	3.58	3.58	3.87	3.87	4.42	3.91	4.58

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year and 5-year periods), 4.75% for Class A shares (for the 10-year period) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy New Jersey Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy New Jersey Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns of Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy New Jersey Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Understanding Your Expenses – Columbia New Jersey Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/10 – 10/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.30	1,021.17	4.11	4.08	0.80
Class B	1,000.00	1,000.00	1,032.40	1,017.39	7.94	7.88	1.55
Class C	1,000.00	1,000.00	1,034.20	1,019.16	6.15	6.11	1.20
Class T	1,000.00	1,000.00	1,036.80	1,021.68	3.59	3.57	0.70
Class Z	1,000.00	1,000.00	1,037.60	1,022.43	2.82	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia New Jersey Intermediate Municipal Bond Fund

For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 6.29% without sales charge. Class Z shares returned 6.55%. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index returned 7.35%. The average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification was 5.98%. Longer duration relative to the benchmark and solid call protection were sources of positive performance, while holdings of state-backed debt lagged.

Supply, demand factors fueled rally in municipals

Strong demand, a constrained supply of new, tax-exempt issues and funds available from the maturing and calls of older municipal bonds combined to generate strong returns over the past 12 months. During the rally, which began in April and continued throughout the summer, investors poured money into municipal bond funds and individual issues, seeking attractive tax-exempt yields as well as a defense against possible tax hikes in 2011, when certain tax cuts are scheduled to expire. As a result, yields fell and prices rose across maturities, with the biggest boost occurring in the 7- to 15-year range. Returns were also largely inverse to credit quality, as A and Baa rated1 obligations outdistanced bonds in higher rating tiers.

However, returns in New Jersey were not as strong as in other states because of heightened credit concerns, large budget imbalances and under-funded pension issues. While credit spreads for lower-rated issues tightened in most markets, quality spreads in New Jersey did not change much, which led to weaker results versus the national market. The state was placed on negative outlook by Moody's in September. Atlantic City and Trenton were both downgraded over the period.

Although new municipal issuance has been vigorous, taxable Build America Bonds (BAB) absorbed about 25% of new issues, reducing the supply of new tax-exempt bonds and exerting further upward pressure on prices. The BABs Program gives municipalities a federal subsidy for issuing taxable debt.

Fund positioning aided performance

By positioning the fund with a longer duration, or sensitivity to interest rate changes, relative to the index, we enhanced performance because falling rates had a more positive price impact on longer-term issues than on short-term bonds. In addition, the fund held more bonds with call dates well into the future, reducing the risk of near-term calls and maintaining the potential for higher tax-exempt yields. We cut back on tobacco-related bonds after enjoying solid returns during the time the fund held them. Local general obligation issues did well, thanks to their longer maturities and call dates, but general obligations and credits tied to state appropriations sagged under the weight of persistent credit concerns. Results also benefited from the fund's above-index exposure to bonds rated single A, which generated stronger returns than those in the AA and AAA categories. New Jersey's A rated holdings fell behind similar issues

1 The credit quality ratings represent those of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investment does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/10 ($)

Class A	10.41
Class B	10.41
Class C	10.41
Class T	10.41
Class Z	10.41

Distributions declared per share

11/01/09 – 10/31/10 ($)

Class A	0.33
Class B	0.25
Class C	0.29
Class T	0.34
Class Z	0.35

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/10 (%)

Class A	1.68
Class B	1.02
Class C	1.36
Class T	1.77
Class Z	2.01

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable-equivalent SEC yields

as of 10/31/10 (%)

Class A	2.83
Class B	1.72
Class C	2.31
Class T	3.00
Class Z	3.40

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0% and a New Jersey state income tax rate of 8.97%. These tax rates do not reflect the phase out of exemptions of the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Portfolio Manager's Report (continued) – Columbia New Jersey Intermediate Municipal Bond Fund

Top 5 sectors

as of 10/31/10 (%)

Tax-Backed	55.9
Utilities	9.4
Refunded/Escrowed	7.4
Transportation	6.4
Education	6.0

Maturity breakdown

as of 10/31/10 (%)

0-1 year	2.5
1-3 years	8.6
3-5 years	12.5
5-7 years	13.3
7-10 years	33.1
10-15 years	15.0
15-20 years	8.7
20-25 years	1.0
Net Cash & Equivalents	5.3

Quality breakdown

as of 10/31/10 (%)

AAA	18.6
AA	55.5
A	18.0
BBB	5.8
B	0.5
Non-Rated	1.6

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

nationwide. We maintained a neutral stance in the laggard hospital sector, and despite low valuations, we have not found suitable opportunities for further investment due to the state's fiscal woes. The market penalized two formerly insured bonds that have no underlying ratings. However, based on our analysis, we believe these credits are on par with investment-grade issues.

Over the period, we cut back on bonds with very short maturities or nearby call dates and increased exposure within the four- to 10-year maturity range. Additions included local general obligations and school bonds, as well as water bonds and student loan-backed issues.

New Jersey faces long-term challenges

New Jersey's bonds did not participate fully in the municipal market rally, as budget challenges continued to pressure issues at the state and local levels. The new governor has cut billions from spending plans, and tax revenues now align better with expected outlays. Nevertheless, ratings companies have downgraded the state's debt along with issues of some of its major cities. There are modest signs of growth among private employers but unemployment, at more than 9%, still tracks the national experience. Population growth is below the national average, and retirees continue to move out. Given New Jersey's fiscal and demographic challenges, we expect its economy to lag the nation's in the years ahead.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia New York Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 6.59% without sales charge. Class Z shares returned 6.85%.

■  The fund trailed its benchmarks, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 and the Barclays Capital New York 3-15 Year Blend Municipal Bond Index2, and outperformed the average return of funds in its peer group, the Lipper New York Intermediate Municipal Debt Funds Classification.3

■  The fund benefited from an overweight in bonds in the six- to eight-year maturity range and from its bias toward bonds rated single A.4 Holdings in the AAA sector hurt comparative performance.

Portfolio Management

Brian M. McGreevy has managed the fund since 1998 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

1 The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2 The Barclays Capital New York 3-15 Year Blend Municipal Bond Index tracks the investment grade bonds issues from the state of New York and its municipalities.

3 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

4 The credit quality ratings represent those of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investment does not remove market risk.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/10

+6.59%

Class A shares (without sales charge)

+7.35%

Barclays Capital 3-15 Year Blend Municipal Bond Index

+7.46%

Barclays Capital New York 3-15 Year Blend Municipal Bond Index

Performance Information – Columbia New York Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/00 – 10/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/00 – 10/31/10 ($)

Sales charge	without	with
Class A	15,612	14,868
Class B	14,537	14,537
Class C	14,949	14,949
Class T	15,736	14,986
Class Z	15,993	n/a

Average annual total return as of 10/31/10 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		12/31/91		12/31/91
Sales charge	without	with	without	with	without	with	without	with	without
1-year	6.59	3.08	5.80	2.80	6.16	5.16	6.69	1.60	6.85
5-year	4.34	3.65	3.56	3.56	3.92	3.92	4.45	3.43	4.60
10-year	4.56	4.05	3.81	3.81	4.10	4.10	4.64	4.13	4.81

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year and 5-year periods), 4.75% for Class A shares (for the 10-year period) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy New York Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy New York Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy New York Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Understanding Your Expenses – Columbia New York Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/10 – 10/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,034.60	1,021.17	4.10	4.08	0.80
Class B	1,000.00	1,000.00	1,030.70	1,017.39	7.93	7.88	1.55
Class C	1,000.00	1,000.00	1,032.50	1,019.16	6.15	6.11	1.20
Class T	1,000.00	1,000.00	1,035.10	1,021.68	3.59	3.57	0.70
Class Z	1,000.00	1,000.00	1,035.90	1,022.43	2.82	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia New York Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/10 ($)

Class A	12.14
Class B	12.14
Class C	12.14
Class T	12.14
Class Z	12.14

Distributions declared per share

11/01/09 – 10/31/10 ($)

Class A	0.38
Class B	0.29
Class C	0.34
Class T	0.40
Class Z	0.41

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/10 (%)

Class A	1.72
Class B	1.06
Class C	1.40
Class T	1.81
Class Z	2.05

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable-equivalent SEC yields

as of 10/31/10 (%)

Class A	2.90
Class B	1.79
Class C	2.37
Class T	3.06
Class Z	3.47

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0% and a New York state income tax rate of 8.97%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 6.59% without sales charge. Class Z shares returned 6.85%. The fund's benchmarks, the Barclays Capital 3-15 Year Blend Municipal Bond Index and the Barclays Capital New York 3-15 Year Blend Municipal Bond Index, returned 7.35% and 7.46% respectively. The average return of competing funds in the Lipper New York Intermediate Municipal Debt Funds Classification was 5.99%.

Supply, demand factors fueled rally in municipals

Strong demand, a constrained supply of new, tax-exempt issues and funds available from the maturing and calls of older municipal bonds combined to generate strong returns over the past 12 months. During the rally, which began in April and continued throughout the summer, investors poured money into municipal bond funds and individual issues, seeking attractive tax-exempt yields as well as a defense against possible tax hikes in 2011, when certain tax cuts are scheduled to expire. As a result, yields fell and prices rose across maturities, with the biggest boost occurring in the 7- to 15-year range. Returns were also largely inverse to credit quality, as A and Baa rated obligations outdistanced bonds in higher rating tiers. Although new issuance has been vigorous, taxable Build America Bonds (BABs) absorbed about 25% of new issues, reducing the supply of new tax-exempt bonds and exerting further upward pressure on prices. The BABs Program gives municipalities a federal subsidy for issuing taxable debt.

Hospital bonds led, education lagged

The fund's best results came from the strong-performing hospital sector, where it had more exposure than its benchmarks. Results lagged in the education sector, however, because the fund's holdings had shorter maturities than benchmark holdings. Returns for the local general obligation bonds sector were a positive contributor to performance, while water and sewer bonds lagged due to their shorter maturities versus the indices.

Expanding exposure to longer-term and A rated issues

We have been adding bonds maturing in 8 to 15 years in the hospital and transportation areas as well as among local general obligations. Our focus has also been on single A issues because of their yield advantage over higher-rated bonds; we believe the added yield adequately compensates the fund for their higher risk. The majority of these bonds also offer eight to ten years of call protection.

Looking ahead

We anticipate that interest rates will remain low and inflation subdued. Against that background, we plan to continue our current approach of keeping portfolio maturities slightly longer than those in the index and the peer group. We will also maintain our strategy of keeping call risk low. By emphasizing issues with longer call dates, we hope to maintain the current level of tax-exempt interest without losing attractive bonds because

Portfolio Manager's Report (continued) – Columbia New York Intermediate Municipal Bond Fund

they have been called. When bonds are called in a low-interest rate environment, the fund may have to invest call proceeds at reduced yields.

Budget gap overhangs New York's economy

Strong stock markets early in 2010 boosted New York's economy by increasing income tax and other revenue streams. State unemployment is also below the national level. But chronic deficits made grim headlines beginning in April, when the budget was delayed. New York now faces a shortfall of around $8 billion in the upcoming fiscal year. Changing federal regulations of the financial industry, one of the state's largest employers, will remain a concern to investors and could dampen hiring and growth prospects on Wall Street.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 10/31/10 (%)

Tax-Backed	40.7
Transportation	9.8
Education	9.6
Refunded/Escrowed	9.2
Pool/Bond Bank	7.9

Maturity breakdown

as of 10/31/10 (%)

0-1 year	1.3
1-3 years	11.2
3-5 years	12.6
5-7 years	11.4
7-10 years	16.3
10-15 years	34.3
15-20 years	10.9
20-25 years	0.6
Net Cash & Equivalents	1.4

Quality breakdown

as of 10/31/10 (%)

AAA	21.1
AA	51.3
A	21.7
BBB	4.4
BB	0.7
Non-Rated	0.8

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Rhode Island Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/10

+5.76%

Class A shares (without sales charge)

+7.35%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Summary

■  For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 5.76% without sales charge. Class Z shares returned 6.02%.

■  The fund lagged its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, but performed generally in line with the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  Local government, general obligation securities in Rhode Island underperformed their counterparts throughout the nation and the fund's exposure to this group tended to hold back results relative to the benchmark, which is national in scope. The fund's large allocation to education bonds aided performance.

Portfolio Management

Brian M. McGreevy has managed the fund since 1998 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

1 The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia Rhode Island Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 11/01/00 – 10/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Rhode Island Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charged of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/00 – 10/31/10 ($)

Sales charge	without	with
Class A	15,297	14,566
Class B	14,203	14,203
Class C	14,603	14,603
Class T	15,602	14,856
Class Z	15,608	n/a

Average annual total return as of 10/31/10 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		12/20/94		06/19/00
Sales charge	without	with	without	with	without	with	without	with	without
1-year	5.76	2.35	4.97	1.97	5.33	4.33	6.02	0.94	6.02
5-year	4.03	3.33	3.26	3.26	3.61	3.61	4.29	3.28	4.29
10-year	4.34	3.83	3.57	3.57	3.86	3.86	4.55	4.04	4.55

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year and 5-year periods), 4.75% for Class A shares (for the 10-year period) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Rhode Island Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy Rhode Island Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy Rhode Island Fund. The returns for Class Z shares include the returns of Retail A shares of the Galaxy Rhode Island Fund for periods prior to June 19, 2000, the date on which Trust shares were initially offered by the Galaxy Rhode Island Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Understanding Your Expenses – Columbia Rhode Island Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/10 – 10/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,034.40	1,021.17	4.10	4.08	0.80
Class B	1,000.00	1,000.00	1,030.50	1,017.39	7.93	7.88	1.55
Class C	1,000.00	1,000.00	1,032.30	1,019.16	6.15	6.11	1.20
Class T	1,000.00	1,000.00	1,035.70	1,022.43	2.82	2.80	0.55
Class Z	1,000.00	1,000.00	1,035.70	1,022.43	2.82	2.80	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Rhode Island Intermediate Municipal Bond Fund

For the 12-month period that ended October 31, 2010, the fund's Class A shares returned 5.76% without sales charge. Class Z shares returned 6.02%. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 7.35%. The fund performed generally in line with the 5.98% average return of the funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification. The fund's exposure to local government, general obligation securities held back performance relative to the Barclays benchmark, as local-government obligations of Rhode Island communities tended to underperform their peers in other states. A heavy weight in education bonds helped the fund's relative performance.

Sluggish economy affected Rhode Island municipals

A weak state economy with high unemployment and concerns over credit quality kept municipal spreads—the yield difference between lower-rated and higher-rated securities—wider in Rhode Island than on the national scene. One Rhode Island community was taken over by a state financial control board and the financial conditions of several other communities remained under stress. These financial problems raised the possibility that credit ratings issued by Rhode Island communities could be downgraded. Given this backdrop, local general obligation securities performed relatively poorly and the fund's exposure to the group held back results relative to the national benchmark. The fund's exposure to municipals rated between AA3 and BBB11, which generated relatively weak returns for the fund versus the index, was also greater than the national index and detracted from returns. The fund's slightly greater exposure to pre-refunded securities held back performance when longer maturities outperformed. Pre-refunding shortens maturities while raising credit quality.

Education exposure helped

The fund's heavy emphasis on education bonds—more than 20% of net assets—provided a boost to results. Exposure to school bonds allowed the fund to diversify away from the issues and credit risks surrounding local cities and towns in Rhode Island.

Increased focus on longer call protection

The fund increased its investments in bonds with 8- to 12-year maturities and with greater call protection during the period, while decreasing exposure to very short callable bonds. Bonds with longer call protection help protect against the risk that higher-yielding securities will be called back by their issuers before their maturity dates. The fund added to its relatively small weight in hospital bonds and also to education holdings while investing in one additional general obligation issue that we believed represented a solid credit. The fund has maintained an overweight in pre-refunded bonds, which we believe provides added liquidity to help offset some of the bonds in the state that trade poorly. While pre-refunded securities offer lower yields, they provide higher quality and shorter maturities.

1 The credit quality ratings represent those of one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investment does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/10 ($)

Class A	11.37
Class B	11.37
Class C	11.37
Class T	11.37
Class Z	11.37

Distributions declared per share

11/01/09 – 10/31/10 ($)

Class A	0.39
Class B	0.31
Class C	0.35
Class T	0.42
Class Z	0.42

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/10 (%)

Class A	2.03
Class B	1.38
Class C	1.73
Class T	2.27
Class Z	2.38

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable-equivalent SEC yields

as of 10/31/10 (%)

Class A	3.46
Class B	2.36
Class C	2.95
Class T	3.87
Class Z	4.06

Taxable-equivalent SEC yields are calculated assuming a federal income tax rate of 35.0% and a Rhode Island state income tax rate of 9.9%. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Portfolio Manager's Report (continued) – Columbia Rhode Island Intermediate Municipal Bond Fund

Top 5 sectors

as of 10/31/10 (%)

Tax-Backed	37.0
Education	24.8
Refunded/Escrowed	8.6
Transportation	7.6
Utilities	5.3

Maturity breakdown

as of 10/31/10 (%)

1-3 years	9.4
3-5 years	10.7
5-7 years	15.3
7-10 years	17.5
10-15 years	32.5
15-20 years	12.8
Net Cash & Equivalents	1.8

Quality breakdown

as of 10/31/10 (%)

AAA	6.2
AA	56.6
A	28.2
BB	0.3
Non-Rated	8.7

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor's or Moody's Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund's investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Looking ahead

Going forward, we plan to continue to monitor the overall credit conditions in Rhode Island carefully. We expect economic stresses to continue, given the state's high unemployment rate and weak housing market. Moreover, commercial building remains weak and vacancy rates continue to be high. However, we also think the Rhode Island economy has started to improve, with gains in the construction and hospitality industries offsetting some of the effects of budget cutbacks by state and local governments. Rhode Island continues to evolve slowly from a reliance on textile and jewelry manufacturing jobs to new opportunities in pharmaceuticals and medical equipment. However, the transition requires a change in the skill sets of employees, which presents a challenge to the state.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Investment Portfolio – Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds – 98.6%
	Par ($)	Value ($)
Education – 10.1%
Education – 8.1%
CT Health & Educational Facilities Authority
Connecticut College: Series 2002 E, Insured: NPFGC 5.250% 07/01/22	400,000	422,144
Series 2007 F, Insured: NPFGC 4.125% 07/01/24	1,505,000	1,529,968
Series 2008 N: 5.000% 07/01/18	2,120,000	2,444,657
5.000% 07/01/22	2,500,000	2,736,200
Quinnipiac University: Series 2007 I, Insured: NPFGC: 5.000% 07/01/19	2,000,000	2,227,380
5.000% 07/01/22	2,000,000	2,149,940
Series 2007 K2, Insured: NPFGC 5.000% 07/01/28	2,000,000	2,109,260
Trinity College: Series 1998 F, Insured: NPFGC 5.500% 07/01/21	500,000	594,080
Series 2004 H, Insured: NPFGC 5.000% 07/01/25	540,000	563,414
Yale University, Series 1997 T-1, 4.700% 07/01/29	4,800,000	5,153,472
Education Total		19,930,515
Prep School – 2.0%
CT Health & Educational Facilities Authority
Greenwich Academy, Inc., Series 2007 E, Insured: AGMC 5.250% 03/01/26	2,000,000	2,341,160
Loomis Chaffee School, Series 2005 F, Insured: AMBAC 5.250% 07/01/27	1,670,000	1,994,464
Miss Porter's School, Series 2006 B, Insured: AMBAC 4.500% 07/01/29	600,000	615,366
Prep School Total		4,950,990
Education Total		24,881,505

	Par ($)	Value ($)
Health Care – 5.4%
Continuing Care Retirement – 0.6%
CT Development Authority
Elim Park Baptist, Inc., Series 2003, 5.750% 12/01/23	1,500,000	1,510,815
Continuing Care Retirement Total		1,510,815
Hospitals – 4.1%
CT Health & Educational Facilities Authority
Ascension Health Credit Group, Series 1999 B, 3.500% 11/15/29 (02/01/12) (a)(b)	820,000	845,486
Catholic Health East, Series 2010, 4.750% 11/15/29	3,420,000	3,488,400
Hospital for Special Care, Series 2007 C, Insured: RAD: 5.250% 07/01/20	1,235,000	1,270,580
5.250% 07/01/27	750,000	734,453
Middlesex Hospital: Series 1997 H, Insured: NPFGC 5.000% 07/01/12	1,060,000	1,062,406
Series 2006 M, Insured: AGMC 4.875% 07/01/27	500,000	521,580
William W. Backus Hospital, Series 2005 G, Insured: AGMC 5.000% 07/01/24	2,060,000	2,184,733
Hospitals Total		10,107,638
Intermediate Care Facilities – 0.1%
CT Health & Educational Facilities Authority
Village for Families & Children, Inc., Series 2002 A, Insured: AMBAC 5.000% 07/01/23	260,000	258,895
Intermediate Care Facilities Total		258,895
Nursing Homes – 0.6%
CT Development Authority
Alzheimer's Resources Center, Inc., Series 2007: 5.200% 08/15/17	1,080,000	1,068,984
5.400% 08/15/21	500,000	473,345
Nursing Homes Total		1,542,329
Health Care Total		13,419,677

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Housing – 7.9%
Multi-Family – 1.4%
CT Bridgeport Housing Authority
Series 2009: 5.000% 06/01/22	1,035,000	1,075,065
5.000% 06/01/23	1,085,000	1,121,716
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008, 5.000% 12/01/13	1,300,000	1,413,789
Multi-Family Total		3,610,570
Single-Family – 6.5%
CT Housing Finance Authority
Housing Mortgage Finance Program, Series 2003 D, 4.400% 11/15/15	2,000,000	2,064,120
Mortgage Finance Program, Series 2008 B-1, 4.750% 11/15/23	3,000,000	3,219,420
Series 2003 C-1, 4.850% 11/15/23	4,000,000	4,180,840
Series 2005 D-1, 4.100% 05/15/17	2,200,000	2,307,932
Series 2009, 4.550% 11/15/24	4,000,000	4,232,040
Single-Family Total		16,004,352
Housing Total		19,614,922
Industrials – 0.4%
Manufacturing – 0.4%
CT Development Authority
Series 1993, GTY AGMT: Ethan Allen, Inc. 7.500% 06/01/11	905,000	914,168
Manufacturing Total		914,168
Industrials Total		914,168
Other – 12.1%
Pool/Bond Bank – 3.3%
CT State
Series 2003: 5.000% 10/01/12	1,000,000	1,086,980
5.000% 10/01/15	1,000,000	1,180,830
5.000% 10/01/19	4,290,000	4,752,805
Series 2009 C, 5.000% 10/01/18	1,000,000	1,205,350
Pool/Bond Bank Total		8,225,965

	Par ($)	Value ($)
Refunded/Escrowed (c) – 8.8%
CT Clean Water Fund
Series 1993, Escrowed to Maturity, 6.000% 10/01/12	810,000	856,097
CT Easton
Series 2001, Pre-refunded 10/15/11, 4.750% 10/15/21	855,000	891,714
CT Fairfield
Series 2002 A, Pre-refunded 04/01/12, 5.000% 04/01/22	2,200,000	2,343,374
CT Farmington
Series 2002, Pre-refunded 09/15/12, 5.000% 09/15/19	820,000	897,310
CT Hartford County Metropolitan District
Series 2002, Pre-refunded 05/15/12, 5.000% 04/01/19	1,205,000	1,296,773
CT Health & Educational Facilities Authority
Trinity College, Series 2001 G, Pre-refunded 07/01/11, Insured: AMBAC 5.500% 07/01/15	2,825,000	2,951,362
CT New Haven
Series 2002 B, Escrowed to Maturity, Insured: FGIC 5.375% 11/01/12	5,000	5,492
Series 2002 C: Escrowed to Maturity, Insured: NPFGC 5.000% 11/01/18	15,000	16,406
Pre-refunded 11/01/12, Insured: NPFGC 5.000% 11/01/18	1,985,000	2,178,180
Series 2003 A, Pre-refunded 11/01/13, Insured: FGIC 5.250% 11/01/16	170,000	194,686
CT Seymour
Series 2001 B, Pre-refunded 08/01/11, Insured: NPFGC 5.250% 08/01/15	1,100,000	1,141,635

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CT Stamford
Series 2002, Pre-refunded 08/15/12, 5.000% 08/15/19	1,000,000	1,082,270
CT State
Series 1993 E, Escrowed to Maturity, 6.000% 03/15/12	25,000	26,947
Series 2003 F, Pre-refunded 10/15/13, Insured: NPFGC 5.250% 10/15/20	3,670,000	4,160,936
CT University of Connecticut
Series 2002 A, Pre-refunded 04/01/12, 5.375% 04/01/13	1,000,000	1,071,520
Student Fee, Series 2002 A, Pre-refunded 04/01/12, 5.250% 05/15/14	1,185,000	1,274,373
CT Westport
Series 2001, Pre-refunded 12/01/11, 5.000% 12/01/16	1,155,000	1,214,575
Refunded/Escrowed Total		21,603,650
Other Total		29,829,615
Other Revenue – 0.8%
Recreation – 0.8%
CT Development Authority
Mystic Marinelife Aquarium, Series 2007 A, LOC: Citibank N.A. 4.625% 05/01/37	2,000,000	1,877,940
Recreation Total		1,877,940
Other Revenue Total		1,877,940
Resource Recovery – 0.7%
Disposal – 0.7%
CT New Haven Solid Waste & Recycling Authority
Series 2008, 5.125% 06/01/23	1,520,000	1,667,714
Disposal Total		1,667,714
Resource Recovery Total		1,667,714
Tax-Backed – 53.7%
Local General Obligations – 25.0%
CT Bridgeport
Series 2002 A, Insured: NPFGC 5.375% 08/15/14	1,600,000	1,711,104

	Par ($)	Value ($)
Series 2004 C, Insured: NPFGC: 5.250% 08/15/17	1,500,000	1,743,810
5.500% 08/15/21	1,125,000	1,316,149
CT Danbury
Series 1995, 5.625% 02/01/13	200,000	223,262
Series 2004, Insured: NPFGC 4.750% 08/01/16	1,270,000	1,430,312
CT Darien
Series 2009 A, 5.000% 08/01/16	500,000	598,980
CT East Haven
Series 2003, Insured: NPFGC 5.000% 09/01/15	640,000	722,438
CT Fairfield
Series 2004, 4.500% 01/01/16	1,690,000	1,854,741
Series 2008: 5.000% 01/01/20	1,000,000	1,209,220
5.000% 01/01/22	500,000	606,490
CT Hartford
Series 2003, Insured: AGMC 4.750% 12/01/15	2,065,000	2,309,000
Series 2005 C, Insured: NPFGC 5.000% 09/01/19	2,085,000	2,448,478
Series 2006, Insured: AMBAC 5.000% 07/15/22	600,000	653,256
Series 2009 A, Insured: AGC 5.000% 08/15/17	695,000	824,930
CT New Britain
Series 2006, Insured: AMBAC 5.000% 04/15/17	1,165,000	1,359,240
CT New Haven
Series 2002 B, Insured: NPFGC 5.375% 11/01/12	995,000	1,081,446
Series 2003 A, Insured: NPFGC 5.250% 11/01/16	1,830,000	2,062,886
Series 2008, Insured: AGMC 5.000% 11/01/18	4,260,000	5,149,573

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CT New London
Series 2003 C, Insured: AMBAC 5.000% 02/01/17	1,290,000	1,396,631
CT New Milford
Series 2004, Insured: AMBAC 5.000% 01/15/16	1,025,000	1,206,579
CT Newtown
Series 2009, 4.000% 07/01/16	750,000	853,328
Series 2010, 4.500% 07/01/20	1,500,000	1,740,210
CT North Haven
Series 2007: 4.750% 07/15/24	1,150,000	1,362,704
4.750% 07/15/25	1,150,000	1,362,256
CT Regional School District No. 15
Series 2003, Insured: NPFGC: 5.000% 02/01/15	1,105,000	1,264,474
5.000% 02/01/16	1,025,000	1,186,243
CT Ridgefield
Series 2009, 5.000% 09/15/20	2,130,000	2,597,854
Series 2010 B, 4.500% 07/15/19	1,000,000	1,174,030
CT Seymour
Series 2010 B: 4.000% 08/01/18	815,000	917,690
4.000% 08/01/20	895,000	998,158
CT Stamford
Series 2003 B: 5.250% 08/15/16	1,650,000	2,000,806
5.250% 08/15/17	1,125,000	1,378,350
Series 2009 B, 4.000% 07/01/16	2,500,000	2,854,675
CT Trumbull
Series 2009: 4.000% 09/15/20	575,000	629,648
4.000% 09/15/21	600,000	647,802
CT Watertown
Series 2005, Insured: NPFGC 5.000% 08/01/17	1,060,000	1,264,930
Series 2009 B, 5.000% 07/01/17	2,000,000	2,386,760
CT West Hartford
Series 2009, 4.000% 10/01/23	3,275,000	3,534,969

	Par ($)	Value ($)
CT Weston
Series 2004, 5.250% 07/15/15	1,300,000	1,543,711
CT Westport
Series 2003, 5.000% 08/15/18	1,200,000	1,319,448
CT Windham
Series 2004, Insured: NPFGC 5.000% 06/15/15	785,000	918,725
Local General Obligations Total		61,845,296
Special Non-Property Tax – 10.0%
CT Special Tax Obligation
Transportation Infrastructure: Series 1992 B, 6.125% 09/01/12	275,000	291,649
Series 1998 A, Insured: NPFGC 5.500% 10/01/12	3,250,000	3,552,250
Series 2003 B, Insured: NPFGC 5.000% 01/01/23	800,000	872,104
Series 2009 A, 4.500% 12/01/19	3,765,000	4,289,013
Series 2009: 4.250% 02/01/17	3,000,000	3,382,920
5.000% 02/01/19	3,450,000	4,049,713
OH Hamilton County Sales Tax
Series 2000 B, Insured: AMBAC (d) 12/01/28	3,000,000	1,219,230
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2002 E, Insured: AGMC 5.500% 07/01/17	1,870,000	2,136,138
Series 2005 BB, Insured: AGMC 5.250% 07/01/22	2,500,000	2,706,450
VI Virgin Islands Public Finance Authority
Series 2010 A, 5.000% 10/01/25	2,020,000	2,082,095
Special Non-Property Tax Total		24,581,562
Special Property Tax – 1.3%
CT Harbor Point Infrastructure Improvement District
Series 2010 A, 7.000% 04/01/22	3,000,000	3,222,060
Special Property Tax Total		3,222,060

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
State Appropriated – 4.8%
CT Health & Educational Facilities Authority
State University System, Series 2007 I, Insured: AGMC 5.250% 11/01/17	1,000,000	1,217,740
CT State
Certificates of Participation, Juvenile Training School, Series 2001, 5.250% 12/15/14	1,565,000	1,660,199
CT University of Connecticut
Series 2004 A, Insured: NPFGC 5.000% 01/15/13	2,000,000	2,194,100
Series 2006 A, Insured: NPFGC 5.000% 02/15/16	1,400,000	1,648,318
Series 2007 A, 4.000% 04/01/24	2,100,000	2,181,081
Series 2009 A, 5.000% 02/15/23	2,000,000	2,281,460
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27 (02/01/12) (a)(b)	700,000	728,602
State Appropriated Total		11,911,500
State General Obligations – 12.6%
CT Housing Finance Authority
Series 2009: 5.000% 06/15/18	1,755,000	2,081,623
5.000% 06/15/19	1,840,000	2,178,799
CT State
Series 1993 E, 6.000% 03/15/12	975,000	1,048,193
Series 2001, Insured: AGMC 5.500% 12/15/14	1,500,000	1,768,800
Series 2003 C, Insured: NPFGC 5.000% 05/01/22	1,000,000	1,079,920
Series 2003 E, Insured: NPFGC 5.000% 08/15/21	1,000,000	1,092,530
Series 2005 B, Insured: AMBAC 5.250% 06/01/20	600,000	732,054

	Par ($)	Value ($)
Series 2005 D, Insured: NPFGC 5.000% 11/15/23	4,000,000	4,455,120
Series 2006 E, 5.000% 12/15/20	3,000,000	3,433,980
Series 2008 B, 5.000% 04/15/22	5,415,000	6,218,370
Series 2009 A, 5.000% 01/01/16	5,960,000	7,013,788
State General Obligations Total		31,103,177
Tax-Backed Total		132,663,595
Utilities – 7.5%
Investor Owned – 2.4%
CT Development Authority
Pollution Control Revenue: Connecticut Light & Power Co., Series 1993 A, 5.850% 09/01/28	5,285,000	5,417,125
United Illuminating Co., Series 2009, 5.750% 06/01/26 (02/01/12) (a)(b)	500,000	519,990
Investor Owned Total		5,937,115
Joint Power Authority – 1.6%
CT Municipal Electric Energy Cooperative Power Supply Systems
Series 2006, Insured: AMBAC 5.000% 01/01/22	2,000,000	2,201,280
Series 2009 A, Insured: AGC 5.000% 01/01/17	1,525,000	1,783,564
Joint Power Authority Total		3,984,844
Municipal Electric – 1.2%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN, Insured: NPFGC 5.250% 07/01/19	285,000	325,125
Series 2010, 5.250% 07/01/24	2,400,000	2,580,696
Municipal Electric Total		2,905,821
Water & Sewer – 2.3%
CT Greater New Haven Water Pollution Control Authority
Series 2005 A, Insured: NPFGC 5.000% 11/15/30	2,500,000	2,593,475

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CT South Central Regional Water Authority
Series 2003 B, Insured: NPFGC 5.250% 08/01/29 (a)	750,000	814,178
Series 2007 A, Insured: NPFGC: 5.250% 08/01/22	1,370,000	1,613,983
5.250% 08/01/23	500,000	590,340
Water & Sewer Total		5,611,976
Utilities Total		18,439,756
Total Municipal Bonds (cost of $229,931,914)		243,308,892
Investment Companies – 0.4%
	Shares
BofA Connecticut Municipal Reserves, G-Trust Shares (7 day yield of 0.130%) (e)	398,000	398,000
Dreyfus Municipal Cash Management Plus (7 day yield of 0.120%)	692,022	692,022
Total Investment Companies (cost of $1,090,022)		1,090,022
Total Investments – 99.0% (cost of $231,021,936) (f)		244,398,914
Other Assets & Liabilities, Net – 1.0%		2,410,345
Net Assets – 100.0%		246,809,259

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Zero coupon bond.

(e)  Investments in affiliates during the year ended October 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Connecticut Municipal Reserves, G-Trust Shares (7 day yield of 0.130%)*	$2,339,181	$27,475,961	$(25,536,142)	$1,656	$–

*  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from November 1, 2009 through April 30, 2010.

(f)  Cost for federal income tax purposes is $230,992,503.

The following table summarizes the inputs used, as of October 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$–	$243,308,892	$–	$243,308,892
Investment Companies	1,090,022	–	–	1,090,022
Total Investments	$1,090,022	$243,308,892	$–	$244,398,914

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	53.7
Education	10.1
Refunded/Escrowed	8.8
Housing	7.9
Utilities	7.5
Health Care	5.4
Pool/Bond Bank	3.3
Other Revenue	0.8
Resource Recovery	0.7
Industrials	0.4
98.6
Investment Companies	0.4
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AGC	Assured Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

GTY AGMT	Guaranty Agreement

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

RAD	Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds – 98.0%
	Par ($)	Value ($)
Education – 3.2%
Education – 3.2%
CA Municipal Finance Authority
Biola University, Series 2008 A, 5.625% 10/01/23	3,000,000	3,208,890
CA University
Series 2008 A, Insured: AGMC 5.000% 11/01/22	5,000,000	5,525,350
CT Health & Educational Facilities Authority
Trinity College, Series 1998 F, Insured: NPFGC 5.500% 07/01/21	1,000,000	1,188,160
KS Development Finance Authority
Board of Regents Scientific Research, Series 2003, Insured: AMBAC 5.000% 10/01/19	2,000,000	2,192,320
KS Washburn University
Topeka Living Learning Center, Series 2004, Insured: AMBAC 5.000% 07/01/18	900,000	925,758
MA College Building Authority
Series 1994 A, 7.500% 05/01/14	500,000	568,235
MA Health & Educational Facilities Authority
Boston College, Series 2008, 5.500% 06/01/24	2,670,000	3,229,285
MO Health & Educational Facilities Authority
St. Louis University, Series 1998, 5.500% 10/01/16	1,000,000	1,207,890
Washington University, Series 2001 A, 5.500% 06/15/16	1,000,000	1,206,560
NH Health & Education Facilities Authority
Series 2009 A, 5.000% 07/01/23	8,370,000	9,235,793
NY Dormitory Authority
Mount Sinai School of Medicine, Series 2009: 5.500% 07/01/26	14,635,000	15,545,736
5.500% 07/01/27	10,675,000	11,268,957
Series 2005 B, Insured: NPFGC 5.500% 07/01/21	6,345,000	7,525,804

	Par ($)	Value ($)
St. John's University, Series 2007 C, Insured: NPFGC 5.250% 07/01/23	3,245,000	3,785,812
OH University
Series 2009 A, 5.000% 12/01/16	4,000,000	4,746,680
PA Higher Educational Facilities Authority
University of Sciences, Series 2005 A, Insured: SYNC 5.000% 11/01/16	360,000	397,638
RI Health & Educational Building Corp.
Series 2003, Insured: SYNC 5.250% 04/01/15	1,500,000	1,561,200
TX Public Finance Authority
Stephen F. Austin University, Series 2005, Insured: NPFGC 5.000% 10/15/19	2,000,000	2,189,840
TX University of Texas
Series 2004 A, 5.250% 08/15/17	2,000,000	2,419,020
Series 2006 D, 5.000% 08/15/18	1,545,000	1,803,185
Education Total		79,732,113
Education Total		79,732,113
Health Care – 8.9%
Continuing Care Retirement – 2.0%
CO Health Facilities Authority
Covenant Retirement Communities, Inc., Series 2005, 5.000% 12/01/18	1,000,000	1,013,850
FL Lakeland
Carpenters Retirement Community, Series 2008, 5.875% 01/01/19	1,875,000	1,945,594
FL Lee County Industrial Development Authority
Shell Point, Series 2007, 5.000% 11/15/22	7,650,000	7,245,468
FL Orange County Health Facilities Authority
Orlando Lutheran Towers, Series 2005, 5.000% 07/01/13	3,125,000	3,174,063

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Sarasota County Health Facilities Authority
Village on the Isle, Series 2007, 5.500% 01/01/27	4,000,000	3,830,320
IL Finance Authority
Monarch Landing, Inc., Series 2007 A: 5.500% 12/01/13 (a)	2,015,366	170,298
6.000% 12/01/17 (a)	3,288,710	277,896
Sedgebrook, Inc., Series 2007 A: 5.400% 11/15/16 (a)	2,165,000	604,035
5.875% 11/15/22 (a)	8,000,000	2,232,000
IN Health & Educational Facility Financing Authority
Baptist Homes of Indiana, Series 2005, 5.250% 11/15/25	10,640,000	10,706,606
KS Lenexa
Lakeview Village, Inc., Series 2007, 5.250% 05/15/22	2,650,000	2,492,511
KS Manhattan
Manhattan Retirement Foundation, Series 2007 A, 5.000% 05/15/24	6,000,000	5,433,660
MA Development Finance Agency
Orchard Cove, Inc., Series 2007, 5.000% 10/01/17	930,000	923,527
MO St. Louis Industrial Development Authority
St. Andrew's Resources for Seniors, Series 2007 A, 6.250% 12/01/26	7,000,000	6,812,960
TX Tarrant County Cultural Education Facilities Finance Corp.
Air Force Village, Series 2007, 5.125% 05/15/27	3,750,000	3,486,712
Continuing Care Retirement Total		50,349,500
Hospitals – 6.7%
AZ Maricopa County Industrial Development Authority
Catholic Healthcare West, Series 2007 A, 5.000% 07/01/18	3,500,000	3,803,310
CA Health Facilities Financing Authority
Catholic Healthcare West, Series 2009 F, 5.000% 07/01/27 (07/01/14) (b)(c)	3,000,000	3,281,370

	Par ($)	Value ($)
St. Joseph Health System, Series 2009 B, 5.000% 07/01/18	10,445,000	11,564,808
CO Health Facilities Authority
Catholic Health Initiatives, Series 2008 D, 5.500% 10/01/38 (11/12/15) (b)(c)	5,000,000	5,835,450
FL Highlands County Health Facilities Authority
Adventist Health/Sunbelt GP, Series 2005 A, 5.000% 11/15/20	1,000,000	1,059,310
Series 2005 A, 5.000% 11/15/22	1,000,000	1,042,470
FL Hillsborough County Industrial Development Authority
Tampa General Hospital, Series 2003 A, 5.000% 10/01/18	1,000,000	1,030,630
FL Orange County Health Facilities Authority
Series 1996 A, Insured: NPFGC 6.250% 10/01/16	1,700,000	1,930,282
FL South Broward Hospital District
Series 2003 A, Insured: NPFGC 5.250% 05/01/12	3,955,000	4,178,260
FL St. Petersburg Health Facilities Authority
All Children's Hospital, Series 2002, Insured: AMBAC: 5.500% 11/15/14	1,720,000	1,828,498
5.500% 11/15/15	1,995,000	2,108,136
5.500% 11/15/16	1,980,000	2,077,218
FL Tampa Health Systems
Catholic Health East, Series 1998 A-1, Insured: NPFGC: 5.500% 11/15/13	6,080,000	6,691,222
5.500% 11/15/14	6,000,000	6,707,340
GA DeKalb County Hospital Authority
Dekalb Medical Center, Inc., Series 2010, 6.000% 09/01/30	5,000,000	5,226,250
KS Wichita Hospital
Series 2001 III, 6.250% 11/15/18	5,000,000	5,189,500
MA Health & Educational Facilities Authority
CareGroup, Inc., Series 2008 E-2: 5.375% 07/01/20	9,720,000	10,475,147
5.375% 07/01/22	13,345,000	14,174,659

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
MI Saginaw Hospital Finance Authority
Covenant Medical Center, Series 2004 G, 5.125% 07/01/22	10,000,000	10,158,000
NC Albemarle Hospital Authority
Series 2007: 5.250% 10/01/21	3,000,000	2,877,150
5.250% 10/01/27	3,700,000	3,281,530
NH Health & Education Facilities Authority
Southern New Hampshire Medical Center, Series 2007, 5.250% 10/01/23	7,000,000	7,295,540
NY Albany Industrial Development Agency
St. Peter's Hospital, Series 2008 A: 5.250% 11/15/16	1,750,000	1,879,308
5.250% 11/15/17	1,250,000	1,338,738
NY Dormitory Authority
Long Island Jewish Medical Center, Series 2009, 5.250% 05/01/30	4,750,000	4,941,568
NY Monroe County Industrial Development Agency
Highland Hospital of Rochester, Series 2005: 5.000% 08/01/14	730,000	786,517
5.000% 08/01/15	545,000	590,382
OH Lorain County Hospital
Catholic Healthcare Partnerships, Series 2001 A: 5.625% 10/01/15	3,000,000	3,148,590
5.625% 10/01/16	3,000,000	3,146,610
OH Montgomery County
Catholic Health Initiatives, Series 2008 D, 5.250% 10/01/38 (11/12/13) (b)(c)	8,000,000	8,902,000
PA Northampton County General Purpose Authority
St. Luke's Hospital Bethlehem, Series 2008 A: 5.000% 08/15/20	3,480,000	3,653,756
5.125% 08/15/21	3,715,000	3,898,335
5.250% 08/15/22	1,965,000	2,064,547
TX Harris County Health Facilities Development Corp.
Memorial Hermann Hospital Systems, Series 1997 A, Insured: NPFGC GTY AGMT: MHS Physicians of Texas 6.000% 06/01/13	2,170,000	2,378,363

	Par ($)	Value ($)
TX Tarrant County Cultural Education Facilities Finance Corp.
Texas Health Resources, Series 2007 A, 5.000% 02/15/21	5,000,000	5,255,600
VA Augusta County Industrial Development Authority
Augusta Health Care, Inc., Series 2003, 5.250% 09/01/18	1,500,000	1,666,575
WI Health & Educational Facilities Authority
Wheaton Franciscan Healthcare, Series 2006, 5.125% 08/15/23	13,065,000	13,162,334
Hospitals Total		168,629,303
Nursing Homes – 0.2%
IA Finance Authority Health Facilities
Development Care Initiatives, Series 2006 A: 5.250% 07/01/18	2,695,000	2,553,054
5.500% 07/01/21	1,530,000	1,422,380
MN Eveleth Health Care
Series 2007, 5.000% 10/01/17	1,000,000	924,150
Nursing Homes Total		4,899,584
Health Care Total		223,878,387
Housing – 0.5%
Multi-Family – 0.3%
FL Capital Trust Agency
Atlantic Housing Foundation, Series 2008 B, 4.989% 07/15/32 (01/15/11) (b)(c)(d)	1,910,000	954,465
IL Finance Authority
DePaul University, Series 2004 A: 5.375% 10/01/17	1,000,000	1,133,400
5.375% 10/01/18	2,000,000	2,260,400
LA Housing Finance Agency
Series 2006 A, Insured: FHA 4.750% 12/01/31	1,405,000	1,408,667
NC Medical Care Commission
ARC/HDS Alamance Housing Corp., Series 2004 A, 5.500% 10/01/24	1,575,000	1,615,131
Multi-Family Total		7,372,063

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Single-Family – 0.2%
CA Department of Veteran Affairs
Series 2006, 4.500% 12/01/23	5,000,000	4,956,850
Single-Family Total		4,956,850
Housing Total		12,328,913
Industrials – 2.4%
Forest Products & Paper – 0.7%
FL Bay County Pollution Control
International Paper Co., Series 1998 A, 5.100% 09/01/12	2,375,000	2,514,745
FL Escambia County Pollution Control
International Paper Co., Series 2003 A, 4.700% 04/01/15	500,000	534,305
LA Morehouse Parish Pollution Control
International Paper Co., Series 2001 A, 5.250% 11/15/13	8,525,000	9,040,677
TX Gulf Coast Waste Disposal Authority
International Paper Co., Series 2002 A, AMT, 6.100% 08/01/24	5,750,000	5,827,510
Forest Products & Paper Total		17,917,237
Oil & Gas – 1.7%
CA Southern California Public Power Authority
Series 2007, 5.250% 11/01/22	2,500,000	2,646,250
TX Gulf Coast Waste Disposal Authority
BP Products North America, Series 2007, GTY AGMT: BP PLC 2.300% 01/01/42 (09/03/13) (b)(c)	11,415,000	11,543,533
TX Harris County Industrial Development Corp.
Deer Park Refining LP, Series 2008, 4.700% 05/01/18	12,000,000	12,791,520
TX Municipal Gas Acquisition & Supply Corp.
Series 2006 A, 5.000% 12/15/12	5,500,000	5,803,545
TX SA Energy Acquisition Public Facility Corp.
Series 2007, 5.250% 08/01/16	4,450,000	4,824,023

	Par ($)	Value ($)
TX Texas City Industrial Development Corp.
BP Pipelines N.A., Inc., Series 1990, GTY AGMT: Atlantic Richfield Co. 7.375% 10/01/20	3,000,000	3,617,160
Oil & Gas Total		41,226,031
Industrials Total		59,143,268
Other – 10.1%
Other – 0.2%
LA New Orleans Aviation Board
Series 2009 A, 6.000% 01/01/25	4,250,000	4,552,515
Other Total		4,552,515
Pool/Bond Bank – 3.0%
FL Gulf Breeze
Series 1985 C, Insured: FGIC 5.000% 12/01/15	1,000,000	1,000,640
FL Municipal Loan Council
Series 2005 A, Insured: NPFGC 5.000% 02/01/19	1,015,000	1,085,471
MA Water Pollution Abatement Trust
Series 1999 A, 6.000% 08/01/19	2,500,000	3,194,975
Series 2004 A, 5.250% 08/01/17	2,920,000	3,548,296
Series 2009, 5.000% 08/01/24	11,530,000	13,199,890
MO Environmental Improvement & Energy Resources Authority
Series 2004 B, 5.250% 01/01/18	7,470,000	9,089,944
NY Dormitory Authority
Series 2002 A, Insured: NPFGC 5.250% 10/01/12	2,420,000	2,627,176
PA Delaware Valley Regional Financing Authority
Local Government: Series 1997 B, Insured: AMBAC 5.600% 07/01/17	2,000,000	2,279,920
Series 2002: 5.500% 07/01/12	8,000,000	8,455,920
5.750% 07/01/17	2,000,000	2,254,320
VA Public School Authority
Series 2005 B, 5.250% 08/01/16	13,995,000	16,812,334

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2005, 5.000% 08/01/16	6,285,000	7,287,772
VA Resources Authority
Series 2007, 5.000% 10/01/17	3,760,000	4,519,934
Pool/Bond Bank Total		75,356,592
Refunded/Escrowed (e) – 6.6%
AL Birmingham Waterworks & Sewer Board
Series 2002 B, Pre-refunded 01/01/13, Insured: NPFGC 5.000% 01/01/37	15,000,000	16,418,700
AZ School Facilities Board
Certificates of Participation, Series 2003 A, Pre-refunded 03/01/13, Insured: NPFGC 5.250% 09/01/14	10,000,000	11,070,900
CA San Joaquin Hills Transportation Corridor Agency
Series 1993, Escrowed to maturity, (f) 01/01/25	22,405,000	13,759,358
CO Northwest Parkway Public Highway Authority
Series 2001 C, Pre-refunded 06/15/16, Insured: AMBAC 06/15/21 (06/15/11) (b)(c)(g) (5.700% 06/15/11)	4,000,000	4,617,840
FL Orange County Health Facilities Authority
Orlando Regional Health Care System, Series 1996 A, Escrowed to Maturity, Insured: NPFGC 6.250% 10/01/16	4,705,000	5,677,288
FL Orlando Utilities Commission Water & Electric
Series 1989 D, Escrowed to Maturity, 6.750% 10/01/17	1,800,000	2,129,328
FL South Broward Hospital District
Series 2002, Pre-refunded 05/01/12, 5.600% 05/01/27	4,000,000	4,341,280
IL Chicago Housing Authority
Capital Program, Series 2001: Escrowed to Maturity, 5.250% 07/01/12	5,975,000	6,455,390
Pre-refunded 07/01/12, 5.375% 07/01/13	5,000,000	5,412,400

	Par ($)	Value ($)
IL Kendall & Kane Counties Community Unit School District No. 115
Series 2002, Escrowed to Maturity, Insured: FGIC (f) 01/01/17	600,000	525,810
IL State
Series 2002, Pre-refunded 12/01/12, Insured: AGMC 5.375% 12/01/13	10,000,000	11,004,200
IN Toll Road Commission
Series 1980, Escrowed to Maturity, 9.000% 01/01/15	2,240,000	2,621,987
KS Labette County Single Family Mortgage
Capital Accumulator Bonds, Series 1998 A, Escrowed to Maturity, (f) 12/01/14	2,175,000	2,048,654
MI Detroit Sewage Disposal Revenue
Series 2003 A, Pre-refunded 07/01/13, Insured: AGMC 5.000% 07/01/14	7,180,000	8,003,977
NJ Tobacco Settlement Financing Corp.
Series 2003, Pre-refunded 06/01/13, 6.750% 06/01/39	4,000,000	4,621,680
NV Clark County School District
Series 2003 D, Pre-refunded 12/15/13, Insured: NPFGC 5.000% 06/15/16	10,760,000	12,177,092
NY Metropolitan Transportation Authority
Series 1993 O, Escrowed to Maturity, 5.500% 07/01/17	3,000,000	3,696,960
OH Water Development Authority
Water Pollution Control, Series 2002, Pre-refunded 06/01/12, 5.250% 06/01/18	5,535,000	5,959,092
PA Elizabeth Forward School District
Series 1994 B, Escrowed to Maturity, Insured: NPFGC (f) 09/01/21	2,210,000	1,563,730

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Houston Area Water Corp.
Series 2002, Pre-refunded 03/01/12, Insured: FGIC 5.500% 03/01/18	3,000,000	3,200,730
TX Lower Colorado River Authority
Junior Lien, Series 1993 5th, Escrowed to Maturity, 5.375% 01/01/16	2,100,000	2,509,248
TX North Central Health Facilities Development Corp.
Presbyterian Healthcare Residential, Series 1996 B, Escrowed to Maturity, Insured: NPFGC 5.500% 06/01/16	10,000,000	11,398,600
TX University of Texas
Series 2006 D, Pre-refunded 02/15/17, 5.000% 08/15/18	8,455,000	10,093,072
TX West University Place,
Series 2002, Pre-refunded 02/01/12, 5.500% 02/01/15	795,000	845,689
WA State
Series 2002 R, Pre-refunded 01/01/12, Insured: NPFGC 5.000% 01/01/18	3,515,000	3,703,896
WI Badger Tobacco Asset Securitization Corp.
Series 2002, Pre-refunded 06/01/12, 6.000% 06/01/17	5,000,000	5,432,400
WV Hospital Finance Authority
Charleston Area Medical Center, Series 1993 A, Escrowed to Maturity, 6.500% 09/01/23	3,980,000	5,158,836
Refunded/Escrowed Total		164,448,137
Tobacco – 0.3%
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A, 4.500% 06/01/23	2,430,000	2,274,188
OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2, 5.125% 06/01/24	6,665,000	5,802,283
Tobacco Total		8,076,471
Other Total		252,433,715

	Par ($)	Value ($)
Other Revenue – 0.4%
Recreation – 0.4%
FL Board of Education
Series 2002 A, Insured: NPFGC 5.250% 07/01/18	2,675,000	2,876,508
FL Seminole Indian Tribe
Series 2007 A, 5.750% 10/01/22 (h)	2,000,000	2,039,820
OK Chickasawa Nation
Series 2007, 5.375% 12/01/17 (h)	3,750,000	4,044,750
Recreation Total		8,961,078
Other Revenue Total		8,961,078
Resource Recovery – 0.3%
Resource Recovery – 0.3%
NY Niagara County Industrial Development Agency
Series 2001 B, AMT, 5.550% 11/15/24 (11/15/13) (b)(c)	8,000,000	8,217,360
Resource Recovery Total		8,217,360
Resource Recovery Total		8,217,360
Tax-Backed – 45.8%
Local Appropriated – 2.8%
CA Orange County Public Financing Authority
Series 2005, Insured: NPFGC 5.000% 07/01/16	10,000,000	11,583,400
CA San Bernardino County
Certificates of Participation, Series 2002 A, Insured: NPFGC 5.000% 07/01/15	1,000,000	1,096,370
FL Flagler County School Board
Certificates of Participation, Series 2005 A, Insured: AGMC 5.000% 08/01/18	2,320,000	2,524,531
FL Hillsborough County School Board
Certificates of Participation, Series 1998 A, Insured: NPFGC 5.500% 07/01/14	2,000,000	2,266,340
FL Lake County School Board
Certificates of Participation, Series 2006 C, Insured: AMBAC 5.250% 06/01/18	1,500,000	1,666,185

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Miami-Dade County Public Facilities
Series 2005 B, Insured: NPFGC 5.000% 06/01/19	2,000,000	2,077,240
FL Orange County School Board
Certificates of Participation, Series 2005 A, Insured: NPFGC 5.000% 08/01/18	1,000,000	1,092,520
NC Charlotte
Certificates of Participation, Series 2003 A, 5.000% 06/01/28	11,890,000	12,315,424
NC Iredell County
Certificates of Participation, Series 2008, Insured: AGMC 5.250% 06/01/17	1,710,000	2,034,473
SC Berkeley County School District
Series 2003: 5.000% 12/01/28	7,205,000	7,372,156
5.250% 12/01/18	1,000,000	1,070,820
SC Charleston Educational Excellence Financing Corp.
Charleston County School District, Series 2005, 5.250% 12/01/24	10,000,000	10,929,200
SC Dorchester County School District No. 2
Series 2004, 5.250% 12/01/17	2,000,000	2,227,700
SC Greenville County School District
Series 2005, 5.500% 12/01/18	5,000,000	5,979,800
SC Newberry Investing in Children's Education
Series 2005, 5.250% 12/01/19	1,500,000	1,602,585
TN Metropolitan Government, Nashville & Davidson County, Health & Educational Facilities Board
Meharry Medical College, Series 1996, Insured: AMBAC 6.000% 12/01/16	3,800,000	4,323,602
Local Appropriated Total		70,162,346
Local General Obligations – 10.1%
AK Anchorage
Series 2004 B, Insured: AMBAC 5.250% 12/01/15	5,000,000	5,939,850
AZ Maricopa County Unified High School District No. 210
Series 2003, Insured: NPFGC 5.000% 07/01/15	6,300,000	7,322,175

	Par ($)	Value ($)
AZ Tucson
Series 1998, 5.500% 07/01/18	4,760,000	5,818,053
CA Los Angeles Unified School District
Series 2007 A-1, Insured: AGMC 4.500% 07/01/24	4,000,000	4,138,400
Series 2007, Insured: AGMC 5.000% 07/01/20	6,230,000	7,010,183
CA Manteca Unified School District
Series 2006, Insured: NPFGC (f) 08/01/24	5,000,000	2,235,050
CA Monrovia Unified School District
Series 2005, Insured: NPFGC 5.250% 08/01/21	5,600,000	6,382,824
CA Oakland Unified School District
Series 2009, 6.125% 08/01/29	8,000,000	8,601,760
CA San Mateo County Community College
Series 2006 A, Insured: NPFGC (f) 09/01/20	9,310,000	6,171,320
CA West Contra Costa Unified School District
Series 2005, Insured: NPFGC (f) 08/01/20	7,285,000	4,458,493
FL Reedy Creek Improvement District
Series 2004 A, Insured: NPFGC 5.000% 06/01/17	1,000,000	1,079,270
IL Chicago Board of Education
Series 1996, Insured: NPFGC 6.250% 12/01/12	2,100,000	2,325,162
Series 2005 A, Insured: AMBAC 5.500% 12/01/22	5,000,000	5,862,150
IL Chicago
Series 1999, Insured: NPFGC 5.250% 01/01/18	7,540,000	8,780,481
IL Cook County
Series 2010 A, 5.250% 11/15/22	12,000,000	13,643,280

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
IL Kendall & Kane Counties Community Unit School District No. 115
Series 2002, Insured: NPFGC (f) 01/01/17	3,050,000	2,483,035
KS Leavenworth County Unified School District No. 464
Series 2005 A, Insured: NPFGC 5.000% 09/01/19	1,030,000	1,121,474
MI Detroit City School District
Series 2002 A, Insured: FGIC 6.000% 05/01/19	2,000,000	2,369,440
Series 2003 B, Insured: FGIC 5.250% 05/01/14	6,335,000	6,875,756
NH Manchester
Series 2004, Insured: NPFGC 5.500% 06/01/19	4,450,000	5,535,177
NV Clark County
Series 2009, 5.000% 12/01/28	10,740,000	11,670,728
NY New York City
Series 2002 D, 5.625% 06/01/14	1,705,000	1,827,948
Series 2005 D, 5.000% 08/01/13	4,000,000	4,434,680
Series 2005, 5.000% 08/01/20	10,000,000	11,060,200
Series 2007 D-1, 5.000% 12/01/21	5,900,000	6,566,641
Series 2008 B-1, 5.250% 09/01/22	7,200,000	8,151,840
OH Cleveland
Series 2005, Insured: AMBAC 5.500% 10/01/16	7,710,000	9,127,098
OH Marion City School District
Series 2000, Insured: AGMC 6.500% 12/01/14	500,000	600,215
OH Mason City School District
Series 2005, Insured: NPFGC 5.250% 12/01/19	2,250,000	2,730,240
OR Yamhill County School District No. 29J Newberg
Series 2005, Insured: NPFGC 5.500% 06/15/17	2,500,000	3,017,625

	Par ($)	Value ($)
PA Westmoreland County
Series 1997, Insured: NPFGC (f) 12/01/18	1,000,000	733,990
TN Blount County Public Building Authority
Local Government Public Improvement, Series 2004 B-5-A, Insured: NPFGC 5.000% 06/01/16	1,075,000	1,148,530
TN Chattanooga
Series 2005 A, Insured: AGMC 5.000% 09/01/14	4,150,000	4,780,385
TN Lawrenceburg Public Building Authority
Series 2001 B, Insured: AGMC 5.500% 07/01/16	1,330,000	1,370,898
TN Overton County
Series 2004, Insured: NPFGC 5.000% 04/01/16	1,000,000	1,113,710
TX Aldine Independent School District
Series 2005, Guarantor: PSFG 5.250% 02/15/15	1,655,000	1,870,564
TX Barbers Hill Independent School District
Series 2003, Guarantor: PSFG 5.000% 02/15/22	1,030,000	1,106,581
TX Brownsville Independent School District
Series 2005, Guarantor: PSFG 5.000% 08/15/15	1,000,000	1,170,560
TX Brownwood Independent School District
Series 2005, Insured: NPFGC 5.250% 02/15/17	1,310,000	1,461,894
TX Conroe Independent School District
Series 2005 C, Guarantor: PSFG 5.000% 02/15/19	1,650,000	1,858,840
TX Corpus Christi
Series 2002, Insured: AGMC 5.500% 09/01/15	1,655,000	1,784,967
TX Dickinson Independent School District
Series 2006, Guarantor: PSFG 5.000% 02/15/20	2,405,000	2,701,224

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Duncanville Independent School District
Series 2005, Guarantor: PSFG (f) 02/15/22	2,000,000	1,352,160
TX El Paso
Series 2005, Insured: NPFGC 5.250% 08/15/14	2,000,000	2,305,820
TX Harris County Flood Control District
Series 2006, 4.750% 10/01/29	12,700,000	13,327,253
TX Harris County
Series 1997, 5.125% 08/15/24	13,500,000	16,086,060
TX Houston Independent School District
Series 2007, Guarantor: PSFG 4.500% 02/15/25	5,000,000	5,265,600
TX Houston
Series 2005 D, Insured: AMBAC 5.000% 03/01/17	1,000,000	1,132,560
Series 2005 E, Insured: AMBAC 5.000% 03/01/20	2,525,000	2,837,241
TX Irving
Series 2005 A, 5.000% 11/15/18	2,000,000	2,270,880
TX La Joya Independent School District
Series 2005, Guarantor: PSFG 5.000% 02/15/20	1,000,000	1,123,400
TX La Marque Independent School District
Series 2003, Guarantor: PSFG 5.000% 02/15/21	1,740,000	1,876,607
TX Laredo
Series 2005, Insured: AMBAC 5.000% 08/15/20	1,065,000	1,158,912
TX San Antonio Independent School District
Series 2001 B, Guarantor: PSFG (f) 08/15/11	3,500,000	3,487,120
TX San Benito Consolidated Independent School District
Series 2005, Guarantor: PSFG 5.000% 02/15/16	2,260,000	2,589,259
TX Sherman Independent School District
Series 2005 A, Guarantor: PSFG 5.000% 02/15/16	1,000,000	1,145,690

	Par ($)	Value ($)
TX Webb County
Series 2005, Insured: AMBAC 5.000% 02/01/17	1,600,000	1,778,592
TX West University Place,
Series 2002, 5.500% 02/01/15	645,000	680,714
TX White Settlement Independent School District
Series 2003, Guarantor: PSFG 5.375% 08/15/19	1,910,000	2,112,976
TX Williamson County
Series 2005, Insured: NPFGC 5.000% 02/15/16	1,985,000	2,260,260
WA Clark County School District No. 37
Series 2001 C, Insured: NPFGC (f) 12/01/16	1,000,000	875,010
Local General Obligations Total		252,108,805
Special Non-Property Tax – 11.0%
CA Economic Recovery
Series 2004 A, Insured: NPFGC 5.000% 07/01/15	5,000,000	5,656,400
Series 2009 A, 5.000% 07/01/20	12,500,000	14,401,125
CA Los Angeles County Metropolitan Transportation Authority
Series 2003 A, Insured: AGMC: 5.000% 07/01/17	6,280,000	6,961,757
5.000% 07/01/18	7,700,000	8,471,386
CO Department of Transportation
Series 2002 B, Insured: NPFGC: 5.500% 06/15/14	3,000,000	3,479,640
5.500% 06/15/15	1,000,000	1,188,970
FL Broward County Professional Sports Facilities
Series 2006 A, Insured: AMBAC 5.000% 09/01/18	2,500,000	2,685,450
FL Division Bond Finance Department
Series 1998, Insured: AGMC 6.000% 07/01/13	10,000,000	11,300,800
FL Hillsborough County Industrial Development Authority
Series 2002 B, Insured: AMBAC 5.500% 09/01/15	2,335,000	2,450,139

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Hurricane Catastrophe Fund Finance Corp.
Series 2008 A, 5.000% 07/01/14	15,000,000	16,263,450
FL Jacksonville Guaranteed Entitlement Improvement
Series 2002, Insured: NPFGC: 5.375% 10/01/18	3,450,000	3,677,010
5.375% 10/01/19	3,720,000	3,966,599
FL Jacksonville Sales Tax
Series 2002, Insured: NPFGC 5.375% 10/01/18	1,000,000	1,068,020
Series 2003, Insured: NPFGC 5.250% 10/01/19	1,080,000	1,152,565
FL Miami-Dade County Transit Sales Tax
Series 2006, Insured: SYNC 5.000% 07/01/19	5,040,000	5,556,449
FL Osceola County Tourist Development Tax
Series 2002 A, Insured: NPFGC 5.500% 10/01/14	1,555,000	1,668,095
FL Palm Beach County Public Improvement
Series 2004, 5.000% 08/01/17	1,000,000	1,123,660
FL Tampa Sports Authority
Series 1995, Insured: NPFGC: 5.750% 10/01/15	2,500,000	2,628,300
5.750% 10/01/20	1,000,000	1,073,610
IL Dedicated Tax Capital Appreciation
Series 1990, Insured: AMBAC (f) 12/15/17	2,540,000	1,985,696
IL State
Series 2002, Insured: NPFGC 5.500% 06/15/15	1,000,000	1,160,570
KS Wyandotte County Unified Government
Series 2005 B: 4.750% 12/01/16	640,000	682,202
5.000% 12/01/20	7,500,000	7,817,400
Series 2010, (f) 06/01/21	6,200,000	3,476,402
MA State
Series 2005 A, Insured: AGMC 5.500% 06/01/16	13,615,000	16,398,314
MD Department of Transportation
Series 2002, 5.500% 02/01/15	3,750,000	4,429,462

	Par ($)	Value ($)
MI Trunk Line
Series 1998 A, 5.500% 11/01/16	2,000,000	2,379,300
Series 2005, Insured: AGMC 5.250% 11/01/17	5,050,000	5,982,280
NJ Economic Development Authority
Series 2004: 5.375% 06/15/15	4,000,000	4,275,360
5.500% 06/15/16	5,500,000	5,900,345
NM Bernalillo County
Series 1998, 5.250% 04/01/27	3,000,000	3,577,620
NM Dona Ana County
Series 1998, Insured: AMBAC 5.500% 06/01/16	750,000	812,175
NV Sparks Tourism Improvement District No. 1
Series 2008 A, 6.500% 06/15/20 (h)	4,900,000	4,934,594
NY Metropolitan Transportation Authority
Series 2004 A, Insured: NPFGC: 5.250% 11/15/16	3,000,000	3,551,160
5.250% 11/15/17	4,000,000	4,758,440
NY Nassau County Interim Finance Authority
Series 2003 B, Insured: AMBAC 5.000% 11/15/14	5,720,000	6,409,832
NY New York City Transitional Finance Authority
Series 1998 A, 5.500% 11/15/16	1,330,000	1,453,397
Series 2004 C, 5.250% 02/01/18	3,500,000	3,911,985
Series 2007 C-1, 5.000% 11/01/20	10,300,000	11,764,042
Series 2009 A, 5.000% 05/01/27	10,430,000	11,572,294
NY Thruway Authority
Series 2005 B, Insured: AMBAC 5.500% 04/01/20	10,840,000	13,087,240
NY Urban Development Corp.
Series 2004 A, Insured: NPFGC 5.500% 03/15/20	29,450,000	35,755,834
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2005 L, Insured: CIFG 5.250% 07/01/18	2,000,000	2,246,500

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
RI Convention Center Authority
Series 2005 A, Insured: AGMC: 5.000% 05/15/21	4,000,000	4,290,720
5.000% 05/15/22	3,525,000	3,760,858
5.000% 05/15/23	4,900,000	5,210,219
TX Corpus Christi Business & Job Development Corp.
Series 2002, Insured: AMBAC: 5.500% 09/01/14	2,065,000	2,256,673
5.500% 09/01/18	1,250,000	1,361,325
TX Houston Hotel Occupancy
Series 2001 B, Insured: AMBAC: (f) 09/01/17	2,000,000	1,461,780
5.250% 09/01/19	1,195,000	1,201,310
5.250% 09/01/20	1,265,000	1,270,022
VA Peninsula Town Center Community Development Authority
Series 2007, 6.250% 09/01/24	2,375,000	2,403,643
Special Non-Property Tax Total		276,312,419
Special Property Tax – 1.3%
CT Harbor Point Infrastructure Improvement District
Series 2010 A, 7.000% 04/01/22	7,430,000	7,979,968
FL Oakmont Grove Community Development District
Series 2007 B, 5.250% 05/01/12 (a)	2,000,000	740,000
FL Parker Road Community Development District
Series 2007 B, 5.350% 05/01/15	2,000,000	1,100,000
FL Six Mile Creek Community Development District
Series 2007: 5.500% 05/01/17 (b)	1,685,000	547,625
5.650% 05/01/22	3,000,000	975,000
FL Sweetwater Creek Community Development District
Series 2007 B-1, 5.300% 05/01/17	4,445,000	2,000,250
Series 2007 B-2, 5.125% 05/01/13	2,625,000	1,181,250
FL Tolomato Community Development District
Series 2007, 6.450% 05/01/23	7,500,000	5,624,550
FL Viera East Community Development District
Series 2006, Insured: NPFGC 5.750% 05/01/19	1,910,000	2,025,498
FL Waterset North Community Development District
Series 2007 B, 6.550% 11/01/15	10,000,000	6,111,600

	Par ($)	Value ($)
MO Fenton
Tax Increment Revenue, Series 2006, 4.500% 04/01/21	895,000	889,818
NV Las Vegas Redevelopment Agency
Sub-Lien Fremont Street, Series 2003 A, 5.000% 06/15/13	3,685,000	3,880,268
Special Property Tax Total		33,055,827
State Appropriated – 9.2%
AL Public School & College Authority
Series 2009 A, 5.000% 05/01/19	10,000,000	11,807,400
AZ School Facilities Board
Series 2008, 5.500% 09/01/15	7,500,000	8,622,525
AZ State
Series 2010 A, Insured: AGMC 5.000% 10/01/18	5,000,000	5,759,350
CA Public Works Board
Series 2003 C, 5.500% 06/01/18	1,500,000	1,608,420
Series 2004 A, 5.500% 06/01/19	2,000,000	2,097,580
Series 2006 F, Insured: NPFGC 5.250% 11/01/18	4,000,000	4,424,160
CA Statewide Communities Development Authority
Series 2009, 5.000% 06/15/13	12,500,000	13,627,625
FL Department Management Services Division
Series 2003 A, Insured: AGMC 5.250% 09/01/15	1,515,000	1,747,022
Series 2005 A, Insured: AMBAC 5.000% 09/01/21	3,000,000	3,342,660
MI Building Authority
Series 2003, Insured: AGMC 5.250% 10/15/14	10,000,000	11,113,800
NJ Economic Development Authority
Series 2005 K, Insured: AMBAC: 5.250% 12/15/20	16,810,000	19,430,175
5.500% 12/15/19	2,500,000	2,935,925
NJ Transit Corp.
Certificates of Participation, Series 2002 A, Insured: AMBAC 5.500% 09/15/15	6,725,000	7,613,776

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
NJ Transportation Trust Fund Authority
Series 2001 C, Insured: AGMC 5.500% 12/15/18	2,000,000	2,389,400
Series 2003 A, Insured: AMBAC 5.500% 12/15/15	3,260,000	3,802,627
Series 2006 A, Insured: AGMC: 5.250% 12/15/22	4,000,000	4,602,560
5.500% 12/15/21	4,700,000	5,528,234
Series 2010 D, 5.250% 12/15/23	24,000,000	27,018,720
NY Dormitory Authority
Series 1993 A: 5.250% 05/15/15	5,850,000	6,663,442
Insured: AGMC 5.250% 05/15/15	4,000,000	4,556,200
Series 1995 A: Insured: AGMC 5.625% 07/01/16	500,000	560,475
Insured: AMBAC 5.625% 07/01/16	1,250,000	1,391,775
Insured: FGIC 5.625% 07/01/16	5,000,000	5,604,750
Series 2005 A: Insured: AMBAC 5.250% 05/15/18	6,000,000	6,983,640
Insured: NPFGC: 5.500% 05/15/17	10,000,000	11,856,400
5.500% 05/15/22	6,730,000	7,867,976
Series 2009 A, 5.000% 07/01/24	3,500,000	3,834,740
NY Tollway Authority
Series 2002, 5.500% 04/01/13	4,510,000	4,814,335
NY Urban Development Corp.
Series 2008 B: 5.000% 01/01/19	4,000,000	4,633,560
5.000% 01/01/20	10,460,000	11,860,803
UT Building Ownership Authority
Series 1998, Insured: AGMC 5.500% 05/15/14	5,000,000	5,734,650
WI State
Series 2009 A, 5.125% 05/01/23	14,000,000	15,725,640
State Appropriated Total		229,560,345
State General Obligations – 11.4%
CA State
Series 2002, Insured: AMBAC 6.000% 02/01/18	5,000,000	6,035,350

	Par ($)	Value ($)
Series 2003, 5.250% 11/01/18	1,000,000	1,094,410
Series 2004, 5.000% 02/01/20	750,000	804,195
Series 2007, 4.500% 08/01/26	8,000,000	7,822,800
Series 2009, 5.250% 10/01/22	25,000,000	27,119,750
FL Board of Education
Series 2005 B, 5.000% 01/01/14	17,395,000	19,515,624
Series 2005 C, 5.000% 06/01/13	11,830,000	13,078,893
FL Department of Transportation
Series 2002, 5.250% 07/01/13	7,290,000	7,897,111
HI State
Series 2008 DK, 5.000% 05/01/22	10,750,000	12,172,977
IL State
Series 2004, Insured: AMBAC 5.000% 11/01/18	10,650,000	11,140,006
MA Bay Transportation Authority
Series 1991 A, Insured: NPFGC 7.000% 03/01/21	5,750,000	7,128,333
MA State
Series 1998 C, 5.250% 08/01/17	1,775,000	2,139,905
Series 2002 D, Insured: AMBAC 5.500% 08/01/18	6,500,000	7,984,015
Series 2003 D, 5.500% 10/01/17	5,000,000	6,122,300
Series 2004 C, Insured: AGMC 5.500% 12/01/16	10,000,000	12,180,000
Series 2006, 5.000% 11/01/25	18,000,000	21,433,320
Series 2007 A, 0.862% 11/01/25 (11/01/10) (b)(c)	10,000,000	8,448,700
Series 2010 A, 0.810% 02/01/14 (11/04/10) (b)(c)	2,000,000	2,002,660
MI State
Series 2001, 5.500% 12/01/15	1,250,000	1,462,313
MS State
Series 2002 A, 5.500% 12/01/14	3,000,000	3,526,980

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
OH State
Series 2009 C, 5.000% 09/15/17	20,000,000	23,776,200
PA State
Series 2002, 5.500% 02/01/15	3,000,000	3,536,700
Series 2004: Insured: AGMC 5.375% 07/01/18	12,000,000	14,685,360
Insured: NPFGC 5.375% 07/01/16	10,000,000	12,038,900
Series 2005, 5.000% 01/01/15	5,500,000	6,357,670
PR Commonwealth of Puerto Rico
Series 1997, Insured: NPFGC 6.500% 07/01/15	4,190,000	4,820,721
Series 2001 A, 5.500% 07/01/13	6,395,000	6,938,831
Series 2006 B, 5.250% 07/01/16	5,000,000	5,507,150
WA State
Series 2002 R, Insured: NPFGC 5.000% 01/01/18	6,485,000	6,780,197
Series 2009, 5.000% 08/01/26	18,270,000	20,422,571
State General Obligations Total		283,973,942
Tax-Backed Total		1,145,173,684
Transportation – 9.9%
Air Transportation – 0.1%
TN Memphis Shelby County Airport Authority
FedEx Corp., Series 1997, 5.350% 09/01/12	3,530,000	3,742,753
Air Transportation Total		3,742,753
Airports – 2.4%
CA San Francisco City & County Airports Commission
Series 2010 A, 4.900% 05/01/29	5,000,000	5,165,450
DC District of Columbia Metropolitan WA Airports Authority
Series 2009 C, 5.250% 10/01/25	8,920,000	9,881,041
FL Miami-Dade County
Series 2010 A1, 5.500% 10/01/25	6,000,000	6,591,600

	Par ($)	Value ($)
IL Chicago O'Hare International Airport
Series 2005, Insured: NPFGC 5.250% 01/01/17	10,000,000	11,343,100
MA Port Authority
Series 2007 D, Insured: AGMC 5.000% 07/01/17	8,000,000	9,221,840
MO St. Louis Airport Revenue
Series 2007, Insured: AGMC 5.000% 07/01/21	12,150,000	13,320,166
TX Houston Airport Systems
Sub-Lien, Series 2002, Insured: AGMC 5.000% 07/01/27	5,000,000	5,074,950
Airports Total		60,598,147
Toll Facilities – 6.3%
CA San Joaquin Hills Transportation Corridor Agency
Series 1997 A, Insured: NPFGC (f) 01/15/12	7,600,000	7,174,476
CO E-470 Public Highway Authority
Series 1997 B, Insured: NPFGC (f) 09/01/12	5,525,000	5,173,831
Series 2000, Insured: NPFGC (f) 09/01/18	1,500,000	1,009,200
DC District of Columbia Metropolitan WA Airports Authority
Series 2009, Insured: AGC: (f) 10/01/24	20,980,000	10,280,200
(f) 10/01/25	7,500,000	3,446,025
(f) 10/01/26	5,000,000	2,127,250
GA Road & Tollway Authority
Series 2009 A: 5.000% 06/01/16	13,855,000	16,270,481
5.000% 06/01/19	10,000,000	11,787,600
IL Toll Highway Authority
Series 2006 A-1, Insured: AGMC 5.000% 01/01/18	2,000,000	2,269,620
KS Turnpike Authority
Series 2002, Insured: AGMC: 5.250% 09/01/15	1,855,000	2,200,308
5.250% 09/01/16	1,230,000	1,480,502

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Thruway Authority
Series 2007 B, 5.000% 04/01/19	5,000,000	5,736,850
Series 2005 F, Insured: AMBAC, 5.000% 01/01/17	6,500,000	7,240,805
NY Triborough Bridge & Tunnel Authority
Series 2008 B-1, 5.000% 11/15/25 (11/15/13) (b)(c)	21,500,000	23,811,035
Series 2008 D, 5.000% 11/15/22	10,000,000	11,256,300
OH Turnpike Commission
Series 1998 A, Insured: NPFGC 5.500% 02/15/21	2,000,000	2,403,180
PA Turnpike Commission
Series 2010 B2, 12/01/24 (5.350% 12/01/15) (g)	20,000,000	16,158,800
TX North Tollway Authority
Series 2008 A, 6.000% 01/01/22	14,000,000	15,841,840
Series 2008 E3, 5.750% 01/01/38	9,350,000	10,781,017
Toll Facilities Total		156,449,320
Transportation – 1.1%
FL Osceola County Transportation
Series 2004, Insured: NPFGC 5.000% 04/01/18	1,000,000	1,065,340
IL Chicago Transit Authority
Series 2008 A, 5.000% 06/01/16	2,500,000	2,849,950
KS Department of Transportation
Series 2004 A, 5.500% 03/01/18	11,775,000	14,526,818
NY Metropolitan Transportation Authority
Series 2007 A, Insured: AGMC: 5.000% 11/15/20	5,000,000	5,577,900
5.000% 11/15/21	3,000,000	3,307,890
Transportation Total		27,327,898
Transportation Total		248,118,118
Utilities – 16.5%
Independent Power Producers – 0.3%
CA Sacramento Power Authority
Series 2005, Insured: AMBAC 5.250% 07/01/14	6,680,000	7,236,177
Independent Power Producers Total		7,236,177

	Par ($)	Value ($)
Investor Owned – 3.2%
AR Independence County
Entergy Mississippi, Inc., Series 1999, Insured: AMBAC 4.900% 07/01/22	4,600,000	4,762,150
AZ Maricopa County Pollution Control Corp.
Arizona Public Service Co., Series 2009 D, 6.000% 05/01/29 (05/01/14) (b)(c)	10,000,000	10,788,600
CO Adams County Pollution Control
Public Service Co., Series 2005 A, Insured: NPFGC 4.375% 09/01/17	11,550,000	11,814,841
FL Hillsborough County Industrial Development Authority
Tampa Electric Co., Series 2007 B, 5.150% 09/01/25	2,000,000	2,168,520
IN Finance Authority
Indianapolis Power & Light Co., Series 2009 B, 4.900% 01/01/16	11,000,000	12,065,790
MN Becker
Northern States Power Co., Series 1993 A, 8.500% 09/01/19	11,085,000	12,542,899
NH Business Finance Authority
Series 2001 C, Insured: NPFGC 5.450% 05/01/21	1,500,000	1,577,175
TX Brazos River Authority
Texas Competitive Electric, Series 2003 D, 5.400% 10/01/29	6,100,000	4,040,701
TX Sabine River Authority
Texas Competitive Electric, Series 2001 A, 5.500% 05/01/22 (11/01/11) (b)(c)	6,775,000	6,510,640
WI Sheboygan Pollution Control
Wisconsin Power, Series 2008, Insured: FGIC 5.000% 09/01/15	5,000,000	5,651,400
WV Economic Development Authority
Pollution Control Revenue, Appalachian Power, Series 2008 C, 4.850% 05/01/19 (09/04/13) (b)(c)	6,500,000	6,937,580
Investor Owned Total		78,860,296

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Joint Power Authority – 3.4%
FL Municipal Power Agency
Series 2002, Insured: AMBAC 5.500% 10/01/21	1,850,000	1,974,450
GA Municipal Electric Authority
Series 1998 Y, Insured: AMBAC 6.400% 01/01/13	4,205,000	4,442,877
Series 2010 B, 5.000% 01/01/20	10,000,000	11,472,000
MI Public Power Agency
Series 2002 A, Insured: NPFGC 5.250% 01/01/16	1,000,000	1,155,720
NC Eastern Municipal Power Agency
Series 2008 A, Insured: AGC 5.250% 01/01/19	5,415,000	6,180,735
Series 2009 B, 5.000% 01/01/26	23,000,000	24,572,050
TX Sam Rayburn Municipal Power Agency
Series 2002: 5.500% 10/01/11	8,355,000	8,606,736
6.000% 10/01/16	3,000,000	3,154,170
UT Intermountain Power Agency
Series 2007, 5.000% 07/01/17	15,000,000	17,430,900
WA Energy Northwest Electric
Series 2002 A, Insured: NPFGC 5.500% 07/01/16	4,675,000	5,016,041
Joint Power Authority Total		84,005,679
Municipal Electric – 3.3%
CA Department of Water Resources
Series 2002 A: 6.000% 05/01/13	2,000,000	2,189,020
Insured: AMBAC 5.500% 05/01/14	6,000,000	6,515,340
Series 2008 H, 5.000% 05/01/21	12,500,000	14,050,125
FL JEA St. John's River Power Park Systems
Series 1997, Insured: NPFGC 5.000% 10/01/19	1,000,000	1,125,450
FL Kissimmee Utilities Authority Electrical System
Series 2003, Insured: AGMC 5.250% 10/01/15	2,235,000	2,457,874

	Par ($)	Value ($)
FL Orlando Utilities Commission Utility Systems
Series 2005 B, 5.000% 10/01/24	3,000,000	3,311,040
OH American Municipal Power, Inc.
Series 2008: 5.250% 02/15/20	4,060,000	4,568,759
5.250% 02/15/22	9,810,000	10,788,940
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: NPFGC 6.000% 07/01/12	3,000,000	3,231,660
Series 2002 KK, Insured: AGMC 5.500% 07/01/15	10,000,000	11,525,000
TN Metropolitan Government Nashville & Davidson County
Series 1998 B, 5.500% 05/15/13	3,000,000	3,360,000
TX Austin
Series 2002 A, Insured: AMBAC 5.500% 11/15/13	2,000,000	2,261,140
Series 2002, Insured: AGMC 5.500% 11/15/12	2,410,000	2,641,697
Subordinated Lien, Series 1998, Insured: NPFGC 5.250% 05/15/18	1,100,000	1,285,218
TX San Antonio Electric & Gas
Series 2002, 5.375% 02/01/14	2,500,000	2,854,900
Series 2005, 5.000% 02/01/18	10,000,000	11,235,100
Municipal Electric Total		83,401,263
Water & Sewer – 6.3%
CA Fresno Sewer Revenue
Series 1993 A-1, Insured: AMBAC 5.250% 09/01/19	5,000,000	5,686,750
CA Los Angeles Department of Water & Power
Series 2006 A, Insured: NPFGC 5.000% 07/01/13	10,000,000	11,077,200
CA Pico Rivera Water Authority
Series 1999 A, Insured: NPFGC 5.500% 05/01/29	3,000,000	3,312,660

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Brevard County Utilities
Series 2002, Insured: NPFGC 5.250% 03/01/14	2,000,000	2,109,840
FL Cocoa Water & Sewer
Series 2003, Insured: AMBAC 5.500% 10/01/19	1,000,000	1,198,300
FL Governmental Utility Authority
Series 2003, Insured: AMBAC 5.000% 10/01/17	1,180,000	1,254,895
FL Hollywood Water & Sewer
Series 2003, Insured: AGMC 5.000% 10/01/17	1,070,000	1,147,885
FL Miami-Dade County Water & Sewer
Series 2008 B, Insured: AGMC 5.250% 10/01/21	20,000,000	23,561,800
FL Miami-Dade County Stormwater
Series 2004, Insured: NPFGC 5.000% 04/01/24	2,445,000	2,544,120
FL Tallahassee Consolidated Utility System
Series 2001, Insured: NPFGC: 5.500% 10/01/14	1,330,000	1,537,666
5.500% 10/01/17	1,900,000	2,284,294
5.500% 10/01/18	1,000,000	1,205,210
FL Tampa Bay Water Utility Systems
Series 2005, Insured: NPFGC 5.500% 10/01/19	1,500,000	1,815,780
GA Atlanta Water & Wastewater
Series 1999 A, Insured: NPFGC 5.500% 11/01/18	15,305,000	17,844,253
KY Louisville & Jefferson County Metropolitan Sewer District
Series 2009: 5.000% 05/15/21	7,445,000	8,456,478
5.000% 05/15/22	7,825,000	8,819,479
MA Water Resource Authority
Series 1998 B, Insured: AGMC 5.500% 08/01/15	1,000,000	1,197,400
MI Sewage Disposal Revenue
Series 2003 A, Insured: AGMC 5.000% 07/01/14	2,820,000	3,022,222

	Par ($)	Value ($)
NY Municipal Water Finance Authority
Series 2002, Insured: AGMC 5.375% 06/15/16	10,000,000	10,765,300
Series 2009 EE, 5.000% 06/15/17	5,000,000	5,901,800
OH Hamilton County Sewer System
Series 2005 A, Insured: NPFGC 5.000% 12/01/15	5,535,000	6,417,556
TX Corpus Christi
Series 2005 A, Insured: AMBAC 5.000% 07/15/19	2,000,000	2,190,540
TX Dallas Waterworks & Sewer Systems
Series 2003, Insured: AGMC 5.375% 10/01/12	10,000,000	10,932,400
TX Houston Utility System
Series 2004 A, Insured: NPFGC 5.250% 05/15/24	5,000,000	5,398,250
TX Houston Water & Sewer System
Junior Lien, Series 2001 A, Insured: AGMC 5.500% 12/01/17	4,720,000	4,946,890
Series 1991 C, Insured: AMBAC (f) 12/01/11	4,000,000	3,963,640
TX McKinney
Series 2005, Insured: NPFGC 5.250% 08/15/17	1,125,000	1,283,636
TX North Harris County Regional Water Authority
Series 2008, 5.250% 12/15/20	4,415,000	5,103,873
TX Nueces River Authority
Series 2005, Insured: AGMC 5.000% 07/15/15	1,000,000	1,126,050
TX Trinity River Authority
Series 2005, Insured: NPFGC: 5.000% 02/01/17	1,000,000	1,117,910
5.000% 02/01/18	1,000,000	1,113,620
Water & Sewer Total		158,337,697
Utilities Total		411,841,112
Total Municipal Bonds (cost of $2,323,227,784)		2,449,827,748

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2010

Investment Companies – 1.2%
	Shares	Value ($)
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.130%) (i)	14,554,602	14,554,602
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.110%)	14,301,822	14,301,822
Total Investment Companies (cost of $28,856,424)		28,856,424
Total Investments – 99.2% (cost of $2,352,084,208) (j)		2,478,684,172
Other Assets & Liabilities, Net – 0.8%		20,672,502
Net Assets – 100.0%		2,499,356,674

Notes to Investment Portfolio:

(a)  The issuer is in default of certain debt covenants. Income is not being accrued. At October 31, 2010, the value of these securities amounted to $4,024,229, which represents 0.2% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2010.

(c)  Parenthetical date represents the next interest rate reset date for the security.

(d)  The issuer is in default of certain debt covenants. Income is being partially accrued. At October 31, 2010, the value of this security amounted to $954,465, which represents less than 0.1% of net assets.

(e)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(f)  Zero coupon bond.

(g)  Step bond. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(h)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities, which are not illiquid except for the following, amounted to $11,019,164, which represents 0.4% of net assets.

Security	Acquisition Date	Par	Cost	Market Value
FL Seminole Indian Tribe, Series 2007 A, 5.750% 10/01/22	09/27/07	$2,000,000	$2,057,334	$2,039,820

(i)  Investments in affiliates during the year ended October 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.130%)*	$15,716,386	$155,779,317	$(149,673,663)	$9,027	$–

*  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from November 1, 2009 through April 30, 2010.

(j)  Cost for federal income tax purposes is $2,352,084,208.

The following table summarizes the inputs used, as of October 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$–	$2,449,827,748	$–	$2,449,827,748
Total Investment Companies	28,856,424	–	–	28,856,424
Total Investments	$28,856,424	$2,449,827,748	$–	$2,478,684,172

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	45.8
Utilities	16.5
Transportation	9.9
Health Care	8.9
Refunded/Escrowed	6.6
Education	3.2
Pool/Bond Bank	3.0
Industrials	2.4
Housing	0.5
Other Revenue	0.4
Resource Recovery	0.3
Tobacco	0.3
Other	0.2
98.0
Investment Companies	1.2
Other Assets & Liabilities, Net	0.8
100.0

Acronym	Name
AGC	Assured Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

GTY AGMT	Guaranty Agreement

NPFGC	National Public Finance Guarantee Corp.

PSFG	Permanent School Fund Guarantee

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds – 96.2%
	Par ($)	Value ($)
Education – 19.6%
Education – 17.4%
MA College Building Authority
Series 2004 A, Insured: NPFGC 5.000% 05/01/16	530,000	586,037
MA Development Finance Agency
Boston College, Series 2007 P, 5.000% 07/01/20	3,260,000	3,680,898
Boston University, Series 2009 V-2, 2.875% 10/01/14	3,000,000	3,156,540
Brandeis University, Series 2010 O-2, 5.000% 10/01/24	5,000,000	5,462,150
Clark University, Series 1998, 5.250% 07/01/16	1,445,000	1,447,890
Emerson College, Series 2006: 5.000% 01/01/21	2,500,000	2,669,225
5.000% 01/01/23	1,000,000	1,054,160
Hampshire College, Series 2004, 5.150% 10/01/14	170,000	174,916
Mount Holyoke College: Series 2001, 5.500% 07/01/13	1,355,000	1,400,121
Series 2008, 5.000% 07/01/23	1,285,000	1,435,640
Wheelock College, Series 2007, 5.000% 10/01/17	1,190,000	1,253,939
Worcester Polytechnic Institute, Series 2007, Insured: NPFGC 5.000% 09/01/22	1,710,000	1,859,300
MA Health & Educational Facilities Authority
Boston College: Series 2003, 5.250% 06/01/15	1,000,000	1,102,650
Series 2008, 5.500% 06/01/24	3,000,000	3,628,410
Harvard University: Series 2000 Z, 5.500% 01/15/11	1,000,000	1,011,070
Series 2001 DD, 5.000% 07/15/35	2,500,000	2,528,225

	Par ($)	Value ($)
Massachusetts Institute of Technology: Series 2002 K: 5.250% 07/01/12	1,000,000	1,080,220
5.375% 07/01/17	2,275,000	2,791,357
5.500% 07/01/22	1,000,000	1,272,360
Series 2004 M, 5.250% 07/01/19	610,000	751,807
Northeastern University: Series 1998 G, Insured: NPFGC 5.500% 10/01/12	1,110,000	1,198,867
Series 2010 A, 5.000% 10/01/13	1,040,000	1,147,765
Simmons College, Series 2009 I, 6.750% 10/01/18	1,365,000	1,683,400
Suffolk University, Series 2009 A, 6.000% 07/01/24	2,100,000	2,330,328
Tufts University: Series 2001 I, 5.500% 02/15/36	2,000,000	2,007,640
Series 2002 J, 5.500% 08/15/16	1,500,000	1,813,965
Series 2008: 5.000% 08/15/14	1,250,000	1,433,575
5.000% 08/15/17	1,145,000	1,364,668
Wellesley College, Series 2003, 5.000% 07/01/15	610,000	674,855
Williams College, Series 2003 H, 5.000% 07/01/16	1,740,000	1,920,125
MA Industrial Finance Agency
Tufts University, Series 1998 H, Insured: NPFGC 5.500% 02/15/13	1,830,000	2,027,933
MA University of Massachusetts Building Authority
Series 2004 1, Insured: AMBAC 5.250% 11/01/12	650,000	706,290
Series 2008, Insured: AGMC 5.000% 05/01/21	1,510,000	1,714,877
Series 2009 1, 5.000% 05/01/23	5,000,000	5,652,400
Education Total		64,023,603

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Student Loan – 2.2%
MA Educational Financing Authority
Series 2009 I, 5.125% 01/01/18	4,000,000	4,403,600
Series 2010 A, 5.500% 01/01/22	3,500,000	3,815,350
Student Loan Total		8,218,950
Education Total		72,242,553
Health Care – 8.9%
Continuing Care Retirement – 0.5%
MA Development Finance Agency
Orchard Cove, Inc., Series 2007: 5.000% 10/01/17	1,380,000	1,370,395
5.000% 10/01/18	515,000	488,189
Continuing Care Retirement Total		1,858,584
Hospitals – 8.0%
MA Health & Educational Facilities Authority
Baystate Medical Center, Inc., Series 2002 F, 5.750% 07/01/13	890,000	941,869
Boston Medical Center, Series 1998 A, Insured: NPFGC 5.250% 07/01/15	2,500,000	2,503,050
Caregroup, Inc.: Series 1998 B-2, Insured: NPFGC 5.375% 02/01/27	1,585,000	1,642,282
Series 2004 D, Insured: NPFGC 5.250% 07/01/22	1,000,000	1,038,280
Series 2008 E-2, 5.375% 07/01/19	4,675,000	5,082,940
Milford Regional Medical Center, Inc., Series 2007: 5.000% 07/15/17	1,050,000	1,067,273
5.000% 07/15/22	2,500,000	2,430,525
Partners Healthcare Systems, Inc.: Series 2001 C, 5.750% 07/01/21	750,000	776,168
Series 2003 E, 5.000% 07/01/15	1,140,000	1,232,249
Series 2005 F, 5.000% 07/01/17	2,000,000	2,220,060
Series 2007, 5.000% 07/01/18	2,575,000	2,905,784
Series 2010, 5.000% 07/01/22	5,000,000	5,474,300

	Par ($)	Value ($)
UMass Memorial Health Care, Inc., Series 1998 A, Insured: AMBAC 5.250% 07/01/14	2,000,000	2,007,960
Hospitals Total		29,322,740
Intermediate Care Facilities – 0.4%
MA Development Finance Agency
Evergreen Center, Inc., Series 2005, 5.500% 01/01/20	1,355,000	1,368,957
Intermediate Care Facilities Total		1,368,957
Health Care Total		32,550,281
Housing – 1.1%
Assisted Living/Senior – 0.5%
MA Development Finance Agency
Voa Concord Assisted Living, Inc., Series 2007: 5.000% 11/01/17	810,000	752,895
5.125% 11/01/27	1,500,000	1,219,155
Assisted Living/Senior Total		1,972,050
Single-Family – 0.6%
MA Housing Finance Agency
Series 2009 143, 5.000% 12/01/24	2,000,000	2,138,100
Single-Family Total		2,138,100
Housing Total		4,110,150
Other – 14.0%
Other – 1.5%
MA Boston Housing Authority Capital Program
Series 2008, Insured: AGMC: 5.000% 04/01/20	2,135,000	2,312,931
5.000% 04/01/23	1,865,000	1,961,663
MA Development Finance Agency
Combined Jewish Philanthropies, Series 2002 A, 5.250% 02/01/22	985,000	1,042,071
Other Total		5,316,665
Pool/Bond Bank – 4.7%
MA Water Pollution Abatement
Series 1999 5, 5.750% 08/01/16	95,000	95,391
Series 2002, 5.000% 08/01/11	1,000,000	1,035,520

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2004 A, 5.250% 08/01/15	3,000,000	3,555,060
Series 2005 11, 5.250% 08/01/19	4,465,000	5,475,430
Series 2006, 5.250% 08/01/20	3,000,000	3,691,770
Series 2009, 5.000% 08/01/24	3,100,000	3,548,973
Pool/Bond Bank Total		17,402,144
Refunded/Escrowed (a) – 7.8%
MA Bellingham
Series 2001, Pre-refunded 03/01/11, Insured: AMBAC 5.250% 03/01/13	1,605,000	1,648,191
MA College Building Authority
Series 1999 A, Escrowed to Maturity, Insured: NPFGC (b) 05/01/28	4,000,000	2,041,280
MA Development Finance Agency
Belmont Hill School, Inc., Series 2001, Pre-refunded 09/01/11, 5.000% 09/01/31	1,000,000	1,049,080
MA College of Pharmacy & Allied Health Sciences, Series 2003 C, Pre-refunded 07/01/13, 6.375% 07/01/23	1,000,000	1,162,400
Milton Academy, Series 2003 A, Pre-refunded 09/01/13, 5.000% 09/01/19	500,000	558,960
Western New England College, Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/22	570,000	615,788
MA Health & Educational Facilities Authority
Simmons College, Series 2003 F, Pre-refunded 10/01/13, Insured: FGIC: 5.000% 10/01/15	1,015,000	1,141,022
5.000% 10/01/17	510,000	573,322
University of Massachusetts, Series 2002 C, Pre-refunded 10/01/12, Insured: NPFGC 5.250% 10/01/13	1,475,000	1,608,856

	Par ($)	Value ($)
MA Lowell
Series 2002, Pre-refunded 02/01/12, Insured: AMBAC 5.000% 02/01/13	1,215,000	1,296,964
MA Port Authority
Series 1973, Escrowed to Maturity, 5.625% 07/01/12	230,000	243,043
MA Springfield
Series 2003, Pre-refunded 01/15/13, Insured: NPFGC 5.250% 01/15/15	1,500,000	1,652,895
MA State
Series 2001 C, Pre-refunded 12/01/11, 5.375% 12/01/18	3,000,000	3,159,480
Series 2002 A, Pre-refunded 06/01/12, Insured: FGIC 5.375% 06/01/19	1,125,000	1,210,241
Series 2002 E, Pre-refunded 01/01/13, Insured: AGMC 5.250% 01/01/18	4,000,000	4,398,040
Series 2004 B, Pre-refunded 08/01/14, 5.000% 08/01/22	2,000,000	2,294,920
MA Turnpike Authority
Series 1993 A, Escrowed to Maturity, 5.000% 01/01/13	160,000	167,690
MA University of Massachusetts Building Authority
Series 2003 1, Pre-refunded 11/01/13, Insured: AMBAC 5.250% 11/01/15	2,000,000	2,269,280
MA Water Pollution Abatement
Series 1993 A, Escrowed to Maturity, 5.450% 02/01/13	495,000	519,631
Series 2001 7, Pre-refunded 08/01/11, 5.250% 02/01/13	250,000	259,345
MA Water Resources Authority
Series 1993 C, Escrowed to Maturity, 6.000% 12/01/11	835,000	859,557
Refunded/Escrowed Total		28,729,985
Other Total		51,448,794

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Tax-Backed – 37.4%
Local Appropriated – 1.4%
MA Boston
Series 2002, Insured: NPFGC 5.000% 08/01/14	5,000,000	5,304,950
Local Appropriated Total		5,304,950
Local General Obligations – 8.1%
MA Boston Metropolitan District
Series 2002 A, 5.250% 12/01/14	2,010,000	2,192,146
MA Boston
Series 2002 B, Insured: NPFGC 5.000% 02/01/12	6,000,000	6,344,520
Series 2004 A, 5.000% 01/01/14	1,000,000	1,129,270
MA Dudley-Charlton Regional School District
Series 1999 A, Insured: NPFGC 5.125% 06/15/14	2,305,000	2,602,045
MA Everett
Series 2000, Insured: NPFGC 6.000% 12/15/11	2,015,000	2,136,988
MA Falmouth
Series 2002, 5.000% 02/01/11	1,450,000	1,467,502
MA Hopedale
Series 2004, Insured: AMBAC 5.000% 11/15/17	1,000,000	1,125,380
MA Lawrence
Series 2006, Insured: AGMC 5.000% 02/01/18	1,500,000	1,750,650
MA Pioneer Valley Regional School District
Series 2002, Insured: AMBAC 5.000% 06/15/12	1,000,000	1,065,670
MA Pittsfield
Series 2002, Insured: NPFGC 5.000% 04/15/11	1,000,000	1,021,340
MA Sandwich
Series 2005, Insured: NPFGC 5.000% 07/15/18	1,575,000	1,811,943

	Par ($)	Value ($)
MA Springfield
Series 2007, Insured: AGMC 4.500% 08/01/21	2,000,000	2,152,720
MA Westborough
Series 2003, 5.000% 11/15/16	1,000,000	1,097,970
MA Westfield
Series 2003, Insured: NPFGC 5.000% 09/01/18	500,000	534,460
MA Worcester
Series 2004 A, Insured: NPFGC 5.250% 08/15/13	2,810,000	3,133,712
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1997 A, Insured: AGMC 5.500% 07/01/17	245,000	245,471
Local General Obligations Total		29,811,787
Special Non-Property Tax – 10.6%
MA Bay Transportation Authority
Series 2002 A, 5.000% 07/01/11	1,000,000	1,031,670
Series 2003 A: 5.250% 07/01/11	5,000,000	5,166,750
5.250% 07/01/17	1,000,000	1,205,500
5.250% 07/01/19	625,000	758,237
Series 2004 C, 5.250% 07/01/18	1,000,000	1,211,070
Series 2005 B, Insured: NPFGC 5.500% 07/01/23	2,890,000	3,515,483
Series 2005, 5.000% 07/01/20	2,500,000	2,982,975
Series 2006 A, 5.250% 07/01/22	3,500,000	4,180,925
Series 2008 B, 5.000% 07/01/23	910,000	1,062,425
MA Boston
Convention Center, Series 2002 A, Insured: AMBAC 5.000% 05/01/19	1,500,000	1,572,195
MA School Building Authority
Series 2007 A, Insured: AMBAC: 5.000% 08/15/18	5,000,000	5,876,500
5.000% 08/15/19	2,000,000	2,313,700

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
MA State
Series 1997 A, 5.500% 06/01/13	1,000,000	1,122,460
Series 2004, Insured: NPFGC 5.250% 01/01/19	750,000	882,765
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2005 BB, Insured: AGMC 5.250% 07/01/22	3,000,000	3,247,740
VI Virgin Islands Public Finance Authority
Series 2010 A, 5.000% 10/01/25	2,755,000	2,839,689
Special Non-Property Tax Total		38,970,084
State Appropriated – 1.1%
MA Development Finance Agency
Visual & Performing Arts, Series 2000: 5.750% 08/01/13	1,030,000	1,152,755
6.000% 08/01/17	540,000	651,008
6.000% 08/01/21	1,750,000	2,113,878
State Appropriated Total		3,917,641
State General Obligations – 16.2%
MA State
Series 2002 C: 5.500% 11/01/15	3,000,000	3,597,270
5.500% 11/01/17	1,500,000	1,838,955
Series 2002 D, Insured: AMBAC 5.500% 08/01/18	3,500,000	4,299,085
Series 2003 D: 5.500% 10/01/17	5,000,000	6,122,300
Insured: AGMC 5.500% 10/01/19	3,500,000	4,311,370
Insured: AMBAC 5.500% 10/01/19	5,000,000	6,159,100
Insured: NPFGC 5.500% 10/01/20	2,500,000	3,091,450
Series 2004 B, 5.250% 08/01/20	3,000,000	3,644,370
Series 2004 C: Insured: AMBAC 5.500% 12/01/24	5,000,000	6,225,500
Insured: NPFGC 5.500% 12/01/19	3,795,000	4,681,360
Series 2006 B, Insured: AGMC 5.250% 09/01/22	4,000,000	4,814,440

	Par ($)	Value ($)
Series 2008 A: 5.000% 09/01/15	3,000,000	3,515,670
5.000% 08/01/16	2,000,000	2,366,740
Series 2010 A, 0.810% 02/01/14 (11/04/10) (c)(d)	3,000,000	3,003,990
PR Commonwealth of Puerto Rico
Series 2007 A, 5.500% 07/01/18	1,750,000	1,937,075
State General Obligations Total		59,608,675
Tax-Backed Total		137,613,137
Transportation – 4.7%
Airports – 2.8%
MA Port Authority
Series 2005 C, Insured: AMBAC: 5.000% 07/01/15	1,500,000	1,743,375
5.000% 07/01/22	3,500,000	3,875,375
Series 2007 D, Insured: AGMC 5.000% 07/01/17	3,000,000	3,458,190
Series 2010 B, 5.000% 07/01/27	1,000,000	1,103,130
Airports Total		10,180,070
Toll Facilities – 0.6%
MA Department of Transportation
Series 2010 B, 5.000% 01/01/22	2,180,000	2,445,458
Toll Facilities Total		2,445,458
Transportation – 1.3%
MA Federal Highway Capital Appreciation
Series 1998 A, (b) 06/15/15	4,000,000	3,678,960
MA Woods Hole, Martha's Vineyard & Nantucket Steamship Authority
Series 2004 B, 5.000% 03/01/18	975,000	1,102,072
Transportation Total		4,781,032
Transportation Total		17,406,560
Utilities – 10.5%
Investor Owned – 1.1%
MA Development Finance Agency
Dominion Energy Brayton, Series 2009, 5.750% 12/01/42 (05/01/19) (c)(d)	3,460,000	3,824,615
Investor Owned Total		3,824,615

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Joint Power Authority – 0.7%
MA Municipal Wholesale Electric Co.
Series 2001 3-A, Insured: NPFGC 5.000% 07/01/11	2,500,000	2,561,250
Joint Power Authority Total		2,561,250
Municipal Electric – 1.9%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: NPFGC 6.000% 07/01/12	1,000,000	1,077,220
Series 2002 LL, Insured: NPFGC 5.500% 07/01/17	2,400,000	2,765,904
Series 2010, 5.250% 07/01/24	3,000,000	3,225,870
Municipal Electric Total		7,068,994
Water & Sewer – 6.8%
MA Water Resource Authority
Series 1993 C, 6.000% 12/01/11	535,000	551,542
Series 1998 B, Insured: AGMC 5.500% 08/01/15	1,165,000	1,394,971
Series 2002 J, Insured: AGMC: 5.250% 08/01/14	2,870,000	3,325,928
5.250% 08/01/15	3,000,000	3,557,640
5.250% 08/01/18	1,000,000	1,220,170
Series 2005 A, Insured: NPFGC 5.250% 08/01/17	6,000,000	7,250,340
Series 2007 B, Insured: AGMC 5.250% 08/01/23	5,500,000	6,591,805
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 2008 A, Insured: AGC 5.000% 07/01/16	1,000,000	1,143,070
Water & Sewer Total		25,035,466
Utilities Total		38,490,325
Total Municipal Bonds (cost of $329,423,585)		353,861,800

Investment Companies – 2.9%
	Shares	Value ($)
BofA Massachusetts Municipal Reserves, G-Trust Shares (7 day yield of 0.140%) (e)	5,897,569	5,897,569
Dreyfus Massachusetts Municipal Money Market Fund (7 day yield of 0.000%)	4,777,223	4,777,223
Total Investment Companies (cost of $10,674,792)		10,674,792
Total Investments – 99.1% (cost of $340,098,377) (f)		364,536,592
Other Assets & Liabilities, Net – 0.9%		3,417,302
Net Assets – 100.0%		367,953,894

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2010.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  Investments in affiliates during the year ended October 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Massachusetts Municipal Reserves, G-Trust Shares (7 day yield of 0.140%)*	$2,917,706	$24,781,209	$(25,491,915)	$899	$–

*  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from November 1, 2009 through April 30, 2010.

(f)  Cost for federal income tax purposes is $340,065,904.

The following table summarizes the inputs used, as of October 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$–	$353,861,800	$–	$353,861,800
Investment Companies	10,674,792	–	–	10,674,792
Total Investments	$10,674,792	$353,861,800	$–	$364,536,592

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2010

At October 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	37.4
Education	19.6
Utilities	10.5
Health Care	8.9
Refunded/Escrowed	7.8
Transportation	4.7
Pool/Bond Bank	4.7
Other	1.5
Housing	1.1
96.2
Investment Companies	2.9
Other Assets & Liabilities, Net	0.9
100.0

Acronym	Name
AGC	Assured Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds – 94.0%
	Par ($)	Value ($)
Education – 6.0%
Education – 4.1%
NJ Educational Facilities Authority
Drew University, Series 2003 A, Insured: NPFGC 5.250% 07/01/20	1,000,000	1,164,810
Georgian Court University, Series 2007 D, 5.250% 07/01/27	500,000	515,270
Kean University, Series 2009 A, 4.000% 09/01/15	500,000	548,315
Montclair State University, Series 2009, 5.000% 07/01/19	455,000	516,935
Rowan University, Series 2008 B, Insured: AGC 5.000% 07/01/23	750,000	828,540
Seton Hall University, Series 2001 A, Insured: AMBAC 5.250% 07/01/16	200,000	205,170
Education Total		3,779,040
Student Loan – 1.9%
NJ Higher Education Assistance Authority
Series 2010 1-A, 4.300% 12/01/18	680,000	720,922
Series 2010, 3.750% 12/01/18	1,000,000	1,021,630
Student Loan Total		1,742,552
Education Total		5,521,592
Health Care – 3.4%
Continuing Care Retirement – 1.1%
NJ Economic Development Authority
Lutheran Social Ministries, Series 2005, 5.100% 06/01/27	675,000	607,095
Marcus L. Ward Home, Series 2004, 5.750% 11/01/24	400,000	405,124
Continuing Care Retirement Total		1,012,219

	Par ($)	Value ($)
Hospitals – 2.3%
NJ Health Care Facilities Financing Authority
Children's Specialized Hospital, Series 2005 A, 5.000% 07/01/18	575,000	588,662
Robert Wood Johnson University, Series 2010, 5.000% 07/01/31	500,000	510,665
South Jersey Hospital, Series 2006, 5.000% 07/01/20	500,000	529,810
St. Joseph's Hospital & Medical Center, Series 2008, 6.000% 07/01/18	500,000	535,400
Hospitals Total		2,164,537
Health Care Total		3,176,756
Housing – 4.1%
Multi-Family – 3.6%
NJ Housing & Mortgage Finance Agency
Multi-Family Housing: Series 2000 B, Insured: AGMC 6.050% 11/01/17	165,000	165,365
Series 2000 E-2, Insured: AGMC 5.750% 11/01/25	135,000	135,163
Series 2009 B, 4.700% 11/01/29	990,000	1,008,929
Series 2009 C, 2.550% 11/01/12	1,000,000	1,000,680
NJ Middlesex County Improvement Authority
Student Housing Urban Renewal, Series 2004 A, 5.000% 08/15/18	500,000	524,050
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008, 5.000% 12/01/13	400,000	435,012
Multi-Family Total		3,269,199
Single-Family – 0.5%
NJ Housing & Mortgage Finance Agency
Series 2008, 6.375% 10/01/28	470,000	508,272
Single-Family Total		508,272
Housing Total		3,777,471

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Other – 8.3%
Pool/Bond Bank – 0.5%
NJ Environmental Infrastructure Trust
Series 1998, Insured: NPFGC 5.000% 04/01/12	500,000	501,835
Pool/Bond Bank Total		501,835
Refunded/Escrowed (a) – 7.4%
NJ Bayonne Municipal Utilities Authority
Series 1997, Escrowed to Maturity, Insured: NPFGC 5.000% 01/01/12	260,000	266,768
NJ Burlington County Bridge Commissioner
Series 2002, Pre-refunded 08/15/12, 5.250% 08/15/18	1,130,000	1,226,954
NJ Economic Development Authority
School Facilities Construction, Series 2001 A: Escrowed to Maturity, Insured: AMBAC 5.500% 06/15/12	500,000	540,960
Pre-refunded 06/15/11, Insured: AMBAC 5.250% 06/15/18	200,000	206,258
NJ Highway Authority
Garden State Parkway, Series 1989, Escrowed to Maturity, 6.000% 01/01/19	1,000,000	1,232,550
NJ Sports & Exposition Authority
Series 2000 C, Escrowed to Maturity, 5.000% 03/01/11	305,000	309,871
NJ State
Certificates of Participation, Series 1998 A, Escrowed to Maturity, Insured: AMBAC 5.000% 06/15/14	500,000	573,310
NJ Tobacco Settlement Financing Corp.
Series 2002, Pre-refunded 06/01/12, 5.375% 06/01/18	1,000,000	1,078,100
NJ Transportation Trust Fund Authority
Transportation Systems, Series 1999 A, Escrowed to Maturity: 5.625% 06/15/12	105,000	113,814
5.750% 06/15/15	1,000,000	1,212,910
Refunded/Escrowed Total		6,761,495

	Par ($)	Value ($)
Tobacco – 0.4%
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A, 4.500% 06/01/23	370,000	346,276
Tobacco Total		346,276
Other Total		7,609,606
Other Revenue – 0.5%
Hotels – 0.5%
NJ Middlesex County Improvement Authority
Heldrich Associates, Series 2005 A, 5.000% 01/01/20	815,000	459,636
Hotels Total		459,636
Other Revenue Total		459,636
Tax-Backed – 55.9%
Local Appropriated – 7.2%
NJ Bergen County Improvement Authority
Series 2005, 5.000% 11/15/23	1,000,000	1,212,640
Series 2008, 5.000% 12/15/26	500,000	560,830
Series 2009 A, 4.000% 08/15/13	750,000	819,593
NJ Camden County Improvement Authority
Series 2006, Insured: AMBAC 4.000% 09/01/21	1,140,000	1,185,714
NJ East Orange Board of Education
Certificates of Participation, Series 1998, Insured: AGMC (b) 02/01/18	1,000,000	731,810
NJ Middlesex County Improvement Authority
Series 2009 A, 4.000% 12/15/18	1,250,000	1,411,237
NJ Middlesex County
Certificates of Participation, Series 2001, Insured: NPFGC 5.500% 08/01/17	250,000	258,730
NJ Monmouth County Improvement Authority
Series 1995, Insured: AGMC 5.450% 07/15/13	305,000	306,098

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2000, Insured: AMBAC 5.000% 12/01/12	110,000	110,340
Local Appropriated Total		6,596,992
Local General Obligations – 23.0%
NJ Atlantic City
Series 2008, 5.500% 02/15/18	500,000	592,220
NJ Atlantic County
Series 2009, 5.000% 02/01/18	500,000	589,650
NJ Board of Education
Tom Rivers School District, Series 2007, Insured: NPFGC 4.500% 01/15/20	500,000	552,245
NJ Cherry Hill Township
Series 1999 B, 5.250% 07/15/11	500,000	517,520
NJ Cumberland County Improvement Authority
Series 2009 A, 4.000% 04/15/19	750,000	823,665
NJ Essex County Improvement Authority
Series 2004, Insured: NPFGC 5.500% 10/01/26	750,000	885,420
NJ Flemington Raritan Regional School District
Series 2000, Insured: NPFGC 5.700% 02/01/15	400,000	472,624
NJ Freehold Regional High School District
Series 2001, Insured: NPFGC 5.000% 03/01/20	1,205,000	1,425,503
NJ Manalapan Englishtown Regional Board of Education
Series 2004, Insured: NPFGC 5.750% 12/01/20	1,325,000	1,674,031
NJ Mercer County Improvement Authority
Series 1998 B, Insured: NPFGC 5.000% 02/15/14	250,000	250,873
NJ Middlesex County
Certificates of Participation, Series 2001, Insured: NPFGC 5.000% 08/01/12	500,000	515,905
NJ Morris County
Series 2010, 5.000% 02/15/18	1,000,000	1,196,870

	Par ($)	Value ($)
NJ Newark City
Series 2010 A, 4.000% 10/01/18	1,000,000	1,068,720
NJ Newark Housing Authority
Series 2009, Insured: AGC 4.500% 12/01/18	600,000	663,294
NJ North Brunswick Township Board of Education
Series 2010, 4.000% 07/15/18	1,000,000	1,130,410
NJ Ocean City
Series 2010, 4.000% 09/01/16 (c)	695,000	769,851
NJ Passaic County
Series 2003, Insured: AGMC 5.200% 09/01/16	1,500,000	1,736,010
NJ Scotch Plains-Fanwood School District
Series 2010: 4.000% 07/15/18	250,000	281,655
4.000% 07/15/19	845,000	942,657
NJ Summit
Series 2001, 5.250% 06/01/16	605,000	725,359
NJ Trenton City
Series 2010, Insured: AGMC
5.000% 07/15/14	1,885,000	2,113,971
NJ Washington Township Board of Education Mercer County
Series 2005, Insured: AGMC: 5.250% 01/01/26	1,330,000	1,603,860
5.250% 01/01/28	500,000	600,665
Local General Obligations Total		21,132,978
Special Non-Property Tax – 5.4%
IL Dedicated Tax Capital Appreciation
Series 1990, Insured: AMBAC (b) 12/15/17	3,000,000	2,345,310
NJ Economic Development Authority
Series 2004 A, 5.500% 06/15/24	750,000	750,757
Series 2004, Insured: NPFGC: (b) 07/01/21	1,255,000	756,878
5.250% 07/01/17	1,000,000	1,096,070
Special Non-Property Tax Total		4,949,015

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Special Property Tax – 0.4%
NJ Economic Development Authority
Series 2007, 5.125% 06/15/27	400,000	399,752
Special Property Tax Total		399,752
State Appropriated – 19.9%
NJ Economic Development Authority
Series 2005 A, Insured: AGMC 5.000% 03/01/19	2,000,000	2,250,860
Series 2008 J3, Insured: AGMC 5.000% 09/01/20 (09/01/14) (d)	550,000	614,031
Series 2009, 5.250% 12/15/20	1,000,000	1,143,240
NJ Educational Facilities Authority
Series 2001 A, 5.000% 03/01/15	1,855,000	1,882,176
Series 2005 A, Insured: AGMC 5.000% 09/01/14	1,500,000	1,692,720
NJ Health Care Facilities Financing Authority
Series 2005, Insured: AMBAC 5.000% 09/15/13	970,000	1,055,457
NJ Sports & Exposition Authority
Series 2000 C, 5.000% 03/01/11	195,000	197,771
NJ State
Certificates of Participation: Series 2008 A: 5.000% 06/15/17	715,000	807,128
5.000% 06/15/21	250,000	271,815
Series 2009 A, 5.000% 06/15/17	1,000,000	1,128,850
NJ Transit Corp.
Certificates of Participation: Series 2002 A, Insured: AMBAC 5.500% 09/15/15	1,000,000	1,132,160
Series 2005, Insured: NPFGC 5.000% 09/15/17	1,000,000	1,107,890
NJ Transportation Trust Fund Authority
Series 1999, 5.625% 06/15/12	295,000	317,594
Series 2003 A, Insured: AMBAC 5.500% 12/15/15	1,000,000	1,166,450

	Par ($)	Value ($)
Series 2005 B, Insured: AMBAC 5.250% 12/15/23	1,000,000	1,125,780
Series 2006 A: 5.250% 12/15/20	1,000,000	1,151,240
Insured: AGMC 5.500% 12/15/21	680,000	786,284
Series 2006 C, Insured: AMBAC (b) 12/15/24	1,000,000	499,790
State Appropriated Total		18,331,236
Tax-Backed Total		51,409,973
Transportation – 6.4%
Ports – 2.6%
NJ South Jersey Port Corp.
Series 2009, 4.000% 01/01/16	1,150,000	1,257,720
NY Port Authority of New York & New Jersey
Series 2009, 4.750% 09/01/26	1,000,000	1,088,170
Ports Total		2,345,890
Toll Facilities – 3.8%
NJ Turnpike Authority
Series 2004 B, Insured: AMBAC (e) 01/01/35 (5.150% 01/01/15)	500,000	415,895
Series 2009 G, 5.000% 01/01/18	800,000	925,432
Series 2009 H, 5.000% 01/01/20	1,000,000	1,140,070
PA Delaware River Joint Toll Bridge Commission
Series 2003, 5.250% 07/01/11	1,000,000	1,030,660
Toll Facilities Total		3,512,057
Transportation Total		5,857,947
Utilities – 9.4%
Investor Owned – 1.2%
NJ Economic Development Authority
American Water Co., Series 2010 A, 4.450% 06/01/23	1,000,000	1,049,340
Investor Owned Total		1,049,340

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Municipal Electric – 0.9%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN, Insured: NPFGC 5.250% 07/01/19	750,000	855,592
Municipal Electric Total		855,592
Water & Sewer – 7.3%
NJ Cape May County Municipal Utilities Sewer Authority
Series 2002 A, Insured: AGMC 5.750% 01/01/16	1,000,000	1,201,340
NJ Essex County Utilities Authority
Series 2009, Insured: AGC 5.000% 04/01/20	1,000,000	1,145,050
NJ Jersey City Municipal Utilities Authority
Series 2007, Insured: NPFGC 5.250% 01/01/19	1,000,000	1,071,140
NJ North Hudson Sewerage Authority
Sewer Revenue, Series 2006 A, Insured: NPFGC 5.125% 08/01/17	600,000	660,600
NJ Ocean County Utilities Authority
Wastewater Revenue: Series 2001, 5.250% 01/01/18	1,000,000	1,046,260
Series 2006, Insured: NPFGC 4.000% 01/01/15	990,000	1,101,187
NJ Rahway Valley Sewerage Authority
Series 2005 A, Insured: NPFGC (b) 09/01/25	1,000,000	490,390
Water & Sewer Total		6,715,967
Utilities Total		8,620,899
Total Municipal Bonds (cost of $81,987,499)		86,433,880
Investment Companies – 6.0%
	Shares
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.130%) (f)	3,093,347	3,093,347

	Shares	Value ($)
Dreyfus Tax Exempt Cash Management Fund (7 day yield of 0.110%)	2,455,418	2,455,418
Total Investment Companies (cost of $5,548,765)		5,548,765
Total Investments – 100.0% (cost of $87,536,264) (g)		91,982,645
Other Assets & Liabilities, Net – (0.0)%		(27,165)
Net Assets – 100.0%		91,955,480

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Security purchased on a delayed delivery basis.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2010.

(e)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the Fund will begin accruing at this rate.

(f)  Investments in affiliates during the year ended October 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.130%)*	$2,087,016	$9,915,793	$(11,843,124)	$739	$–

*  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from November 1, 2009 through April 30, 2010.

(g)  Cost for federal income tax purposes is $87,527,703.

The following table summarizes the inputs used, as of October 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$–	$86,433,880	$–	$86,433,880
Total Investment Companies	5,548,765	–	–	5,548,765
Total Investments	$5,548,765	$86,433,880	$–	$91,982,645

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2010

At October 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	55.9
Utilities	9.4
Refunded/Escrowed	7.4
Transportation	6.4
Education	6.0
Housing	4.1
Health Care	3.4
Other	0.9
Other Revenue	0.5
	94.0
Investment Companies	6.0
Other Assets & Liabilities, Net	0.0	*
	100.0

*  Represents less than 0.1%.

Acronym	Name
AGC	Assured Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia New York Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds – 98.1%
	Par ($)	Value ($)
Education – 9.6%
Education – 9.6%
NY Dormitory Authority
Barnard College, Series 2007 A, Insured: NPFGC 5.000% 07/01/18	1,745,000	1,995,355
Cornell University: Series 2006 A, 5.000% 07/01/21	2,350,000	2,630,449
Series 2009 A, 5.000% 07/01/25	1,000,000	1,133,710
Mount Sinai School of Medicine: Series 1995 B, Insured: NPFGC 5.700% 07/01/11	25,000	25,588
Series 2009, 5.500% 07/01/27	4,000,000	4,222,560
New York University: Series 1998 A, Insured: NPFGC: 5.750% 07/01/20	2,000,000	2,448,340
6.000% 07/01/17	2,475,000	3,012,694
Series 2001 1, Insured: AMBAC 5.500% 07/01/15	1,205,000	1,414,537
Series 2001 2, Insured: AMBAC 5.500% 07/01/21	900,000	925,326
Rochester Institution of Technology, Series 2010, 5.000% 07/01/21	1,000,000	1,123,880
Series 2001 A, Insured: AMBAC 5.750% 07/01/12	5,000,000	5,423,350
Teachers College, Series 2009, 5.000% 03/01/24	1,000,000	1,092,500
NY Oneida County Industrial Development Agency
Hamilton College, Series 2007 A, Insured: NPFGC: (a) 07/01/18	1,000,000	809,100
(a) 07/01/20	1,000,000	721,950
NY St. Lawrence County Industrial Development Agency
Series 2009 A, 5.000% 10/01/16	3,000,000	3,449,610

	Par ($)	Value ($)
NY Troy Industrial Development Authority
Rensselaer Polytechnic Institute, Series 2002 E, 4.050% 04/01/37 (09/01/11) (b)(c)	1,000,000	1,024,240
Education Total		31,453,189
Education Total		31,453,189
Health Care – 7.7%
Continuing Care Retirement – 0.1%
NY Suffolk County Industrial Development Agency
Active Retirement Community, Series 2006, 5.000% 11/01/28	335,000	327,610
Continuing Care Retirement Total		327,610
Hospitals – 6.0%
NY Albany Industrial Development Agency
St. Peter's Hospital: Series 2008 A: 5.250% 11/15/27	1,000,000	1,003,480
5.750% 11/15/22	500,000	527,575
Series 2008 E, 5.250% 11/15/22	500,000	512,790
NY Dormitory Authority
Long Island Jewish Medical Center, Series 2009, 5.250% 05/01/30	4,000,000	4,161,320
Mount Sinai Hospital, Series 2010 A, 5.000% 07/01/26	1,725,000	1,813,354
New York Methodist Hospital, Series 2004, 5.250% 07/01/24	1,000,000	1,018,620
New York University Hospital Center: Series 2006, 5.000% 07/01/20	3,000,000	3,129,060
Series 2007 A, 5.000% 07/01/12	1,000,000	1,051,780
North Shore Long Island Jewish Health, Series 2006 A, 5.000% 11/01/19	1,000,000	1,067,380
Orange Regional Medical Center, Series 2008, 6.125% 12/01/29	1,350,000	1,400,801
Presbyterian Hospital, Series 2007, Insured: AGMC 5.250% 08/15/23	250,000	268,265

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
United Health Services Hospitals, Series 2009, Insured: FHA 4.500% 08/01/18	1,000,000	1,077,640
White Plains Hospital, Series 2004, Insured: FHA 4.625% 02/15/18	505,000	536,729
NY Monroe County Industrial Development Agency
Series 2005, 5.000% 08/01/22	700,000	714,126
NY Saratoga County Industrial Development Agency
Saratoga Hospital: Series 2004 A, 5.000% 12/01/13	485,000	518,072
Series 2007 B: 5.000% 12/01/22	500,000	513,240
5.125% 12/01/27	500,000	501,595
Hospitals Total		19,815,827
Nursing Homes – 1.6%
NY Amherst Industrial Development Agency
Beechwood Health Care Center, Inc., Series 2007, 4.875% 01/01/13	345,000	331,024
NY Dormitory Authority
Gurwin Nursing Home, Series 2005 A, Insured: FHA 4.400% 02/15/20	705,000	720,983
NY Rensselaer Municipal Leasing Corp.
Series 2009 A, 5.000% 06/01/19	4,000,000	4,141,840
Nursing Homes Total		5,193,847
Health Care Total		25,337,284
Housing – 1.6%
Multi-Family – 1.2%
NY Dormitory Authority
Gateway-Longview, Inc., Series 2008 A-1, Insured: SONYMA 5.000% 06/01/33	1,700,000	1,798,855
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008, 5.000% 12/01/13	2,000,000	2,175,060
Multi-Family Total		3,973,915

	Par ($)	Value ($)
Single-Family – 0.4%
NY Mortgage Agency
Series 2000 96, 5.200% 10/01/14	345,000	348,067
Series 2005 128, 4.350% 10/01/16	1,000,000	1,064,240
Single-Family Total		1,412,307
Housing Total		5,386,222
Other – 17.4%
Other – 0.3%
NY New York City Industrial Development Agency
United Jewish Appeal, Series 2004 A, 5.000% 07/01/27	625,000	670,469
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind, Series 2004, 5.375% 08/01/24	500,000	516,810
Other Total		1,187,279
Pool/Bond Bank – 7.9%
NY Dormitory Authority
Series 2008 A, Insured: AGMC 5.000% 10/01/23	3,000,000	3,295,200
Series 2009 C, Insured: AGC 5.000% 10/01/22	3,000,000	3,380,190
NY Environmental Facilities Corp.
Series 2002 K, 5.000% 06/15/12	6,000,000	6,445,680
Series 2008 B, 5.000% 06/15/21	3,000,000	3,432,420
Series 2009 A, 5.000% 06/15/17	2,000,000	2,363,440
NY Municipal Bond Bank Agency
Series 2003 C, 5.250% 12/01/21	3,330,000	3,584,945
Series 2009 C-1, 5.000% 02/15/18	3,000,000	3,473,970
Pool/Bond Bank Total		25,975,845
Refunded/Escrowed (d) – 9.2%
NY Dormitory Authority
Memorial Sloan-Kettering Cancer Center, Series 2003, Escrowed to Maturity, Insured: NPFGC (a) 07/01/25	3,750,000	2,293,275

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Long Island Power Authority
Electric Systems, Series 1998 A, Escrowed to Maturity, Insured: AGMC 5.500% 12/01/13	2,000,000	2,280,480
Series 1998 A, Escrowed to Maturity, Insured: AGMC 5.250% 12/01/14	5,000,000	5,858,000
Series 2003 C, Pre-refunded 09/01/13, 5.500% 09/01/21	1,000,000	1,134,770
NY Metropolitan Transportation Authority
Series 1997, Pre-refunded 07/01/13, Insured: AGMC 5.375% 07/01/21	5,000,000	5,631,900
Series 1998 A, Pre-refunded 10/01/15, Insured: FGIC 5.000% 04/01/23	2,000,000	2,366,920
NY New York City
Series 2003 J, Pre-refunded 06/01/13, 5.500% 06/01/16	1,250,000	1,407,000
NY Thruway Authority
Second General Highway & Bridge, Series 2003 A, Pre-refunded 04/01/13, Insured: NPFGC 5.250% 04/01/17	1,750,000	1,946,280
NY Triborough Bridge & Tunnel Authority
Series 1991 X, Escrowed to Maturity, 6.625% 01/01/12	300,000	311,886
Series 1992 Y, Escrowed to Maturity: 5.500% 01/01/17	2,000,000	2,325,900
6.000% 01/01/12	410,000	425,227
Series 1999 B, Pre-refunded 01/01/22, 5.500% 01/01/30	2,000,000	2,565,880
PA Elizabeth Forward School District
Series 1994 B, Escrowed to Maturity, Insured: NPFGC (a) 09/01/20	2,210,000	1,648,262
Refunded/Escrowed Total		30,195,780
Other Total		57,358,904

	Par ($)	Value ($)
Other Revenue – 2.3%
Recreation – 2.3%
NY Cultural Resources
Museum of Modern Art, Series 2008-1A, 5.000% 04/01/26	4,850,000	5,391,939
NY Industrial Development Agency
Series 2006, Insured: NPFGC 5.000% 03/01/15	1,150,000	1,274,522
YMCA of Greater New York, Series 2006, 5.000% 08/01/26	1,000,000	1,026,570
Recreation Total		7,693,031
Other Revenue Total		7,693,031
Resource Recovery – 1.2%
Disposal – 1.2%
NY Babylon Industrial Development Agency
Covanta Babylon, Inc., Series 2009 A, 5.000% 01/01/18	3,500,000	3,934,140
Disposal Total		3,934,140
Resource Recovery Total		3,934,140
Tax-Backed – 40.7%
Local Appropriated – 1.8%
NY City Health & Hospital Corp.
Series 2010 A, 5.000% 02/15/24	3,000,000	3,245,310
NY Dormitory Authority
Court Facilities, Series 2001 2-2, 5.000% 01/15/21	2,500,000	2,741,725
Local Appropriated Total		5,987,035
Local General Obligations – 12.7%
NY Albany County
Series 2006, Insured: SYNC 4.125% 09/15/20	1,000,000	1,067,910
NY Babylon
Series 2004, Insured: AMBAC 5.000% 01/01/13	2,565,000	2,791,259
NY Monroe County
Series 1996, Insured: NPFGC 6.000% 03/01/16	1,210,000	1,433,814

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2009 A, Insured: AGC 5.000% 06/01/14	3,000,000	3,382,320
NY Nassau County
Series 2010 A, 4.000% 04/01/18	1,340,000	1,488,807
Series 2010 C, 4.000% 10/01/23	3,000,000	3,131,670
NY New York City
Series 2004 B, 5.250% 08/01/15	2,000,000	2,270,960
Series 2004 G, 5.000% 12/01/19	2,430,000	2,715,622
Series 2005 G, 5.250% 08/01/16	500,000	588,870
Series 2007 C: 4.250% 01/01/27	800,000	818,720
5.000% 01/01/15	4,000,000	4,572,800
Series 2007 D, 5.000% 02/01/24	2,000,000	2,162,340
Series 2007 D-1, 5.000% 12/01/21	2,000,000	2,225,980
Series 2008 I-1, 5.000% 02/01/23	2,000,000	2,199,660
NY Oyster Bay
Series 2009 A: 5.000% 02/15/15	1,000,000	1,155,530
5.000% 02/15/16	500,000	584,490
NY Red Hook Central School District
Series 2002, Insured: AGMC 5.125% 06/15/17	890,000	947,903
NY Sachem Central School District of Holbrook
Series 2006, Insured: NPFGC 4.250% 10/15/24	1,000,000	1,047,480
NY Somers Central School District
Series 2006, Insured: NPFGC: 4.000% 12/01/21	500,000	519,755
4.000% 12/01/22	500,000	517,755
NY Three Village Central School District
Series 2005, Insured: NPFGC 5.000% 06/01/18	1,000,000	1,198,100
NY Yonkers
Series 2005 B, Insured: NPFGC: 5.000% 08/01/21	2,425,000	2,533,301
5.000% 08/01/22	2,545,000	2,637,892
Local General Obligations Total		41,992,938

	Par ($)	Value ($)
Special Non-Property Tax – 16.6%
NY Dormitory Authority
Series 2005 B, Insured: AMBAC 5.500% 03/15/26	1,000,000	1,240,300
NY Environmental Facilities Corp.
Series 2004 A, Insured: NPFGC 5.000% 12/15/21	2,685,000	2,983,545
NY Erie County Fiscal Stability Authority
Series 2010 A, 4.750% 05/15/16	1,000,000	1,157,850
NY Housing Finance Agency
Series 2008 A, 5.000% 09/15/19	1,400,000	1,607,564
NY Local Government Assistance Corp.
Series 1993 E, 6.000% 04/01/14	3,475,000	3,876,397
Series 2003 A-1, Insured: AGMC 5.000% 04/01/12	5,000,000	5,318,800
NY Metropolitan Transportation Authority
Series 2004 A, Insured: NPFGC 5.250% 11/15/18	800,000	954,776
NY Nassau County Interim Finance Authority
Series 2004 I-1H, Insured: AMBAC 5.250% 11/15/15	5,000,000	5,797,950
NY New York City Transitional Finance Authority
Series 2009 A, 5.000% 05/01/27	5,000,000	5,547,600
NY Sales Tax Asset Receivables Corp.
Series 2004 A, Insured: NPFGC 5.000% 10/15/22	4,000,000	4,365,320
NY Thruway Authority
Series 2005 A, Insured: NPFGC 5.000% 04/01/22	500,000	552,720
Series 2005 B, Insured: AMBAC 5.000% 04/01/19	2,500,000	2,834,600
Series 2007, 5.000% 03/15/22	1,000,000	1,118,940
NY Transitional Finance Authority
Series 2003 B, 5.250% 08/01/17	2,000,000	2,225,220
Series 2005 A-1, 5.000% 11/01/19	3,000,000	3,403,920

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2006, 5.000% 07/15/11	3,000,000	3,090,750
Series 2007, Insured: NPFGC 5.000% 01/15/21	4,300,000	4,686,355
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2005 BB, Insured: AGMC 5.250% 07/01/22	1,000,000	1,082,580
VI Virgin Islands Public Finance Authority
Series 2010 A, 5.000% 10/01/25	2,755,000	2,839,689
Special Non-Property Tax Total		54,684,876
Special Property Tax – 0.3%
NY Industrial Development Agency
Series 2006, Insured: AMBAC 5.000% 01/01/19	850,000	878,135
Special Property Tax Total		878,135
State Appropriated – 8.5%
NY Dormitory Authority
4201 Schools Program, Series 2000, 6.250% 07/01/20	1,685,000	1,709,466
City University: Series 2002 B, Insured: AMBAC 5.250% 11/15/26 (05/15/12) (b)(c)	1,500,000	1,597,170
Series 2010 A, 5.000% 07/01/25	2,500,000	2,790,100
Consolidated 2nd Generation, Series 2000 A, Insured: AMBAC 6.125% 07/01/13	1,000,000	1,010,330
Series 1993 A: 5.250% 05/15/15	2,000,000	2,278,100
5.500% 05/15/19	2,500,000	2,937,575
Series 2000 C, Insured: AGMC 5.750% 05/15/17	1,250,000	1,516,363
Series 2005 A, Insured: NPFGC 5.500% 05/15/21	1,000,000	1,185,550
Series 2009 A, 5.000% 07/01/24	3,000,000	3,286,920
Series 2009, 5.500% 02/15/18	1,000,000	1,190,270

	Par ($)	Value ($)
NY Erie County Industrial Development Agency
City School District of Buffalo, Series 2008 A, Insured: AGMC 5.000% 05/01/18	1,000,000	1,172,660
NY Urban Development Corp.
Series 2008 B, 5.000% 01/01/26	3,125,000	3,357,312
Series 2008, 5.000% 01/01/22	2,000,000	2,211,560
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27 (02/01/12) (b)(c)	1,675,000	1,743,441
State Appropriated Total		27,986,817
State General Obligations – 0.8%
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007, 6.250% 07/01/23	2,250,000	2,573,032
State General Obligations Total		2,573,032
Tax-Backed Total		134,102,833
Transportation – 9.8%
Ports – 0.5%
NY Port Authority of New York & New Jersey
Series 2004, Insured: SYNC 5.000% 09/15/28	1,500,000	1,595,235
Ports Total		1,595,235
Toll Facilities – 5.4%
NY Buffalo & Fort Erie Public Bridge Authority
Series 2005, LOC: U.S. Bank N.A. 2.625% 01/01/25 (07/01/14) (b)(c)	4,000,000	4,053,920
NY Niagara Falls Bridge Commission
Series 1993 A, Insured: AGC 4.000% 10/01/19	2,000,000	2,192,420
NY Thruway Authority
Series 2008 A, 5.000% 04/01/21	1,000,000	1,124,240
Series 2010 A, 5.000% 04/01/23	3,000,000	3,429,120
NY Triborough Bridge & Tunnel Authority
Series 2002, 5.250% 11/15/13	2,015,000	2,290,028

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2006 A, 5.000% 11/15/19	2,000,000	2,271,420
Series 2008 A, 5.000% 11/15/21	2,000,000	2,264,060
Toll Facilities Total		17,625,208
Transportation – 3.9%
NY Metropolitan Transportation Authority
Series 2005 B, Insured: AMBAC 5.250% 11/15/24	750,000	866,610
Series 2005 C, 5.000% 11/15/16	750,000	866,542
Series 2006 A, Insured: CIFG 5.000% 11/15/22	2,280,000	2,464,566
Series 2006 B, 5.000% 11/15/16	1,500,000	1,733,085
Series 2007 B, 5.000% 11/15/22	1,500,000	1,628,445
Series 2008 C, 6.250% 11/15/23	3,570,000	4,253,084
Series 2008, 5.000% 11/15/30	1,000,000	1,121,990
Transportation Total		12,934,322
Transportation Total		32,154,765
Utilities – 7.8%
Investor Owned – 0.9%
NY Energy Research & Development Authority
Rochester Gas & Electric, Series 2004 A, Insured: NPFGC 4.750% 05/15/32 (07/01/16) (b)(c)	2,650,000	2,825,271
Investor Owned Total		2,825,271
Municipal Electric – 3.4%
NY Long Island Power Authority
Series 2009 A: 5.250% 04/01/21	1,000,000	1,130,950
5.500% 04/01/22	5,000,000	5,733,650
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: NPFGC 6.000% 07/01/12	1,000,000	1,077,220
Series 2010, 5.250% 07/01/24	3,000,000	3,225,870
Municipal Electric Total		11,167,690

	Par ($)	Value ($)
Water & Sewer – 3.5%
NY Municipal Water Finance Authority
Series 2002, Insured: AGMC 5.375% 06/15/16	5,000,000	5,382,650
NY Onondaga County Water Authority
Series 2005 A, Insured: AMBAC: 5.000% 09/15/22	895,000	980,696
5.000% 09/15/23	940,000	1,022,965
NY Rensselaer County Water Service & Sewer Authority
Series 2008: 5.100% 09/01/28	1,155,000	1,234,891
5.100% 09/01/28	1,060,000	1,118,025
NY Western Nassau County Water Authority
Series 2005, Insured: AMBAC 5.000% 05/01/22	1,765,000	1,906,182
Water & Sewer Total		11,645,409
Utilities Total		25,638,370
Total Municipal Bonds (cost of $302,564,915)		323,058,738
Investment Companies – 0.9%
	Shares
BofA New York Tax-Exempt Reserves, Capital Class (7 day yield of 0.000%) (e)	1,520,131	1,520,131
Dreyfus Cash Management Plus, Inc. (7 day yield of 0.240%)	1,488,393	1,488,393
Total Investment Companies (cost of $3,008,524)		3,008,524
Total Investments – 99.0% (cost of $305,573,439) (f)		326,067,262
Other Assets & Liabilities, Net – 1.0%		3,192,531
Net Assets – 100.0%		329,259,793

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2010.

(d)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2010

(e)  Investments in affiliates during the year ended October 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA New York Tax-Exempt Reserves, Capital Class (7 day yield of 0.000%)*	$2,168,911	$26,362,371	$(27,111,317)	$963	$–

*  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from November 1, 2009 through April 30, 2010.

(f)  Cost for federal income tax purposes is $305,498,486.

The following table summarizes the inputs used, as of October 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$–	$323,058,738	$–	$323,058,738
Total Investment Companies	3,008,524	–	–	3,008,524
Total Investments	$3,008,524	$323,058,738	$–	$326,067,262

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	40.7
Transportation	9.8
Education	9.6
Refunded/Escrowed	9.2
Pool/Bond Bank	7.9
Utilities	7.8
Health Care	7.7
Other Revenue	2.3
Housing	1.6
Resource Recovery	1.2
Other	0.3
98.1
Investment Companies	0.9
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AGC	Assured Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

SONYMA	State of New York Mortgage Agency

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds – 97.2%
	Par ($)	Value ($)
Education – 24.8%
Education – 22.2%
RI Economic Development Corp.
Higher Education Facility, University of Rhode Island, Series 1999, Insured: AGMC 5.000% 11/01/19	750,000	751,268
RI Health & Educational Building Corp.
Higher Education Facility: Brown University, Series 2007, 5.000% 09/01/18	1,000,000	1,178,730
Johnson & Wales University: Series 1999, Insured: NPFGC: 5.500% 04/01/15	1,000,000	1,113,220
5.500% 04/01/17	1,000,000	1,124,200
5.500% 04/01/18	1,420,000	1,592,842
Series 2003, Insured: SYNC 5.250% 04/01/16	1,485,000	1,570,996
Providence College, Series 2003 A, Insured: SYNC 5.000% 11/01/24	2,000,000	2,061,240
Rhode Island School of Design: Series 2003 A, Insured: AMBAC 5.000% 09/15/13	1,040,000	1,155,045
Series 2004 A, Insured: AMBAC 5.250% 09/15/20	1,020,000	1,119,654
Series 2004 D, Insured: SYNC: 5.500% 08/15/16	1,340,000	1,495,842
5.500% 08/15/17	1,345,000	1,484,907
Series 2008 A, 6.500% 09/15/28	3,000,000	3,402,600
Roger Williams University, Series 1998, Insured: AMBAC 5.125% 11/15/14	1,000,000	1,002,080
New England Institute, Series 2010, 5.000% 03/01/24	1,145,000	1,231,585
Series 2009 A, Insured: AGC 4.750% 09/15/24	1,000,000	1,073,320
Education Total		21,357,529

	Par ($)	Value ($)
Prep School – 1.6%
RI Health & Educational Building Corp.
Educational Institution Revenue, Times2 Academy, Series 2004, LOC: Citizens Bank 5.000% 12/15/24	1,500,000	1,536,975
Prep School Total		1,536,975
Student Loan – 1.0%
RI Student Loan Authority
Series 2010 A, 4.600% 12/01/20	885,000	914,426
Student Loan Total		914,426
Education Total		23,808,930
Health Care – 4.2%
Hospitals – 4.2%
RI Health & Educational Building Corp.
Rhode Island Hospital: Series 2006, Insured: AGMC 5.000% 05/15/26	2,000,000	2,100,560
Series 2006, Insured: AGMC 5.000% 05/15/13	900,000	972,900
Series 2009, Insured: AGC: 6.125% 05/15/27	400,000	452,648
6.250% 05/15/30	500,000	563,000
Hospitals Total		4,089,108
Health Care Total		4,089,108
Housing – 3.7%
Multi-Family – 1.0%
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008, 5.000% 12/01/13	800,000	870,024
RI Housing & Mortgage Finance Corp.
Multi-Family Housing, Series 1995 A, Insured: AMBAC 6.150% 07/01/17	60,000	60,138
Multi-Family Total		930,162
Single-Family – 2.7%
RI Housing & Mortgage Finance Corp.
Series 2003, 4.450% 04/01/17	2,000,000	2,033,780

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
RI Providence Housing Authority
Series 2008, 5.000% 09/01/24	565,000	598,945
Single-Family Total		2,632,725
Housing Total		3,562,887
Other – 14.6%
Other – 1.7%
RI Providence Housing Authority
Series 2008: 5.000% 09/01/25	590,000	621,264
5.000% 09/01/26	310,000	323,975
5.000% 09/01/27	690,000	715,696
Other Total		1,660,935
Pool/Bond Bank – 4.3%
RI Clean Water Finance Agency
Water Pollution Control Revenue: Revolving Fund, Pooled Loan Association: Series 2004 A, 4.750% 10/01/23	1,000,000	1,064,280
Series 2007 A, 4.750% 10/01/21	1,000,000	1,122,920
Series 2009 A, 5.000% 10/01/25	720,000	825,300
Safe Drinking Water Revolving, Series 2004 A, 5.000% 10/01/18	1,000,000	1,130,700
Pool/Bond Bank Total		4,143,200
Refunded/Escrowed (a) – 8.6%
RI Depositors Economic Protection Corp.
Special Obligation, Series 1993 A: Escrowed to Maturity, Insured: AGMC: 5.750% 08/01/14	1,000,000	1,142,400
5.750% 08/01/21	2,165,000	2,733,291
Pre-refunded 08/01/13, Insured: AGMC 5.750% 08/01/14	2,105,000	2,385,112
RI Health & Educational Building Corp.
Higher Education Facility, New England Institute, Series 2007, Pre-refunded 03/01/17, Insured: AMBAC 4.500% 03/01/26	500,000	562,860

	Par ($)	Value ($)
Hospital Financing Lifespan, Series 2002, Pre-refunded 08/15/12, 6.375% 08/15/21	1,295,000	1,414,593
Refunded/Escrowed Total		8,238,256
Other Total		14,042,391
Tax-Backed – 37.0%
Local Appropriated – 9.5%
RI Health & Educational Building Corp.
Series 2006 A, Insured: AGMC 5.000% 05/15/23	2,000,000	2,133,860
Series 2007 A, Insured: AGMC 5.000% 05/15/22	2,000,000	2,158,060
Series 2007 B, Insured: AMBAC 4.250% 05/15/19	250,000	264,155
Series 2007 C, Insured: AGMC 5.000% 05/15/21	1,500,000	1,646,940
Series 2008 A, Insured: AGMC 5.000% 05/15/19	1,765,000	1,993,850
RI Smithfield
Lease Participation Certificates, Wastewater Treatment Facility Loan, Series 2003 A, Insured: NPFGC 5.000% 11/15/12	855,000	924,999
Local Appropriated Total		9,121,864
Local General Obligations – 14.1%
RI Coventry
Series 2002, Insured: AMBAC: 5.000% 06/15/21	750,000	782,032
5.000% 06/15/22	750,000	780,615
RI Cranston
Series 2005, Insured: AMBAC 5.000% 07/15/15	2,280,000	2,621,430
Series 2008, Insured: AGMC: 4.750% 07/01/26	900,000	955,161
4.750% 07/01/27	945,000	996,493
RI Health & Educational Building Corp.
Series 2009 A, 5.000% 05/15/25	1,515,000	1,641,502

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
RI Johnston
Series 2004, Insured: SYNC 5.250% 06/01/19	525,000	549,759
Series 2005, Insured: AGMC: 4.750% 06/01/22	405,000	430,215
4.750% 06/01/23	425,000	449,416
4.750% 06/01/24	445,000	468,941
4.750% 06/01/25	460,000	483,230
Various Purpose, Series 2004, Insured: SYNC 5.250% 06/01/20	555,000	577,489
RI Newport
Series 2010, 5.000% 11/01/19	650,000	774,131
RI Providence
Series 2001 C, Insured: FGIC 5.500% 01/15/13	1,890,000	2,075,277
Local General Obligations Total		13,585,691
Special Non-Property Tax – 5.6%
RI Economic Development Corp.
Series 2000, Insured: RAD 6.125% 07/01/20	1,850,000	1,850,647
Series 2006 A, Insured AMBAC 5.000% 06/15/22	1,250,000	1,337,625
RI Convention Center Authority Revenue
Series 2005 A, Insured: AGMC: 5.000% 05/15/21	1,000,000	1,072,680
5.000% 05/15/23	1,005,000	1,068,627
Special Non-Property Tax Total		5,329,579
State Appropriated – 2.0%
RI & Providence Plantations
Series 2005 A, Insured: NPFGC 5.000% 10/01/19	1,200,000	1,307,028
RI Economic Development Corp.
Economic Development Revenue, East Greenwich Free Library Association, Series 2004: 4.500% 06/15/14	205,000	203,774
5.750% 06/15/24	415,000	402,036
State Appropriated Total		1,912,838

	Par ($)	Value ($)
State General Obligations – 5.8%
RI & Providence Plantations
Series 2005 A, Insured: AGMC 5.000% 08/01/17	2,000,000	2,284,500
Series 2006 A, Insured: AGMC 4.500% 08/01/20	2,000,000	2,164,340
Series 2006 C, Insured: NPFGC 5.000% 11/15/18	1,000,000	1,139,910
State General Obligations Total		5,588,750
Tax-Backed Total		35,538,722
Transportation – 7.6%
Airports – 2.7%
RI Economic Development Corp.
Rhode Island Airport Corp., Series 2008 C, Insured: AGC 5.000% 07/01/17	2,245,000	2,593,828
Airports Total		2,593,828
Transportation – 4.9%
RI Economic Development Corp.
Grant Anticipation Note, Rhode Island Department Transportation, Series 2003 C, Insured: AGMC 5.000% 06/15/14	2,225,000	2,458,046
Series 2009, Insured: AGC 5.250% 06/15/21	2,000,000	2,302,500
Transportation Total		4,760,546
Transportation Total		7,354,374
Utilities – 5.3%
Municipal Electric – 0.3%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN, Insured: NPFGC 5.250% 07/01/19	215,000	245,270
Municipal Electric Total		245,270
Water & Sewer – 5.0%
RI Kent County Water Authority
Series 2002 A, Insured: NPFGC: 5.000% 07/15/15	750,000	799,065
5.000% 07/15/16	1,265,000	1,344,632

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
RI Narragansett Bay Commission Wastewater System Revenue
Series 2005 A, Insured: NPFGC 5.000% 08/01/26	2,500,000	2,669,025
Water & Sewer Total		4,812,722
Utilities Total		5,057,992
Total Municipal Bonds (cost of $88,057,436)		93,454,404
Investment Companies – 1.8%
	Shares
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.130%) (b)	788,000	788,000
Dreyfus Tax Exempt Cash Management Fund (7 day yield of 0.110%)	902,050	902,050
Total Investment Companies (cost of $1,690,050)		1,690,050
Total Investments – 99.0% (cost of $89,747,486) (c)		95,144,454
Other Assets & Liabilities, Net – 1.0%		965,366
Net Assets – 100.0%		96,109,820

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Investments in affiliates during the year ended October 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BofA Tax-Exempt Reserves, Capital Class (7 day yield of 0.130%)*	$948,880	$6,292,705	$(7,020,585)	$374	$–

*  As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from November 1, 2009 through April 30, 2010.

(c)  Cost for federal income tax purposes is $89,703,509.

The following table summarizes the inputs used, as of October 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$–	$93,454,404	$–	$93,454,404
Total Investment Companies	1,690,050	–	–	1,690,050
Total Investments	$1,690,050	$93,454,404	$–	$95,144,454

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At October 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	37.0
Education	24.8
Refunded/Escrowed	8.6
Transportation	7.6
Utilities	5.3
Pool/Bond Bank	4.3
Health Care	4.2
Housing	3.7
Other	1.7
97.2
Investment Companies	1.8
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AGC	Assured Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

RAD	Radian Asset Assurance, Inc.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Tax-Exempt Bond Funds

October 31, 2010

	($)	($)	($)	($)	($)	($)
	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Assets
Investments, at identified cost	231,021,936	2,352,084,208	340,098,377	87,536,264	305,573,439	89,747,486
Investments, at value	244,398,914	2,478,684,172	364,536,592	91,982,645	326,067,262	95,144,454
Cash	619	986	359	44	524	733
Receivable for:
Fund shares sold	224,076	686,558	218,848	7,568	280,060	9,409
Interest	3,162,607	34,872,025	4,587,921	1,065,167	4,426,828	1,313,336
Expense reimbursement due from investment advisor	14,825	—	31,000	29,254	26,785	1,396
Trustees' deferred compensation plan	27,526	141,058	36,931	19,029	26,526	23,637
Prepaid expenses	1,597	27,725	2,282	513	6,513	606
Total Assets	247,830,164	2,514,412,524	369,413,933	93,104,220	330,834,498	96,493,571
Liabilities
Payable for:
Investments purchased	—	5,589,140	—	—	—	—
Investments purchased on a delayed delivery basis	—	—	—	773,709	—	—
Fund shares repurchased	203,535	1,011,045	278,418	52,556	523,525	1,450
Distributions	601,091	6,844,202	886,347	206,296	783,203	266,185
Investment advisory fee	101,332	874,796	150,416	37,553	139,764	39,823
Administration fee	14,442	143,030	21,062	5,277	13,774	5,536
Pricing and bookkeeping fees	9,511	22,385	11,514	6,597	10,600	6,488
Transfer agent fee	8,208	76,377	7,688	3,502	17,927	1,695
Trustees' fees	—	193,757	—	—	—	—
Audit fee	35,771	40,571	35,771	31,071	33,071	31,071
Custody fee	1,614	9,970	2,313	1,214	2,281	864
Distribution and service fees	10,233	27,610	18,067	5,402	11,285	1,535
Chief compliance officer expenses	47	72	47	44	47	45
Trustees' deferred compensation plan	27,526	141,058	36,931	19,029	26,526	23,637
Other liabilities	7,595	81,837	11,465	6,490	12,702	5,422
Total Liabilities	1,020,905	15,055,850	1,460,039	1,148,740	1,574,705	383,751
Net Assets	246,809,259	2,499,356,674	367,953,894	91,955,480	329,259,793	96,109,820
Net Assets Consist of
Paid-in capital	234,009,945	2,373,305,665	343,390,519	87,571,776	309,999,358	90,247,912
Undistributed net investment income	120,404	1,642,987	40,058	2,521	121,912	33,531
Accumulated net realized gain (loss)	(698,068)	(2,191,942)	85,102	(65,198)	(1,355,300)	431,409
Net unrealized appreciation (depreciation) on investments	13,376,978	126,599,964	24,438,215	4,446,381	20,493,823	5,396,968
Net Assets	246,809,259	2,499,356,674	367,953,894	91,955,480	329,259,793	96,109,820

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Columbia Tax-Exempt Bond Funds

October 31, 2010

	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Class A
Net assets	$11,458,454	$98,207,920	$30,998,000	$6,100,921	$12,109,653	$1,821,905
Shares outstanding	1,041,418	9,286,426	2,831,346	586,313	997,338	160,260
Net asset value per share (a)	$11.00	$10.58	$10.95	$10.41	$12.14	$11.37
Maximum sales charge	3.25%	3.25%	3.25%	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$11.37	$10.94	$11.32	$10.76	$12.55	$11.75
Class B
Net assets	$1,466,788	$3,285,158	$1,008,388	$848,618	$1,015,854	$282,393
Shares outstanding	133,310	310,639	92,105	81,556	83,664	24,840
Net asset value and offering price per share (a)	$11.00	$10.58	$10.95	$10.41	$12.14	$11.37
Class C
Net assets	$7,896,535	$21,902,842	$10,451,527	$5,291,772	$12,224,324	$1,639,442
Shares outstanding	717,682	2,071,133	954,638	508,550	1,006,783	144,210
Net asset value and offering price per share (a)	$11.00	$10.58	$10.95	$10.41	$12.14	$11.37
Class T
Net assets	$16,602,983	$10,243,170	$39,299,916	$3,611,065	$10,969,331	$8,643,296
Shares outstanding	1,508,981	968,585	3,589,616	347,031	903,418	760,290
Net asset value per share (a)	$11.00	$10.58	$10.95	$10.41	$12.14	$11.37
Maximum sales charge	4.75%	4.75%	4.75%	4.75%	4.75%	4.75%
Maximum offering price per share (b)	$11.55	$11.11	$11.50	$10.93	$12.75	$11.94
Class Z
Net assets	$209,384,499	$2,365,717,584	$286,196,063	$76,103,104	$292,940,631	$83,722,784
Shares outstanding	19,030,109	223,700,665	26,141,058	7,313,712	24,126,216	7,364,535
Net asset value, offering and redemption price per share	$11.00	$10.58	$10.95	$10.41	$12.14	$11.37

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Tax-Exempt Bond Funds

For the Year Ended October 31, 2010

	($)	($)	($)	($)	($)	($)
	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Investment Income
Interest	9,554,932	104,721,020	14,271,584	3,341,977	12,897,669	4,365,016
Dividends	942	23,662	1,739	942	1,416	387
Dividends from affiliates	1,656	9,027	899	739	963	374
Total Investment Income	9,557,530	104,753,709	14,274,222	3,343,658	12,900,048	4,365,777
Expenses
Investment advisory fee	1,183,608	10,257,413	1,730,545	403,528	1,544,707	489,130
Administration fee	165,183	1,676,342	241,511	56,302	215,576	68,287
Distribution fee:
Class B	12,517	28,342	8,220	7,572	8,643	2,157
Class C	60,248	124,277	72,097	38,733	66,189	11,691
Service fee:
Class A	28,798	180,568	59,099	13,620	26,064	4,873
Class B	4,172	8,720	2,740	2,524	2,881	719
Class C	20,083	38,240	24,033	12,911	22,063	3,897
Shareholder service fee—Class T	25,386	15,662	59,611	5,523	16,933	—
Transfer agent fee	37,026	905,649	51,126	20,057	65,347	10,292
Pricing and bookkeeping fees	94,726	202,351	114,829	63,258	107,342	65,539
Trustees' fees	21,740	120,543	25,193	15,760	24,577	16,778
Custody fee	12,379	64,434	15,511	8,082	14,557	9,632
Registration fees	73,213	74,189	53,397	78,015	78,949	77,696
Chief compliance officer expenses	1,049	2,647	1,129	929	1,091	945
Other expenses	117,433	457,510	135,641	85,311	129,473	90,681
Total Expenses	1,857,561	14,156,887	2,594,682	812,125	2,324,392	852,317
Fees waived or expenses reimbursed by investment advisor	(350,377)	—	(386,319)	(269,057)	(411,967)	(268,410)
Fees waived by distributor—Class C	(28,116)	(86,038)	(33,645)	(18,076)	(30,888)	(5,456)
Expense reductions	(1)	(33)	(7)	(8)	(1)	(2)
Net Expenses	1,479,067	14,070,816	2,174,711	524,984	1,881,536	578,449
Net Investment Income	8,078,463	90,682,893	12,099,511	2,818,674	11,018,512	3,787,328
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	291,778	7,892,345	674,382	96,926	832,245	605,728
Net change in unrealized appreciation (depreciation) on investments	6,931,679	78,080,777	10,658,291	2,307,602	9,266,759	1,532,979
Net Gain	7,223,457	85,973,122	11,332,673	2,404,528	10,099,004	2,138,707
Net Increase Resulting from Operations	15,301,920	176,656,015	23,432,184	5,223,202	21,117,516	5,926,035

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Tax-Exempt Bond Funds

Increase (Decrease) in Net Assets	Columbia Connecticut Intermediate Municipal Bond Fund		Columbia Intermediate Municipal Bond Fund		Columbia Massachusetts Intermediate Municipal Bond Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2010 ($)	2009 ($)	2010 ($)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income	8,078,463	8,055,023	90,682,893	94,255,634	12,099,511	11,845,167
Net realized gain (loss) on investments	291,778	(492,173)	7,892,345	(3,339,214)	674,382	(297,655)
Net change in unrealized appreciation (depreciation) on investments	6,931,679	13,832,643	78,080,777	148,190,263	10,658,291	22,331,983
Net increase resulting from operations	15,301,920	21,395,493	176,656,015	239,106,683	23,432,184	33,879,495
Distributions to Shareholders
From net investment income:
Class A	(353,945)	(450,639)	(3,101,683)	(2,933,217)	(738,782)	(519,720)
Class B	(38,882)	(63,278)	(121,831)	(175,510)	(26,514)	(35,883)
Class C	(214,718)	(204,367)	(617,797)	(530,626)	(264,676)	(182,209)
Class T	(536,836)	(607,460)	(364,131)	(395,429)	(1,295,640)	(1,342,105)
Class Z	(6,921,044)	(6,716,949)	(86,466,275)	(90,216,298)	(9,763,840)	(9,752,336)
Total distributions to shareholders	(8,065,425)	(8,042,693)	(90,671,717)	(94,251,080)	(12,089,452)	(11,832,253)
Net Capital Stock Transactions	948,570	17,891,268	(90,152,111)	(59,743,337)	8,790,813	10,919,161
Increase from regulatory settlements	—	—	7,268	15,125	—	—
Total increase (decrease) in net assets	8,185,065	31,244,068	(4,160,545)	85,127,391	20,133,545	32,966,403
Net Assets
Beginning of period	238,624,194	207,380,126	2,503,517,219	2,418,389,828	347,820,349	314,853,946
End of period	246,809,259	238,624,194	2,499,356,674	2,503,517,219	367,953,894	347,820,349
Undistributed net investment income at end of period	120,404	110,411	1,642,987	1,640,134	40,058	53,828

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia New Jersey Intermediate Municipal Bond Fund		Columbia New York Intermediate Municipal Bond Fund		Columbia Rhode Island Intermediate Municipal Bond Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2010 ($)	2009 ($)	2010 ($)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income	2,818,674	2,691,786	11,018,512	10,972,162	3,787,328	4,312,340
Net realized gain (loss) on investments	96,926	(73,736)	832,245	(1,264,724)	605,728	(35,554)
Net change in unrealized appreciation (depreciation) on investments	2,307,602	4,073,699	9,266,759	20,051,345	1,532,979	6,301,420
Net increase resulting from operations	5,223,202	6,691,749	21,117,516	29,758,783	5,926,035	10,578,206
Distributions to Shareholders
From net investment income:
Class A	(172,823)	(146,448)	(333,813)	(193,342)	(67,846)	(110,020)
Class B	(24,763)	(35,839)	(28,401)	(41,787)	(7,818)	(9,340)
Class C	(143,615)	(109,078)	(245,099)	(110,077)	(47,835)	(39,745)
Class T	(120,962)	(134,487)	(373,466)	(411,917)	(323,864)	(361,856)
Class Z	(2,352,659)	(2,261,741)	(10,027,620)	(10,203,987)	(3,327,511)	(3,778,397)
Total distributions to shareholders	(2,814,822)	(2,687,593)	(11,008,399)	(10,961,110)	(3,774,874)	(4,299,358)
Net Capital Stock Transactions	11,261,840	8,081,346	(1,442,194)	9,784,444	(12,541,894)	(12,753,431)
Increase from regulatory settlements	—	—	—	—	—	—
Total increase (decrease) in net assets	13,670,220	12,085,502	8,666,923	28,582,117	(10,390,733)	(6,474,583)
Net Assets
Beginning of period	78,285,260	66,199,758	320,592,870	292,010,753	106,500,553	112,975,136
End of period	91,955,480	78,285,260	329,259,793	320,592,870	96,109,820	106,500,553
Undistributed net investment income at end of period	2,521	8,750	121,912	112,524	33,531	27,117

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Connecticut Intermediate Municipal Bond Fund				Columbia Intermediate Municipal Bond Fund
	Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	303,308	3,283,354	405,219	4,244,909	1,748,658	18,289,596	2,387,216	24,001,620
Distributions reinvested	18,009	195,913	12,785	135,265	160,991	1,677,504	170,633	1,709,779
Redemptions	(296,407)	(3,239,906)	(606,123)	(6,438,933)	(1,005,078)	(10,457,752)	(2,300,100)	(22,642,655)
Net increase (decrease)	24,910	239,361	(188,119)	(2,058,759)	904,571	9,509,348	257,749	3,068,744
Class B
Subscriptions	515	5,604	15,429	160,451	19,947	206,587	118,032	1,165,454
Distributions reinvested	1,871	20,309	3,235	34,050	5,054	52,594	9,143	91,486
Redemptions	(55,775)	(602,226)	(83,321)	(883,798)	(232,484)	(2,423,174)	(219,857)	(2,187,645)
Net decrease	(53,389)	(576,313)	(64,657)	(689,297)	(207,483)	(2,163,993)	(92,682)	(930,705)
Class C
Subscriptions	111,049	1,208,515	205,202	2,176,753	716,989	7,479,848	691,693	6,924,435
Distributions reinvested	10,357	112,549	9,422	99,381	31,273	326,545	25,982	260,876
Redemptions	(156,669)	(1,707,837)	(78,486)	(829,845)	(370,715)	(3,863,631)	(336,932)	(3,375,628)
Net increase (decrease)	(35,263)	(386,773)	136,138	1,446,289	377,547	3,942,762	380,743	3,809,683
Class T
Subscriptions	1,816	19,819	9,086	94,195	6,897	71,604	10,647	106,415
Distributions reinvested	31,495	342,198	36,984	389,682	27,048	282,170	31,960	319,889
Redemptions	(104,602)	(1,146,463)	(202,016)	(2,122,037)	(89,317)	(933,970)	(140,315)	(1,398,136)
Net decrease	(71,291)	(784,446)	(155,946)	(1,638,160)	(55,372)	(580,196)	(97,708)	(971,832)
Class Z
Subscriptions	2,775,544	30,001,521	5,818,292	61,114,833	32,595,193	339,577,862	50,746,846	505,763,698
Distributions reinvested	20,374	221,500	19,180	201,904	481,137	5,023,176	470,049	4,704,407
Redemptions	(2,557,640)	(27,766,280)	(3,856,922)	(40,485,542)	(42,784,437)	(445,461,070)	(58,121,757)	(575,187,332)
Net increase (decrease)	238,278	2,456,741	1,980,550	20,831,195	(9,708,107)	(100,860,032)	(6,904,862)	(64,719,227)

See Accompanying Notes to Financial Statements.

	Columbia Massachusetts Intermediate Municipal Bond Fund
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,488,866	16,105,857	1,282,523	13,459,991
Distributions reinvested	47,803	517,301	40,530	424,695
Redemptions	(218,566)	(2,353,796)	(1,015,055)	(10,675,957)
Net increase (decrease)	1,318,103	14,269,362	307,998	3,208,729
Class B
Subscriptions	3,269	34,954	11,902	126,007
Distributions reinvested	1,672	18,074	2,437	25,464
Redemptions	(28,067)	(302,382)	(44,490)	(464,998)
Net decrease	(23,126)	(249,354)	(30,151)	(313,527)
Class C
Subscriptions	196,020	2,113,354	474,966	5,005,078
Distributions reinvested	14,860	160,835	10,473	110,155
Redemptions	(91,547)	(985,273)	(57,720)	(603,162)
Net increase (decrease)	119,333	1,288,916	427,719	4,512,071
Class T
Subscriptions	76,782	829,441	43,452	458,691
Distributions reinvested	82,678	893,570	100,026	1,046,355
Redemptions	(267,991)	(2,905,398)	(251,063)	(2,617,394)
Net decrease	(108,531)	(1,182,387)	(107,585)	(1,112,348)
Class Z
Subscriptions	3,255,986	35,121,921	4,735,509	49,585,669
Distributions reinvested	36,763	397,351	35,326	368,506
Redemptions	(3,785,462)	(40,854,996)	(4,365,772)	(45,329,939)
Net increase (decrease)	(492,713)	(5,335,724)	405,063	4,624,236

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia New Jersey Intermediate Municipal Bond Fund				Columbia New York Intermediate Municipal Bond Fund
	Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	277,971	2,863,532	243,991	2,429,810	478,825	5,730,066	505,381	5,839,572
Distributions reinvested	10,701	109,859	11,084	110,606	18,379	220,696	10,827	125,608
Redemptions	(194,272)	(1,998,095)	(130,819)	(1,295,924)	(218,401)	(2,615,167)	(178,567)	(2,036,606)
Net increase (decrease)	94,400	975,296	124,256	1,244,492	278,803	3,335,595	337,641	3,928,574
Class B
Subscriptions	1,043	10,900	26,683	263,413	2,035	24,239	20,131	229,804
Distributions reinvested	1,606	16,479	2,627	26,188	1,544	18,501	2,177	25,103
Redemptions	(40,272)	(412,062)	(30,538)	(305,025)	(43,448)	(517,698)	(35,083)	(406,546)
Net decrease	(37,623)	(384,683)	(1,228)	(15,424)	(39,869)	(474,958)	(12,775)	(151,639)
Class C
Subscriptions	129,639	1,329,439	198,665	1,986,065	623,030	7,468,377	310,595	3,624,543
Distributions reinvested	7,823	80,446	5,310	53,060	12,866	154,565	6,228	72,131
Redemptions	(86,099)	(882,145)	(17,129)	(172,998)	(127,407)	(1,529,777)	(58,753)	(687,170)
Net increase	51,363	527,740	186,846	1,866,127	508,489	6,093,165	258,070	3,009,504
Class T
Subscriptions	1,283	13,214	1,072	10,700	1,076	13,005	6,973	80,110
Distributions reinvested	9,529	97,964	11,742	116,938	22,853	274,010	27,508	317,260
Redemptions	(32,258)	(329,735)	(47,174)	(462,865)	(112,392)	(1,345,005)	(87,403)	(1,005,333)
Net decrease	(21,446)	(218,557)	(34,360)	(335,227)	(88,463)	(1,057,990)	(52,922)	(607,963)
Class Z
Subscriptions	2,313,613	23,802,968	2,037,952	20,181,627	4,518,249	54,195,494	7,038,673	80,899,423
Distributions reinvested	12,611	129,671	9,035	90,223	99,006	1,186,737	98,497	1,133,982
Redemptions	(1,317,897)	(13,570,595)	(1,511,173)	(14,950,472)	(5,414,439)	(64,720,237)	(6,895,445)	(78,427,437)
Net increase (decrease)	1,008,327	10,362,044	535,814	5,321,378	(797,184)	(9,338,006)	241,725	3,605,968

See Accompanying Notes to Financial Statements.

	Columbia Rhode Island Intermediate Municipal Bond Fund
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	44,492	501,029	38,275	412,636
Distributions reinvested	4,637	52,146	8,994	98,384
Redemptions	(107,316)	(1,204,193)	(137,327)	(1,500,072)
Net increase (decrease)	(58,187)	(651,018)	(90,058)	(989,052)
Class B
Subscriptions	197	2,220	231	2,527
Distributions reinvested	325	3,660	403	4,423
Redemptions	(1,020)	(11,656)	(4,445)	(50,156)
Net decrease	(498)	(5,776)	(3,811)	(43,206)
Class C
Subscriptions	11,314	127,769	62,236	681,349
Distributions reinvested	2,688	30,283	1,782	19,616
Redemptions	(13,942)	(155,845)	(7,056)	(75,624)
Net increase	60	2,207	56,962	625,341
Class T
Subscriptions	8,947	101,836	7,072	75,796
Distributions reinvested	19,490	219,455	23,056	252,812
Redemptions	(54,927)	(615,683)	(99,563)	(1,102,004)
Net decrease	(26,490)	(294,392)	(69,435)	(773,396)
Class Z
Subscriptions	396,428	4,461,109	440,871	4,877,187
Distributions reinvested	8,532	95,812	11,608	127,128
Redemptions	(1,431,317)	(16,149,836)	(1,515,384)	(16,577,433)
Net increase (decrease)	(1,026,357)	(11,592,915)	(1,062,905)	(11,573,118)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.69		$10.06		$10.62		$10.76	$10.69
Income from Investment Operations:
Net investment income (a)	0.33		0.35		0.37		0.36	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	0.31		0.63		(0.55)		(0.15)	0.07
Total from investment operations	0.64		0.98		(0.18)		0.21	0.43
Less Distributions to Shareholders:
From net investment income	(0.33)		(0.35)		(0.38)		(0.35)	(0.36)
Net Asset Value, End of Period	$11.00		$10.69		$10.06		$10.62	$10.76
Total return (b)	6.10	%(c)	9.87	%(c)	(1.80	)%(c)	2.03%	4.13%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.80%		0.78%		0.75%		1.06%	1.00%
Waiver/Reimbursement	0.14%		0.16%		0.21%		—	—
Net investment income (d)	3.08%		3.35%		3.55%		3.35%	3.41%
Portfolio turnover rate	10%		12%		4%		10%	10%
Net assets, end of period (000s)	$11,458		$10,863		$12,115		$2,566	$7,586

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.69		$10.06		$10.62		$10.76	$10.69
Income from Investment Operations:
Net investment income (a)	0.25		0.28		0.30		0.28	0.28
Net realized and unrealized gain (loss) on investments and futures contracts	0.31		0.62		(0.56)		(0.15)	0.07
Total from investment operations	0.56		0.90		(0.26)		0.13	0.35
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.27)		(0.30)		(0.27)	(0.28)
Net Asset Value, End of Period	$11.00		$10.69		$10.06		$10.62	$10.76
Total return (b)	5.31	%(c)	9.05	%(c)	(2.52	)%(c)	1.27%	3.35%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.55%		1.53%		1.50%		1.81%	1.75%
Waiver/Reimbursement	0.14%		0.16%		0.21%		—	—
Net investment income (d)	2.34%		2.62%		2.86%		2.58%	2.66%
Portfolio turnover rate	10%		12%		4%		10%	10%
Net assets, end of period (000s)	$1,467		$1,995		$2,528		$2,767	$3,941

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.69	$10.06	$10.62	$10.76	$10.69
Income from Investment Operations:
Net investment income (a)	0.29	0.31	0.34	0.31	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.31	0.63	(0.56)	(0.14)	0.07
Total from investment operations	0.60	0.94	(0.22)	0.17	0.39
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.31)	(0.34)	(0.31)	(0.32)
Net Asset Value, End of Period	$11.00	$10.69	$10.06	$10.62	$10.76
Total return (b)(c)	5.68%	9.43%	(2.18)%	1.63%	3.72%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.20%	1.18%	1.15%	1.46%	1.40%
Waiver/Reimbursement	0.49%	0.51%	0.56%	0.35%	0.35%
Net investment income (d)	2.68%	2.94%	3.20%	2.93%	3.01%
Portfolio turnover rate	10%	12%	4%	10%	10%
Net assets, end of period (000s)	$7,897	$8,047	$6,203	$4,993	$6,436

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.69		$10.06		$10.62		$10.76	$10.69
Income from Investment Operations:
Net investment income (a)	0.35		0.36		0.39		0.37	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.30		0.63		(0.56)		(0.15)	0.07
Total from investment operations	0.65		0.99		(0.17)		0.22	0.44
Less Distributions to Shareholders:
From net investment income	(0.34)		(0.36)		(0.39)		(0.36)	(0.37)
Net Asset Value, End of Period	$11.00		$10.69		$10.06		$10.62	$10.76
Total return (b)	6.21	%(c)	9.98	%(c)	(1.68	)%(c)	2.14%	4.23%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.70%		0.68%		0.65%		0.96%	0.90%
Waiver/Reimbursement	0.14%		0.16%		0.21%		—	—
Net investment income (d)	3.18%		3.46%		3.71%		3.43%	3.51%
Portfolio turnover rate	10%		12%		4%		10%	10%
Net assets, end of period (000s)	$16,603		$16,889		$17,461		$19,753	$22,676

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.69		$10.06		$10.62		$10.76	$10.69
Income from Investment Operations:
Net investment income (a)	0.36		0.38		0.41		0.38	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.31		0.63		(0.56)		(0.14)	0.07
Total from investment operations	0.67		1.01		(0.15)		0.24	0.46
Less Distributions to Shareholders:
From net investment income	(0.36)		(0.38)		(0.41)		(0.38)	(0.39)
Net Asset Value, End of Period	$11.00		$10.69		$10.06		$10.62	$10.76
Total return (b)	6.37	%(c)	10.14	%(c)	(1.53	)%(c)	2.29%	4.39%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.55%		0.53%		0.50%		0.81%	0.75%
Waiver/Reimbursement	0.14%		0.16%		0.21%		—	—
Net investment income (d)	3.33%		3.60%		3.86%		3.58%	3.65%
Portfolio turnover rate	10%		12%		4%		10%	10%
Net assets, end of period (000s)	$209,384		$200,830		$169,072		$138,817	$138,865

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2010	2009		2008		2007		2006
Net Asset Value, Beginning of Period	$10.22	$9.62		$10.22		$10.39		$10.31
Income from Investment Operations:
Net investment income (a)	0.36	0.37		0.38		0.38		0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.36	0.60		(0.60)		(0.17)		0.10
Total from investment operations	0.72	0.97		(0.22)		0.21		0.48
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.37)		(0.38)		(0.38)		(0.38)
From net realized gains	—	—		—		—		(0.02)
Total distributions to shareholders	(0.36)	(0.37)		(0.38)		(0.38)		(0.40)
Increase from regulatory settlements	— (b)	—	(b)	—		—		—
Net Asset Value, End of Period	$10.58	$10.22		$9.62		$10.22		$10.39
Total return (c)	7.13%	10.19	%(d)	(2.25	)%(d)	2.08	%(d)	4.76	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.75%	0.73%		0.70%		0.70%		0.70%
Waiver/Reimbursement	—	0.01%		0.02%		0.02%		0.05%
Net investment income (e)	3.43%	3.66%		3.76%		3.72%		3.74%
Portfolio turnover rate	13%	23%		14%		25%		18%
Net assets, end of period (000s)	$98,208	$85,642		$78,126		$89,905		$102,899

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2010	2009		2008		2007		2006
Net Asset Value, Beginning of Period	$10.22	$9.62		$10.22		$10.39		$10.31
Income from Investment Operations:
Net investment income (a)	0.29	0.30		0.32		0.32		0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.36	0.60		(0.60)		(0.18)		0.09
Total from investment operations	0.65	0.90		(0.28)		0.14		0.41
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.30)		(0.32)		(0.31)		(0.31)
From net realized gains	—	—		—		—		(0.02)
Total distributions to shareholders	(0.29)	(0.30)		(0.32)		(0.31)		(0.33)
Increase from regulatory settlements	— (b)	—	(b)	—		—		—
Net Asset Value, End of Period	$10.58	$10.22		$9.62		$10.22		$10.39
Total return (c)	6.44%	9.48	%(d)	(2.88	)%(d)	1.42	%(d)	4.09	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.40%	1.38%		1.35%		1.35%		1.35%
Waiver/Reimbursement	—	0.01%		0.02%		0.02%		0.05%
Net investment income (e)	2.80%	3.03%		3.11%		3.07%		3.10%
Portfolio turnover rate	13%	23%		14%		25%		18%
Net assets, end of period (000s)	$3,285	$5,294		$5,874		$8,133		$12,203

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.22	$9.62	$10.22	$10.39	$10.31
Income from Investment Operations:
Net investment income (a)	0.34	0.35	0.36	0.36	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	0.36	0.60	(0.60)	(0.17)	0.10
Total from investment operations	0.70	0.95	(0.24)	0.19	0.46
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.35)	(0.36)	(0.36)	(0.36)
From net realized gains	—	—	—	—	(0.02)
Total distributions to shareholders	(0.34)	(0.35)	(0.36)	(0.36)	(0.38)
Increase from regulatory settlements	— (b)	— (b)	—	—	—
Net Asset Value, End of Period	$10.58	$10.22	$9.62	$10.22	$10.39
Total return (c)(d)	6.92%	9.97%	(2.45)%	1.88%	4.55%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.95%	0.93%	0.90%	0.90%	0.90%
Waiver/Reimbursement	0.45%	0.46%	0.47%	0.47%	0.50%
Net investment income (e)	3.23%	3.45%	3.56%	3.52%	3.55%
Portfolio turnover rate	13%	23%	14%	25%	18%
Net assets, end of period (000s)	$21,903	$17,304	$12,625	$10,506	$11,796

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2010	2009		2008		2007 (a)		2006
Net Asset Value, Beginning of Period	$10.22	$9.62		$10.22		$10.39		$10.31
Income from Investment Operations:
Net investment income (b)	0.36	0.37		0.39		0.39		0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.36	0.60		(0.60)		(0.17)		0.10
Total from investment operations	0.72	0.97		(0.21)		0.22		0.49
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.37)		(0.39)		(0.39)		(0.39)
From net realized gains	—	—		—		—		(0.02)
Total distributions to shareholders	(0.36)	(0.37)		(0.39)		(0.39)		(0.41)
Increase from regulatory settlements	— (c)	—	(c)	—		—		—
Net Asset Value, End of Period	$10.58	$10.22		$9.62		$10.22		$10.39
Total return (d)	7.19%	10.25	%(e)	(2.20	)%(e)	2.14	%(e)	4.81	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.70%	0.68%		0.65%		0.65%		0.65%
Waiver/Reimbursement	—	0.01%		0.02%		0.02%		0.05%
Net investment income (f)	3.49%	3.72%		3.81%		3.77%		3.80%
Portfolio turnover rate	13%	23%		14%		25%		18%
Net assets, end of period (000s)	$10,243	$10,462		$10,786		$13,170		$14,998

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2010	2009		2008		2007		2006
Net Asset Value, Beginning of Period	$10.22	$9.62		$10.22		$10.39		$10.31
Income from Investment Operations:
Net investment income (a)	0.38	0.39		0.40		0.40		0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.36	0.60		(0.60)		(0.17)		0.10
Total from investment operations	0.74	0.99		(0.20)		0.23		0.50
Less Distributions to Shareholders:
From net investment income	(0.38)	(0.39)		(0.40)		(0.40)		(0.40)
From net realized gains	—	—		—		—		(0.02)
Total distributions to shareholders	(0.38)	(0.39)		(0.40)		(0.40)		(0.42)
Increase from regulatory settlements	— (b)	—	(b)	—		—		—
Net Asset Value, End of Period	$10.58	$10.22		$9.62		$10.22		$10.39
Total return (c)	7.35%	10.41	%(d)	(2.05	)%(d)	2.29	%(d)	4.97	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.55%	0.53%		0.50%		0.50%		0.50%
Waiver/Reimbursement	—	0.01%		0.02%		0.02%		0.05%
Net investment income (e)	3.64%	3.87%		3.96%		3.92%		3.94%
Portfolio turnover rate	13%	23%		14%		25%		18%
Net assets, end of period (000s)	$2,365,718	$2,384,815		$2,310,978		$2,207,710		$2,331,279

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.61		$9.90		$10.35		$10.50	$10.49
Income from Investment Operations:
Net investment income (a)	0.34		0.35		0.36		0.34	0.35
Net realized and unrealized gain (loss) on investments and futures contracts	0.34		0.71		(0.44)		(0.14)	0.09
Total from investment operations	0.68		1.06		(0.08)		0.20	0.44
Less Distributions to Shareholders:
From net investment income	(0.34)		(0.35)		(0.37)		(0.34)	(0.35)
From net realized gains	—		—		—	(b)	(0.01)	(0.08)
Total distributions to shareholders	(0.34)		(0.35)		(0.37)		(0.35)	(0.43)
Net Asset Value, End of Period	$10.95		$10.61		$9.90		$10.35	$10.50
Total return (c)	6.51	%(d)	10.78	%(d)	(0.88	)%(d)	2.00%	4.33%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80%		0.78%		0.75%		0.99%	0.95%
Waiver/Reimbursement	0.11%		0.12%		0.17%		—	—
Net investment income (e)	3.12%		3.30%		3.51%		3.29%	3.39%
Portfolio turnover rate	9%		8%		10%		15%	18%
Net assets, end of period (000s)	$30,998		$16,049		$11,936		$6,914	$7,603

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.61		$9.90		$10.35		$10.50	$10.49
Income from Investment Operations:
Net investment income (a)	0.26		0.27		0.29		0.26	0.27
Net realized and unrealized gain (loss) on investments and futures contracts	0.34		0.71		(0.45)		(0.13)	0.09
Total from investment operations	0.60		0.98		(0.16)		0.13	0.36
Less Distributions to Shareholders:
From net investment income	(0.26)		(0.27)		(0.29)		(0.27)	(0.27)
From net realized gains	—		—		—	(b)	(0.01)	(0.08)
Total distributions to shareholders	(0.26)		(0.27)		(0.29)		(0.28)	(0.35)
Net Asset Value, End of Period	$10.95		$10.61		$9.90		$10.35	$10.50
Total return (c)	5.72	%(d)	9.96	%(d)	(1.61	)%(d)	1.24%	3.55%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.55%		1.53%		1.50%		1.74%	1.70%
Waiver/Reimbursement	0.11%		0.12%		0.17%		—	—
Net investment income (e)	2.42%		2.59%		2.78%		2.55%	2.64%
Portfolio turnover rate	9%		8%		10%		15%	18%
Net assets, end of period (000s)	$1,008		$1,222		$1,440		$1,650	$2,496

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.61	$9.90	$10.35	$10.50	$10.49
Income from Investment Operations:
Net investment income (a)	0.30	0.30	0.32	0.30	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.34	0.72	(0.44)	(0.14)	0.09
Total from investment operations	0.64	1.02	(0.12)	0.16	0.40
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.31)	(0.33)	(0.30)	(0.31)
From net realized gains	—	—	— (b)	(0.01)	(0.08)
Total distributions to shareholders	(0.30)	(0.31)	(0.33)	(0.31)	(0.39)
Net Asset Value, End of Period	$10.95	$10.61	$9.90	$10.35	$10.50
Total return (c)(d)	6.09%	10.34%	(1.27)%	1.59%	3.91%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.20%	1.18%	1.15%	1.39%	1.35%
Waiver/Reimbursement	0.46%	0.47%	0.52%	0.35%	0.35%
Net investment income (e)	2.75%	2.88%	3.13%	2.89%	2.99%
Portfolio turnover rate	9%	8%	10%	15%	18%
Net assets, end of period (000s)	$10,452	$8,859	$4,036	$3,792	$4,974

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2010		2009		2008		2007 (a)	2006
Net Asset Value, Beginning of Period	$10.61		$9.90		$10.35		$10.50	$10.49
Income from Investment Operations:
Net investment income (b)	0.35		0.36		0.38		0.35	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	0.34		0.71		(0.45)		(0.13)	0.09
Total from investment operations	0.69		1.07		(0.07)		0.22	0.45
Less Distributions to Shareholders:
From net investment income	(0.35)		(0.36)		(0.38)		(0.36)	(0.36)
From net realized gains	—		—		—	(c)	(0.01)	(0.08)
Total distributions to shareholders	(0.35)		(0.36)		(0.38)		(0.37)	(0.44)
Net Asset Value, End of Period	$10.95		$10.61		$9.90		$10.35	$10.50
Total return (d)	6.62	%(e)	10.89	%(e)	(0.77	)%(e)	2.10%	4.43%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.70%		0.68%		0.65%		0.89%	0.85%
Waiver/Reimbursement	0.11%		0.12%		0.17%		—	—
Net investment income (f)	3.26%		3.43%		3.63%		3.40%	3.49%
Portfolio turnover rate	9%		8%		10%		15%	18%
Net assets, end of period (000s)	$39,300		$39,221		$37,689		$42,468	$46,787

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.61		$9.90		$10.35		$10.50	$10.49
Income from Investment Operations:
Net investment income (a)	0.37		0.37		0.39		0.37	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.34		0.71		(0.45)		(0.14)	0.09
Total from investment operations	0.71		1.08		(0.06)		0.23	0.47
Less Distributions to Shareholders:
From net investment income	(0.37)		(0.37)		(0.39)		(0.37)	(0.38)
From net realized gains	—		—		—	(b)	(0.01)	(0.08)
Total distributions to shareholders	(0.37)		(0.37)		(0.39)		(0.38)	(0.46)
Net Asset Value, End of Period	$10.95		$10.61		$9.90		$10.35	$10.50
Total return (c)	6.77	%(d)	11.06	%(d)	(0.62	)%(d)	2.25%	4.59%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.55%		0.53%		0.50%		0.74%	0.70%
Waiver/Reimbursement	0.11%		0.12%		0.17%		—	—
Net investment income (e)	3.41%		3.58%		3.78%		3.55%	3.64%
Portfolio turnover rate	9%		8%		10%		15%	18%
Net assets, end of period (000s)	$286,196		$282,469		$259,753		$254,639	$250,224

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.11		$9.55		$10.08		$10.26	$10.23
Income from Investment Operations:
Net investment income (a)	0.33		0.35		0.37		0.33	0.34
Net realized and unrealized gain (loss) on investments and futures contracts	0.30		0.56		(0.53)		(0.15)	0.10
Total from investment operations	0.63		0.91		(0.16)		0.18	0.44
Less Distributions to Shareholders:
From net investment income	(0.33)		(0.35)		(0.37)		(0.33)	(0.34)
From net realized gains	—		—		—		(0.03)	(0.07)
Total distributions to shareholders	(0.33)		(0.35)		(0.37)		(0.36)	(0.41)
Net Asset Value, End of Period	$10.41		$10.11		$9.55		$10.08	$10.26
Total return (b)	6.29	%(c)	9.63	%(c)	(1.64	)%(c)	1.84%	4.41%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.80%		0.78%		0.75%		1.25%	1.18%
Waiver/Reimbursement	0.32%		0.33%		0.43%		—	—
Net investment income (d)	3.17%		3.49%		3.75%		3.28%	3.36%
Portfolio turnover rate	12%		10%		6%		6%	3%
Net assets, end of period (000s)	$6,101		$4,974		$3,512		$3,007	$2,472

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.11		$9.55		$10.08		$10.26	$10.23
Income from Investment Operations:
Net investment income (a)	0.25		0.28		0.30		0.26	0.27
Net realized and unrealized gain (loss) on investments and futures contracts	0.30		0.55		(0.53)		(0.15)	0.09
Total from investment operations	0.55		0.83		(0.23)		0.11	0.36
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.27)		(0.30)		(0.26)	(0.26)
From net realized gains	—		—		—		(0.03)	(0.07)
Total distributions to shareholders	(0.25)		(0.27)		(0.30)		(0.29)	(0.33)
Net Asset Value, End of Period	$10.41		$10.11		$9.55		$10.08	$10.26
Total return (b)	5.50	%(c)	8.82	%(c)	(2.36	)%(c)	1.08%	3.63%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.55%		1.53%		1.50%		2.00%	1.93%
Waiver/Reimbursement	0.32%		0.33%		0.43%		—	—
Net investment income (d)	2.46%		2.77%		3.01%		2.53%	2.62%
Portfolio turnover rate	12%		10%		6%		6%	3%
Net assets, end of period (000s)	$849		$1,205		$1,150		$1,254	$1,518

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.11	$9.55	$10.08	$10.26	$10.23
Income from Investment Operations:
Net investment income (a)	0.29	0.31	0.34	0.29	0.30
Net realized and unrealized gain (loss) on investments and futures contracts	0.30	0.56	(0.54)	(0.15)	0.10
Total from investment operations	0.59	0.87	(0.20)	0.14	0.40
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.31)	(0.33)	(0.29)	(0.30)
From net realized gains	—	—	—	(0.03)	(0.07)
Total distributions to shareholders	(0.29)	(0.31)	(0.33)	(0.32)	(0.37)
Net Asset Value, End of Period	$10.41	$10.11	$9.55	$10.08	$10.26
Total return (b)(c)	5.87%	9.20%	(2.02)%	1.44%	3.99%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.20%	1.18%	1.15%	1.65%	1.58%
Waiver/Reimbursement	0.67%	0.68%	0.78%	0.35%	0.35%
Net investment income (d)	2.78%	3.07%	3.36%	2.88%	2.96%
Portfolio turnover rate	12%	10%	6%	6%	3%
Net assets, end of period (000s)	$5,292	$4,623	$2,582	$3,108	$4,192

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2010		2009		2008		2007 (a)	2006
Net Asset Value, Beginning of Period	$10.11		$9.55		$10.08		$10.26	$10.23
Income from Investment Operations:
Net investment income (b)	0.34		0.36		0.39		0.34	0.35
Net realized and unrealized gain (loss) on investments and futures contracts	0.30		0.56		(0.54)		(0.14)	0.10
Total from investment operations	0.64		0.92		(0.15)		0.20	0.45
Less Distributions to Shareholders:
From net investment income	(0.34)		(0.36)		(0.38)		(0.35)	(0.35)
From net realized gains	—		—		—		(0.03)	(0.07)
Total distributions to shareholders	(0.34)		(0.36)		(0.38)		(0.38)	(0.42)
Net Asset Value, End of Period	$10.41		$10.11		$9.55		$10.08	$10.26
Total return (c)	6.40	%(d)	9.75	%(d)	(1.53	)%(d)	1.94%	4.51%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.70%		0.68%		0.65%		1.15%	1.08%
Waiver/Reimbursement	0.32%		0.33%		0.43%		—	—
Net investment income (e)	3.29%		3.62%		3.85%		3.38%	3.46%
Portfolio turnover rate	12%		10%		6%		6%	3%
Net assets, end of period (000s)	$3,611		$3,726		$3,848		$5,037	$5,489

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.11		$9.55		$10.08		$10.26	$10.23
Income from Investment Operations:
Net investment income (a)	0.35		0.37		0.40		0.36	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.30		0.56		(0.53)		(0.15)	0.09
Total from investment operations	0.65		0.93		(0.13)		0.21	0.46
Less Distributions to Shareholders:
From net investment income	(0.35)		(0.37)		(0.40)		(0.36)	(0.36)
From net realized gains	—		—		—		(0.03)	(0.07)
Total distributions to shareholders	(0.35)		(0.37)		(0.40)		(0.39)	(0.43)
Net Asset Value, End of Period	$10.41		$10.11		$9.55		$10.08	$10.26
Total return (b)	6.55	%(c)	9.91	%(c)	(1.38	)%(c)	2.10%	4.67%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.55%		0.53%		0.50%		1.00%	0.93%
Waiver/Reimbursement	0.32%		0.33%		0.43%		—	—
Net investment income (d)	3.43%		3.76%		4.00%		3.52%	3.61%
Portfolio turnover rate	12%		10%		6%		6%	3%
Net assets, end of period (000s)	$76,103		$63,757		$55,108		$53,075	$50,453

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.76		$11.03		$11.54		$11.68	$11.61
Income from Investment Operations:
Net investment income (a)	0.38		0.39		0.40		0.38	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.38		0.73		(0.51)		(0.14)	0.08
Total from investment operations	0.76		1.12		(0.11)		0.24	0.46
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.39)		(0.40)		(0.38)	(0.38)
From net realized gains	—		—		—		— (b)	(0.01)
Total distributions to shareholders	(0.38)		(0.39)		(0.40)		(0.38)	(0.39)
Net Asset Value, End of Period	$12.14		$11.76		$11.03		$11.54	$11.68
Total return (c)	6.59	%(d)	10.30	%(d)	(1.02	)%(d)	2.12%	4.04%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80%		0.78%		0.75%		1.07%	1.06%
Waiver/Reimbursement	0.13%		0.13%		0.18%		—	—
Net investment income (e)	3.20%		3.39%		3.44%		3.30%	3.30%
Portfolio turnover rate	10%		20%		9%		9%	4%
Net assets, end of period (000s)	$12,110		$8,452		$4,200		$1,874	$2,529

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.76		$11.03		$11.54		$11.68	$11.61
Income from Investment Operations:
Net investment income (a)	0.30		0.31		0.32		0.30	0.30
Net realized and unrealized gain (loss) on investments and futures contracts	0.37		0.73		(0.51)		(0.14)	0.07
Total from investment operations	0.67		1.04		(0.19)		0.16	0.37
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.31)		(0.32)		(0.30)	(0.29)
From net realized gains	—		—		—		— (b)	(0.01)
Total distributions to shareholders	(0.29)		(0.31)		(0.32)		(0.30)	(0.30)
Net Asset Value, End of Period	$12.14		$11.76		$11.03		$11.54	$11.68
Total return (c)	5.80	%(d)	9.49	%(d)	(1.74	)%(d)	1.36%	3.27%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.55%		1.53%		1.50%		1.82%	1.81%
Waiver/Reimbursement	0.13%		0.13%		0.18%		—	—
Net investment income (e)	2.47%		2.67%		2.77%		2.55%	2.55%
Portfolio turnover rate	10%		20%		9%		9%	4%
Net assets, end of period (000s)	$1,016		$1,453		$1,503		$1,804	$2,965

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.76	$11.03	$11.54	$11.68	$11.61
Income from Investment Operations:
Net investment income (a)	0.33	0.34	0.36	0.33	0.34
Net realized and unrealized gain (loss) on investments and futures contracts	0.39	0.74	(0.51)	(0.13)	0.07
Total from investment operations	0.72	1.08	(0.15)	0.20	0.41
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.35)	(0.36)	(0.34)	(0.33)
From net realized gains	—	—	—	— (b)	(0.01)
Total distributions to shareholders	(0.34)	(0.35)	(0.36)	(0.34)	(0.34)
Net Asset Value, End of Period	$12.14	$11.76	$11.03	$11.54	$11.68
Total return (c)(d)	6.16%	9.87%	(1.40)%	1.71%	3.63%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.20%	1.18%	1.15%	1.47%	1.46%
Waiver/Reimbursement	0.47%	0.48%	0.53%	0.35%	0.35%
Net investment income (e)	2.77%	2.96%	3.09%	2.89%	2.91%
Portfolio turnover rate	10%	20%	9%	9%	4%
Net assets, end of period (000s)	$12,224	$5,861	$2,649	$2,019	$2,544

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2010		2009		2008		2007 (a)	2006
Net Asset Value, Beginning of Period	$11.76		$11.03		$11.54		$11.68	$11.61
Income from Investment Operations:
Net investment income (b)	0.40		0.41		0.42		0.39	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.38		0.72		(0.52)		(0.14)	0.08
Total from investment operations	0.78		1.13		(0.10)		0.25	0.47
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.40)		(0.41)		(0.39)	(0.39)
From net realized gains	—		—		—		— (c)	(0.01)
Total distributions to shareholders	(0.40)		(0.40)		(0.41)		(0.39)	(0.40)
Net Asset Value, End of Period	$12.14		$11.76		$11.03		$11.54	$11.68
Total return (d)	6.69	%(e)	10.42	%(e)	(0.90	)%(e)	2.22%	4.15%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.70%		0.68%		0.65%		0.97%	0.96%
Waiver/Reimbursement	0.13%		0.13%		0.18%		—	—
Net investment income (f)	3.31%		3.52%		3.62%		3.40%	3.41%
Portfolio turnover rate	10%		20%		9%		9%	4%
Net assets, end of period (000s)	$10,969		$11,667		$11,520		$13,575	$14,634

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.76		$11.03		$11.54		$11.68	$11.61
Income from Investment Operations:
Net investment income (a)	0.41		0.42		0.42		0.41	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.38		0.73		(0.50)		(0.14)	0.08
Total from investment operations	0.79		1.15		(0.08)		0.27	0.49
Less Distributions to Shareholders:
From net investment income	(0.41)		(0.42)		(0.43)		(0.41)	(0.41)
From net realized gains	—		—		—		— (b)	(0.01)
Total distributions to shareholders	(0.41)		(0.42)		(0.43)		(0.41)	(0.42)
Net Asset Value, End of Period	$12.14		$11.76		$11.03		$11.54	$11.68
Total return (c)	6.85	%(d)	10.58	%(d)	(0.75	)%(d)	2.37%	4.30%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.55%		0.53%		0.50%		0.82%	0.81%
Waiver/Reimbursement	0.13%		0.13%		0.18%		—	—
Net investment income (e)	3.46%		3.66%		3.73%		3.55%	3.55%
Portfolio turnover rate	10%		20%		9%		9%	4%
Net assets, end of period (000s)	$292,941		$293,160		$272,139		$130,411	$119,457

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.13		$10.52		$11.05		$11.21	$11.20
Income from Investment Operations:
Net investment income (a)	0.39		0.41		0.41		0.38	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.24		0.60		(0.53)		(0.15)	0.04
Total from investment operations	0.63		1.01		(0.12)		0.23	0.44
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.40)		(0.41)		(0.38)	(0.40)
From net realized gains	—		—		—		(0.01)	(0.03)
Total distributions to shareholders	(0.39)		(0.40)		(0.41)		(0.39)	(0.43)
Net Asset Value, End of Period	$11.37		$11.13		$10.52		$11.05	$11.21
Total return (b)	5.76	%(c)	9.76	%(c)	(1.16	)%(c)	2.11%	3.98%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.80%		0.79%		0.75%		1.11%	1.02%
Waiver/Reimbursement	0.26%		0.23%		0.27%		—	—
Net investment income (d)	3.50%		3.74%		3.71%		3.44%	3.57%
Portfolio turnover rate	8%		13%		14%		11%	10%
Net assets, end of period (000s)	$1,822		$2,432		$3,247		$1,130	$979

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.13		$10.52		$11.05		$11.21	$11.20
Income from Investment Operations:
Net investment income (a)	0.31		0.32		0.33		0.30	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.24		0.61		(0.53)		(0.15)	0.04
Total from investment operations	0.55		0.93		(0.20)		0.15	0.35
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.32)		(0.33)		(0.30)	(0.31)
From net realized gains	—		—		—		(0.01)	(0.03)
Total distributions to shareholders	(0.31)		(0.32)		(0.33)		(0.31)	(0.34)
Net Asset Value, End of Period	$11.37		$11.13		$10.52		$11.05	$11.21
Total return (b)	4.97	%(c)	8.94	%(c)	(1.88	)%(c)	1.35%	3.21%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.55%		1.54%		1.50%		1.86%	1.77%
Waiver/Reimbursement	0.26%		0.23%		0.27%		—	—
Net investment income (d)	2.73%		2.95%		3.00%		2.73%	2.82%
Portfolio turnover rate	8%		13%		14%		11%	10%
Net assets, end of period (000s)	$282		$282		$307		$303	$638

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.13	$10.52	$11.05	$11.21	$11.20
Income from Investment Operations:
Net investment income (a)	0.35	0.36	0.37	0.34	0.35
Net realized and unrealized gain (loss) on investments and futures contracts	0.24	0.61	(0.53)	(0.15)	0.04
Total from investment operations	0.59	0.97	(0.16)	0.19	0.39
Less Distributions to Shareholders:
From net investment income	(0.35)	(0.36)	(0.37)	(0.34)	(0.35)
From net realized gains	—	—	—	(0.01)	(0.03)
Total distributions to shareholders	(0.35)	(0.36)	(0.37)	(0.35)	(0.38)
Net Asset Value, End of Period	$11.37	$11.13	$10.52	$11.05	$11.21
Total return (b)(c)	5.33%	9.32%	(1.54)%	1.70%	3.57%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.20%	1.19%	1.15%	1.51%	1.42%
Waiver/Reimbursement	0.61%	0.58%	0.62%	0.35%	0.35%
Net investment income (d)	3.08%	3.26%	3.35%	3.06%	3.17%
Portfolio turnover rate	8%	13%	14%	11%	10%
Net assets, end of period (000s)	$1,639	$1,605	$918	$825	$1,365

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2010		2009		2008		2007 (a)	2006
Net Asset Value, Beginning of Period	$11.13		$10.52		$11.05		$11.21	$11.20
Income from Investment Operations:
Net investment income (b)	0.42		0.43		0.44		0.41	0.42
Net realized and unrealized gain (loss) on investments and futures contracts	0.24		0.61		(0.53)		(0.15)	0.04
Total from investment operations	0.66		1.04		(0.09)		0.26	0.46
Less Distributions to Shareholders:
From net investment income	(0.42)		(0.43)		(0.44)		(0.41)	(0.42)
From net realized gains	—		—		—		(0.01)	(0.03)
Total distributions to shareholders	(0.42)		(0.43)		(0.44)		(0.42)	(0.45)
Net Asset Value, End of Period	$11.37		$11.13		$10.52		$11.05	$11.21
Total return (c)	6.02	%(d)	10.03	%(d)	(0.89	)%(d)	2.36%	4.25%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.55%		0.54%		0.50%		0.86%	0.77%
Waiver/Reimbursement	0.26%		0.23%		0.27%		—	—
Net investment income (e)	3.73%		3.95%		4.00%		3.69%	3.81%
Portfolio turnover rate	8%		13%		14%		11%	10%
Net assets, end of period (000s)	$8,643		$8,760		$9,011		$10,852	$11,879

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.13		$10.52		$11.05		$11.21	$11.20
Income from Investment Operations:
Net investment income (a)	0.42		0.43		0.44		0.41	0.42
Net realized and unrealized gain (loss) on investments and futures contracts	0.24		0.61		(0.53)		(0.15)	0.04
Total from investment operations	0.66		1.04		(0.09)		0.26	0.46
Less Distributions to Shareholders:
From net investment income	(0.42)		(0.43)		(0.44)		(0.41)	(0.42)
From net realized gains	—		—		—		(0.01)	(0.03)
Total distributions to shareholders	(0.42)		(0.43)		(0.44)		(0.42)	(0.45)
Net Asset Value, End of Period	$11.37		$11.13		$10.52		$11.05	$11.21
Total return (b)	6.02	%(c)	10.03	%(c)	(0.89	)%(c)	2.36%	4.25%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.55%		0.54%		0.50%		0.86%	0.77%
Waiver/Reimbursement	0.26%		0.23%		0.27%		—	—
Net investment income (d)	3.73%		3.95%		4.01%		3.69%	3.81%
Portfolio turnover rate	8%		13%		14%		11%	10%
Net assets, end of period (000s)	$83,723		$93,422		$99,493		$103,512	$103,708

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Tax-Exempt Bond Funds

October 31, 2010

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a "Fund", and collectively, the "Funds"):

Columbia Connecticut Intermediate Municipal Bond Fund ("Connecticut")

Columbia Intermediate Municipal Bond Fund ("Intermediate Municipal")

Columbia Massachusetts Intermediate Municipal Bond Fund ("Massachusetts")

Columbia New Jersey Intermediate Municipal Bond Fund ("New Jersey")

Columbia New York Intermediate Municipal Bond Fund ("New York")

Columbia Rhode Island Intermediate Municipal Bond Fund ("Rhode Island")

Investment Objectives

Each Fund, with the exception of Intermediate Municipal, seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the individual income tax of its state, as is consistent with relative stability of principal. Intermediate Municipal seeks current income exempt from federal income tax, consistent with preservation of principal. All Funds are non-diversified investment companies, except for Intermediate Municipal and New Jersey which are diversified investment companies.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Each share class has its own expense structure and sales charges, as applicable.

The Funds no longer accept investments by new or existing investors in each Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of other Columbia Funds.

Class A and Class T shares are subject to a maximum front-end sales charge of 3.25% and 4.75%, respectively, based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a maximum contingent deferred sales charge ("CDSC") of 1.00% based upon the holding period after purchase.

Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T and Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value

Columbia Tax-Exempt Bond Funds, October 31, 2010 (continued)

of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the

Columbia Tax-Exempt Bond Funds, October 31, 2010 (continued)

life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for distributions, amortization/accretion adjustments and market discount reclassifications on debt securities were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Connecticut	$(3,045)	$3,045	$—
Intermediate Municipal	(8,323)	15,591	(7,268)
Massachusetts	(23,829)	23,829	—
New Jersey	(10,081)	10,084	(3)
New York	(725)	727	(2)
Rhode Island	(6,040)	6,040	—

Columbia Tax-Exempt Bond Funds, October 31, 2010 (continued)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

	October 31, 2010
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Connecticut	$8,065,425	$—	$—
Intermediate Municipal	90,257,672	414,045	—
Massachusetts	12,089,452	—	—
New Jersey	2,814,822	—	—
New York	11,008,399	—	—
Rhode Island	3,765,466	9,408	—
	October 31, 2009
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Connecticut	$8,042,693	$—	$—
Intermediate Municipal	94,030,243	220,837	—
Massachusetts	11,832,253	—	—
New Jersey	2,687,593	—	—
New York	10,961,110	—	—
Rhode Island	4,299,358	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
Connecticut	$719,024	$—	$—	$13,406,411
Intermediate Municipal	9,229,080	—	—	126,599,964
Massachusetts	929,476	—	85,103	24,470,688
New Jersey	219,517	—	—	4,454,942
New York	854,443	—	—	20,568,776
Rhode Island	278,648	—	466,287	5,440,945

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Columbia Tax-Exempt Bond Funds, October 31, 2010 (continued)

Unrealized appreciation and depreciation at October 31, 2010, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Connecticut	$13,572,247	$(165,836)	$13,406,411
Intermediate Municipal	162,164,135	(35,564,171)	126,599,964
Massachusetts	25,038,004	(567,316)	24,470,688
New Jersey	4,903,664	(448,722)	4,454,942
New York	20,678,734	(109,958)	20,568,776
Rhode Island	5,473,219	(32,274)	5,440,945

The following capital loss carryforwards, determined as of October 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2015	2016	2017	Total
Connecticut	$—	$120,603	$550,750	$671,353
Intermediate Municipal	—	—	1,944,846	1,944,846
New Jersey	—	—	33,651	33,651
New York	74,187	—	1,269,982	1,344,169

Capital loss carryforwards utilized during the year ended October 31, 2010 were as follows:

Capital Losses Utilized
Connecticut	$294,823
Intermediate Municipal	7,864,202
Massachusetts	613,109
New Jersey	106,668
New York	819,361
Rhode Island	145,481

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service ("IRS").

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset

Columbia Tax-Exempt Bond Funds, October 31, 2010 (continued)

management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Funds. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Funds and changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on each Fund's average daily net assets as follows:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.48%
$500 million to $1 billion	0.43%
$1 billion to $1.5 billion	0.40%
$1.5 billion to $3 billion	0.37%
$3 billion to $6 billion	0.36%
Over $6 billion	0.35%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Funds under the same fee structure.

For the year ended October 31, 2010, the effective investment advisory fee rates for each Fund, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Connecticut	0.48%
Intermediate Municipal	0.41%
Massachusetts	0.48%
New Jersey	0.48%
New York	0.48%
Rhode Island	0.48%

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Funds under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Funds, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Funds at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Funds entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Funds pay State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Funds for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds' portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Columbia Tax-Exempt Bond Funds, October 31, 2010 (continued)

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Funds and changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Funds. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Funds and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended October 31, 2010, each Fund's effective transfer agent fee rate for each class of the Funds, as a percentage of each Fund's average daily net assets, was as follows:

Effective Fee Rate
Connecticut	0.02%
Intermediate Municipal	0.04%
Massachusetts	0.01%
New Jersey	0.02%
New York	0.02%
Rhode Island	0.01%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended October 31, 2010, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Funds' shares and changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended October 31, 2010, initial sales charges paid by shareholders on the purchase of Class A and Class T shares and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares were as follows:

	Front-End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C
Connecticut	$756	$16	$500	$219	$370
Intermediate Municipal	8,566	13	137	1,024	2,987
Massachusetts	2,638	656	2,244	18	1,972
New Jersey	2,228	61	—	1,225	1,230
New York	2,284	7	11	150	5,130
Rhode Island	116	77	—	—	150

Columbia Tax-Exempt Bond Funds, October 31, 2010 (continued)

The Funds have adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the New Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee		Service Fee
	Class B	Class C	Class A	Class B	Class C
Connecticut[1]	0.75%	0.75%	0.25%	0.25%	0.25%
Intermediate Municipal[2]	0.65%	0.65%	0.20%	0.20%	0.20%
Massachusetts[1]	0.75%	0.75%	0.25%	0.25%	0.25%
New Jersey[1]	0.75%	0.75%	0.25%	0.25%	0.25%
New York[1]	0.75%	0.75%	0.25%	0.25%	0.25%
Rhode Island[1]	0.75%	0.75%	0.25%	0.25%	0.25%

1  The New Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees do not exceed 0.65% annually of average net assets. This arrangement may be modified or terminated by the New Distributor at any time.

2  The New Distributor has voluntarily agreed to waive a portion of Intermediate Municipal's Class C share distribution fees so that the combined distribution and service fees do not exceed 0.40% annually of average net assets. This arrangement may be modified or terminated by the New Distributor at any time.

Shareholder Service Fee

Each Fund has adopted shareholder service plans that permit them to pay for certain services provided to Class T shareholders by their financial advisors. The Funds may pay shareholder service fees up to a maximum of 0.40% of each Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). Connecticut, Intermediate Municipal, Massachusetts, New Jersey and New York will limit such fees to an aggregate annual rate of not more than 0.15% of each Fund's average daily net assets attributable to Class T shares. No fees were charged during the year ended October 31, 2010, under the Class T service plan with respect to Rhode Island. In addition, effective November 8, 2010, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Funds' shares. There were no changes to the underwriting discount structure of the Funds or the service, distribution or shareholder services fee rates paid by the Funds as a result of the Transaction.

Fee Waivers and Expense Reimbursements

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of each Fund's expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, do not exceed 0.55% of each Fund's average daily net assets on an annualized basis. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of each Fund's expenses in the same manner. These arrangements may be modified or terminated by the New Advisor at any time.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of the New Advisor or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, each Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Columbia Tax-Exempt Bond Funds, October 31, 2010 (continued)

Trustees are compensated for their services to the Funds, as set forth on the Statements of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fees" on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets.

Other

Prior to the Closing, certain Funds made daily investments of cash balances in certain formerly affiliated open-ended investment companies managed by Columbia. The income earned prior to the Closing by each Fund from such investments is included as "Dividends from affiliates" on the Statements of Operations. As an investing fund, each Fund was indirectly allocated its proportionate share of the expenses of the fund in which it invested.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended October 31, 2010, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Connecticut	$1
Intermediate Municipal	33
Massachusetts	7
New Jersey	8
New York	1
Rhode Island	2

Note 6. Portfolio Information

For the year ended October 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Connecticut	$26,225,525	$24,718,034
Intermediate Municipal	325,797,928	423,186,535
Massachusetts	36,444,078	30,268,579
New Jersey	19,574,263	9,594,193
New York	33,937,042	32,193,243
Rhode Island	8,216,306	19,932,167

Note 7. Regulatory Settlements

During the years ended October 31, 2010 and October 31, 2009, Intermediate Municipal received payments totaling $7,268 and $15,125, respectively, relating to certain regulatory settlements with third parties that the Fund had participated in during the respective periods. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

Note 8. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

Columbia Tax-Exempt Bond Funds, October 31, 2010 (continued)

For the year ended October 31, 2010, the Funds did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of October 31, 2010, certain shareholder accounts owned more than 10% of the outstanding shares of one or more of the Funds. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of accounts and aggregate percentages of shares outstanding held therein are as follows:

	Number of Accounts	% of Shares Outstanding Held
Connecticut	1	79.3
Intermediate Municipal	1	86.4
Massachusetts	2	84.1
New Jersey	1	76.1
New York	1	76.9
Rhode Island	1	81.6

Note 10. Significant Risks and Contingencies

Non-Diversification Risk

Connecticut, Massachusetts, New York and Rhode Island are non-diversified funds, which generally means that they may invest a greater percentage of their total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by a Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Funds' value will likely be more volatile than the value of more diversified funds. The Funds may not operate as non-diversified funds at all times.

Geographic Concentration Risk

Each of Connecticut, Massachusetts, New Jersey, New York and Rhode Island had greater than 5% of its total net assets on October 31, 2010, invested in debt obligations issued by its respective state and political subdivisions, agencies and public authorities, as well as in such obligations of Puerto Rico. The Funds are more susceptible to economic and political factors adversely affecting issuers of their respective state's and Puerto Rico's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

Each Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At October 31, 2010, private insurers who insured greater than 20% of the total net assets of the Funds were as follows:

Connecticut

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	22.8

Rhode Island

Insurer	% of Total Net Assets
Assured Guaranty Municipal Corp.	32.1

At October 31, 2010, Assured Guaranty Municipal Corp. and National Public Finance Guarantee Corp. were rated at AA+ and A, respectively by Standard & Poor's.

Tax Development Risk

Each Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District

Columbia Tax-Exempt Bond Funds, October 31, 2010 (continued)

of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were

Columbia Tax-Exempt Bond Funds, October 31, 2010 (continued)

issued, and except as disclosed below, noted no items requiring adjustment of the financial statements or additional disclosures.

The Board of Trustees has approved a proposal to merge New Jersey and Rhode Island into Intermediate Municipal.

Shareholders of New Jersey and Rhode Island will vote on each respective proposed merger at a Special Meeting of Shareholders scheduled to be held during the first half of 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund (the "Funds") (constituting part of Columbia Funds Series Trust I), at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2010

Federal Income Tax Information (Unaudited) – Columbia Tax-Exempt Bond Funds

Columbia Connecticut Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2010, 100.0% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2010, 99.5% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Massachusetts Intermediate Municipal Bond Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2010, $89,358, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2010, 100.0% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia New Jersey Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2010, 100.0% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia New York Intermediate Municipal Bond Fund

For the fiscal year ended October 31, 2010, 100.0% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Rhode Island Intermediate Municipal Bond Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended October 31, 2010, $489,601, or, if subsequently determined to be different, the net capital gain of such year.

For the fiscal year ended October 31, 2010, 99.8% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Board Consideration and Approval of Advisory Agreements

Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund and Columbia New York Intermediate Municipal Bond Fund

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For each of Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund and Columbia New York Intermediate Municipal Bond Fund, the Advisory Agreement will decrease contractual investment advisory fee rates. For Columbia Intermediate Municipal Bond Fund, the Advisory Agreement would, subject to shareholder approval, increase contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with

Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  For each of Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund and Columbia New York Intermediate Municipal Bond Fund, the reduction in the rates payable under each Fund's administrative services agreement at certain asset levels;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for each of Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund and Columbia New York Intermediate Municipal Bond Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

o  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

o  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted the performance of each Affected Fund through February 28, 2010 relative to that of a peer group selected by an independent third-party data provider for purposes of performance comparisons. Specifically, Columbia Connecticut Intermediate Municipal Bond Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period and in the fourth quintile for the three- and five-year periods; Columbia Intermediate Municipal Bond Fund's performance was in the third quintile for the one-year period and in the fourth quintile for the three- and five-year periods; Columbia Massachusetts Intermediate Municipal Bond Fund's performance was in the fifth quintile for the one-year period and in the third quintile for the three- and five-year periods; and Columbia New York Intermediate Municipal Bond Fund's performance was in the second quintile for the one- and three-year periods, and in the third quintile for the five-year period.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for each of Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund and Columbia New York Intermediate Municipal Bond Fund would decrease the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund's current investment management services agreement. The trustees considered that the Advisory Agreement for Columbia Intermediate Municipal Bond Fund would increase the contractual investment advisory fee rates payable by that Fund at certain asset levels and would be otherwise identical to that Fund's current investment management services agreement. In addition, the trustees also considered that, for

Columbia Intermediate Municipal Bond Fund, with the proposed fee reductions under its administrative services agreement, the contractual fee rate under both the Advisory Agreement and the proposed administrative services agreement would be lower than the current combined contractual fee rate under those agreements at most asset levels. The trustees also considered that based on its expenses for its most recent fiscal year. Columbia Intermediate Municipal Bond Fund's total net expenses were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of each of Columbia Connecticut Intermediate Municipal Bond Fund's, Columbia Intermediate Municipal Bond Fund's, Columbia Massachusetts Intermediate Municipal Bond Fund's and Columbia New York Intermediate Municipal Bond Fund's current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by

Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Tax-Exempt Bond Funds listed on the front cover.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Tax-Exempt Bond Funds
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1026 A (12/10)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the ten series of the registrant whose reports to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2010 and October 31, 2009 are approximately as follows:

2010	2009
$304,200	$308,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2010 and October 31, 2009 are approximately as follows:

2010	2009
$46,000	$46,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2010 and October 31, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2010 and October 31, 2009 are approximately as follows:

2010	2009
$45,300	$46,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended October 31, 2010 and October 31, 2009, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2010 and October 31, 2009 are approximately as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2010 and October 31, 2009 are approximately as follows:

2010	2009
$743,800	$1,147,400

In both fiscal years 2010 and 2009, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended October 31, 2010 and October 31, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2010 and October 31, 2009 are approximately as follows:

2010	2009
$835,100	$1,240,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	December 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	December 20, 2010

By (Signature and Title)	/s/Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	December 20, 2010